[STATE STREET RESEARCH LOGO]
                                        GLOBAL RESOURCES FUND

                                        An aggressive growth
                                        fund investing in
                                        energy and natural
                                        resources companies



                                       PROSPECTUS
                                       August 1, 1998

[sidebar text]

This prospectus has information you should know before you invest. Please read it carefully and keep it with your investment records.

Although these securities have been registered with the Securities and Exchange Commission, the SEC has not approved or disapproved them and does not guarantee the accuracy or adequacy of the information in this prospectus. Anyone who informs you otherwise is committing a federal crime.

[end of sidebar text]


[graphic of Boston's Custom House]

                                    CONTENTS                                   1
--------------------------------------------------------------------------------


        2    THE FUND

        2    Goal and Strategies

        3    Principal Risks

        6    Volatility and Performance

        8    Investor Expenses

       10    Investment Management

       11    YOUR INVESTMENT

       11    Opening an Account

       11    Choosing a Share Class

       13    Sales Charges

       15    Dealer Compensation

       16    Buying and Selling Shares

       20    Account Policies

       22    Distributions and Taxes

       23    Investor Services

       24    OTHER INFORMATION

       24    Other Securities and Risks

       26    Financial Highlights


BACK COVER   For Additional Information

2                                   THE FUND
--------------------------------------------------------------------------------



[chesspiece graphic] GOAL AND STRATEGIES

FUNDAMENTAL GOAL The fund seeks to provide long-term growth of capital.

PRINCIPAL STRATEGIES Under normal market conditions, the fund invests at least 65% of total assets in securities of energy and natural resources companies and companies in associated businesses, as well as utilities. These typically include companies involved in the exploration, production or distribution of energy or natural resources, such as gas, oil, metals and minerals, as well as related transportation companies and equipment manufacturers. The fund may invest in companies located anywhere in the world and will generally invest in at least three countries. It expects to invest primarily in developed markets, particularly the U.S. and Canada, but may also invest in emerging markets.

In selecting investments, the fund looks for companies that appear to have the potential for above-average long-term performance. These may include companies that are expected to show above-average growth over the long term as well as those that appear to be trading below their true worth. While the fund tends to


[sidebar text]

[magnifying glass graphic] WHO MAY WANT TO INVEST

State Street Research Global Resources Fund is designed for investors who seek one or more of the following:

* an aggressive stock fund for a long-term goal

* a fund to complement a well-diversified portfolio

* a focused fund with a global scope


The fund is NOT appropriate for investors who:

* want to avoid high volatility or possible losses

* want a fund that invests in a broad range of industries

* are making short-term investments

* are investing emergency reserve money

* are seeking regular income

[end of sidebar text]
emphasize smaller companies, from time to time it may emphasize companies of other sizes. The fund's investments may include common and preferred stocks, convertible securities, warrants and depositary receipts.

The fund reserves the right to invest up to 35% of total assets in other U.S. and foreign investments. These may include stocks of companies not associated with energy or natural resources. They may also include debt securities, although the fund may not invest more than 10% of total assets in junk bonds (bonds that are in or below the Standard & Poor's BB or Moody's Ba rating categories, or their unrated equivalents). The fund may buy and sell currencies, either for immediate or future delivery, to hedge its positions in foreign securities or to enhance returns.

The fund may adjust the composition of its portfolio as market conditions and economic outlooks change.

For more information about the fund's investments and practices, see page 24.


[traffic sign graphic] PRINCIPAL RISKS

Because the fund invests primarily in stocks, including foreign stocks, its major risks are those of stock investing, including sudden, unpredictable drops in value and the potential for periods of lackluster performance.

Foreign stocks carry additional risks, including the risk of currency fluctuations.

The fund's strategy of focusing on energy and natural resources companies means that its performance will be closely tied to the performance of a particular market segment. At times, the performance of these companies may lag the performance of the broader stock market.

4                              THE FUND CONTINUED
--------------------------------------------------------------------------------

Stocks of smaller energy and natural resources companies are especially affected by variations in the commodities markets because smaller companies usually lack the resources and the broad business lines to weather hard times. Similarly, because the fund is non-diversified with regard to issuers of securities, it does not have to invest in as many companies as a diversified fund, and could therefore be more significantly affected by the performance of a small number of its investments.

For these reasons, an investment in the fund should only be used to complement a portfolio that is already well-diversified.

Foreign securities present additional risks beyond those of U.S. securities. In particular, they are generally more volatile and less liquid than their counterparts in the U.S., for reasons that may include unstable political or economic climates, lack of standardized accounting practices and markets that are smaller and therefore more sensitive to trading activity. Changes in currency exchange rates have the potential to reduce or eliminate certain gains achieved in securities markets or create net losses. These risks are usually higher in less developed countries.

The success of the fund's investment strategy depends largely on the investment manager's skill in anticipating commodity price trends, allocating assets geographically and assessing the potential of the stocks the fund buys.

The fund's shares will rise and fall in value and there is a risk that you could lose money by investing in the fund. Also, the fund cannot be certain that it will achieve its goal. Finally, fund shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government entity or the FDIC.

Information on other securities and risks appears on page 24.

A "snapshot" of the fund's investments may be found in the current annual or semiannual report (see back cover).

[sidebar text]

[magnifying glass graphic] WHAT DRIVES THE
                           ENERGY AND NATURAL
                           RESOURCES MARKETS?

Energy and natural resources companies are significantly affected by the markets for the commodities associated with their businesses. The prices of individual commodities can be influenced by broad economic trends, such as inflation. They can also be influenced by specific supply and demand considerations that may not affect the prices of other commodities, such as political developments in critical producing regions.

In many cases, the price of a commodity will be determined by a complex combination of factors, with various factors offsetting or reinforcing each other. Oil prices, for example, can be influenced by global or regional economic growth, climate patterns, government policies encouraging conservation or consumption, technological advances, the policies of the OPEC cartel and political developments in the Middle East or the former Soviet Union, to name just a few. A fund investing in energy and natural resources companies, therefore, must try to anticipate the general and specific factors that will influence the prices of various commodities and adjust its portfolio accordingly.

[end of sidebar text]

6                            VOLATILITY AND PERFORMANCE
--------------------------------------------------------------------------------

[bar chart graphic]

                                                                                        Years ended December 31
---------------------------------------------------------------------------------------------------------------------------
YEAR-BY-YEAR TOTAL RETURN (CLASS A)                            1991      1992     1993     1994     1995      1996     1997
---------------------------------------------------------------------------------------------------------------------------
80%
70%
60%
50%
40%
30%
20%
10%
0%
(10%)
(20%)                                                         (17.84)    6.78     32.08   (4.45)    22.63      70.25   5.56


[upward pointing triangle dingbat] BEST QUARTER: first quarter 1993, up 34.55%

[downward pointing triangle dingbat] WORST QUARTER: fourth quarter 1997, down 19.66%

RETURN FROM 1/1/98 - 6/30/98 (not annualized): down 16.02%

                                                                                          As of December 31, 1997
                                                                               ------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN                                                    1 Year             5 Years      Since Inception*
-------------------------------------------------------------------------------------------------------------------------------

                              Class A (%)                                        0.81              21.58              8.57
                              Class B (%)                                        0.06              21.80              8.80
                              Class C (%)                                        3.80              21.93              8.76
                              Class S (%)                                        5.86              23.09              9.42
                              S&P 500 Index (%)                                 33.35              20.25             17.84
                              Lipper Natural Resources Funds Average (%)         0.52              14.19              8.08



*Since inception (3/2/90)

                                                                               7
[sidebar text]

[magnifying glass graphic] UNDERSTANDING
                           VOLATILITY AND
                           PERFORMANCE

The chart and table on the opposite page are designed to show two aspects of the fund's track record:

* YEAR-BY-YEAR TOTAL RETURN shows how volatile the fund has been: how much the difference has been, historically, between its best years and worst years. In general, funds with higher average annual total returns will also have higher volatility. The graph includes the effects of fund expenses, but not sales charges. If sales charges had been included, returns would have been less than shown.

* AVERAGE ANNUAL TOTAL RETURN is a measure of the fund's performance over time. It is determined by taking the fund's performance over a given period and expressing it as an average annual rate. Average annual total return includes the effects of fund expenses and maximum sales charges for each class, and assumes that you sold your shares at the end of the period.

Also included with the fund's average annual returns are two independent measures of performance. The S&P 500 (officially, the "Standard & Poor's 500 Composite Stock Price Index") is an unmanaged index of 500 U.S. stocks. The Lipper Natural Resources Funds Average shows the performance of a category of mutual funds with similar goals. The Lipper average shows you how well the fund has done compared to competing funds. While the fund does not seek to match the returns or the volatility of the S&P 500 index, this index is a good indicator of general stock market performance and can be used as a rough guide when gauging the return of this and other investments. When making comparisons, keep in mind that neither the S&P 500 nor the Lipper average includes the effects of sales charges. Also, even if your stock portfolio were identical to the S&P 500, your returns would always be lower, because the S&P 500 doesn't include brokerage and administrative expenses.

In both the chart and the table, the returns shown for the fund include performance from before the creation of share classes in 1993. If the returns for Class B and Class C from before 1993 had reflected their current distribution/service (12b-1) fee (as described on page 8), these returns would have been lower.

Keep in mind that past performance is no guarantee of future results.

[end of sidebar text]

8                                 INVESTOR EXPENSES
--------------------------------------------------------------------------------

                                                                                     Class descriptions begin on page 11
                                                                                ------------------------------------------------

SHAREHOLDER FEES (% of offering price)                                          Class A      Class B    Class C(1)    Class S(1)
--------------------------------------------------------------------------------------------------------------------------------

                                 Maximum front-end sales charge (load)           4.50         0.00         0.00         0.00
                                 Maximum deferred sales charge (load)            0.00(2)      5.00         1.00         0.00

ANNUAL FUND EXPENSES (% of average net assets)                                  Class A      Class B     Class C        Class S
-------------------------------------------------------------------------------------------------------------------------------

                                Management fee                                   0.75         0.75         0.75         0.75
                                Distribution/service (12b-1) fees                0.25         1.00         1.00         0.00
                                Other expenses                                   0.42         0.42         0.42         0.42
                                                                                -----       ------       ------       ------
                                Total annual fund operating expenses             1.42         2.17         2.17         1.17
                                                                                =====       ======       ======       ======


EXAMPLE                         Year                                            Class A      Class B      Class C       Class S
-------------------------------------------------------------------------------------------------------------------------------

                                 1                                              $  588       $720/$220    $320/$220       $119
                                 3                                              $  879       $979/$679         $679       $372
                                 5                                              $1,191   $1,364/$1,164       $1,164       $644
                                10                                              $2,075          $2,313       $2,503     $1,420

[footnote text]

(1) Before November 1, 1997, Class C shares were designated Class D and Class S shares were designated Class C.

(2) Except for investments of $1 million or more; see page 13.

[end footnote text]

                                                                               9
[sidebar text]

[magnifying glass graphic] UNDERSTANDING
                           INVESTOR EXPENSES

The information on the opposite page is designed to give you an idea of what you should expect to pay in expenses as an investor in the fund:

* SHAREHOLDER FEES are costs that are charged to you directly. These fees are not charged on reinvestments or exchanges.

* ANNUAL FUND EXPENSES are deducted from the fund's assets every year, and are thus paid indirectly by all fund investors.

* The EXAMPLE is designed to allow you to compare the costs of this fund with those of other funds. It assumes that you invested $10,000 over the years indicated, reinvested all distributions, earned a hypothetical 5% annual return and paid the maximum applicable sales charges. For Class B shares, it also assumes the automatic conversion to Class A after eight years.

  Where two numbers are shown separated by a slash, the first one assumes you sold all your shares at the end of the period, while the second assumes you stayed in the fund. Where there is only one number, the costs would be the same either way.

Investors should keep in mind that the example is for comparison purposes only. The fund's actual performance and expenses may be higher or lower.

[end of sidebar text]

10                             THE FUND CONTINUED
--------------------------------------------------------------------------------


[thinker graphic]  INVESTMENT MANAGEMENT

The fund's investment manager is State Street Research & Management Company, One Financial Center, Boston, MA 02111. The firm traces its heritage back to 1924 and the founding of one of America's first mutual funds. Today the firm has more than $53 billion in assets under management (as of June 30, 1998), including more than $17 billion in mutual funds.


The investment manager is responsible for the fund's investment and business activities, and receives the management fee (0.75% of net assets, annually) as compensation.The investment manager is a subsidiary of Metropolitan Life Insurance Company.

Daniel J. Rice III has been responsible for the fund's day-to-day portfolio management since its inception in March 1990. A senior vice president, he joined the firm in 1984 and has worked as an investment professional since 1979.

11                                 Your Investment
--------------------------------------------------------------------------------

[key graphic] OPENING AN ACCOUNT

If you are opening an account through a financial professional, he or she can assist you with all phases of your investment.

If you are investing through a large retirement plan or other special program, follow the instructions in your program materials.

To open an account without the help of a financial professional, please use the instructions on these pages.

[pencil and paper graphic) CHOOSING A SHARE CLASS

The fund offers four share classes, each with its own sales charge and expense structure.

If you are investing a substantial amount and plan to hold your shares for a long period, Class A shares may make the most sense for you. If you are investing a lesser amount, you may want to consider Class B shares (if investing for at least five years) or Class C shares (if investing for less than five years). If you are investing through a special program, such as a large employer-sponsored retirement plan or certain programs available through brokers, you may be eligible to purchase Class S shares.

Because all future investments in your account will be made in the share class you designate when opening the account, you should make your decision carefully. Your financial professional can help you choose the share class that makes the most sense for you.

12                          YOUR INVESTMENT CONTINUED
--------------------------------------------------------------------------------
[sidebar text]

[magnifying glass graphic]  UNDERSTANDING
                            DISTRIBUTION/SERVICE
                            FEES

As noted in the descriptions at right, all share classes except Class S have an annual distribution/service fee. This is also called a 12b-1 fee, after the SEC rule that permits this type of fee.

Under its current 12b-1 plan, the fund may pay certain distribution and service fees for these classes out of fund assets. Because 12b-1 fees are an ongoing expense, they will increase the cost of your investment and, over time, could potentially cost you more than if you had paid other types of sales charges. For that reason, you should consider the effects of 12b-1 fees as well as sales loads when choosing a share class (the example on page 8 in this prospectus can be helpful in this regard).

Some of the 12b-1 fee is used to compensate those financial professionals who sell fund shares and provide ongoing service to shareholders. The table on page 15 shows how these professionals' compensation is calculated.

[end of sidebar text]


CLASS A -- FRONT LOAD

* Initial sales charge of 4.5% or less

* Lower sales charges for larger investments; see sales charge schedule on facing page

* Lower annual expenses than Class B or Class C shares because of lower distribution/service (12b-1) fee of 0.25%


CLASS C(1) -- LEVEL LOAD

* No initial sales charge

* Deferred sales charge of 1%, paid if you sell shares within one year of purchase

* Lower deferred sales charge than Class B shares

* Annual distribution/service (12b-1) fee of 1.00%

* No conversion to Class A shares after eight years, so annual expenses do not decrease


CLASS B -- BACK LOAD

* No initial sales charge

* Deferred sales charge of 5% or less on shares you sell within five years o Annual distribution/service (12b-1) fee of 1.00%

* Automatic conversion to Class A shares after eight years, reducing future annual expenses



CLASS S(2) -- SPECIAL PROGRAMS

* Available only through certain retirement accounts, advisory accounts of the investment manager and other special programs, including broker programs with recordkeeping and other services; these programs usually involve special conditions and separate fees (consult your financial professional or your program materials)

* No sales charges of any kind

* No distribution/service (12b-1) fees; annual expenses are lower than other share classes

[footnote text]

(1) Before November 1, 1997, these were designated Class D.

(2) Before November 1, 1997, these were designated Class C.

[end footnote text]

SALES CHARGES

CLASS A -- FRONT LOAD

 when you invest        this % is   which equals
 this amount            deducted    this % of
                        for sales   your net
                        charges     investment
--------------------------------------------------------------------------------

Up to $99,999             4.50       4.71

--------------------------------------------------------------------------------

$100,000 - $249,999       3.50       3.63

--------------------------------------------------------------------------------

$250,000 - $499,999       2.50       2.56

--------------------------------------------------------------------------------

$500,000 - $999,999       2.00       2.04

--------------------------------------------------------------------------------

 $1 million or more       see next column


With Class A shares, you pay a sales charge only when you buy shares.


If you are investing $1 million or more (either as a lump sum or through any of the methods described on the application), you can purchase Class A shares without any sales charge. However, you may be charged a "contingent deferred sales charge" (CDSC) of 1% of the purchase price of any shares you sell within the first year. Other policies regarding the calculation of the CDSC are the same as for Class B.

Class A shares are also offered with low or no sales charges through various wrap-fee programs and other sponsored arrangements (consult your financial professional or your program materials).


CLASS B -- BACK LOAD


                            this % of net asset value
 when you sell shares       at the time of purchase (or
 in this year after you     of sale, if lower) is deduct-
 bought them                ed from your proceeds
--------------------------------------------------------------------------------

First year                            5.00

--------------------------------------------------------------------------------

Second year                           4.00

--------------------------------------------------------------------------------

Third year                            3.00

--------------------------------------------------------------------------------

Fourth year                           3.00

--------------------------------------------------------------------------------

Fifth year                            2.00

--------------------------------------------------------------------------------
Sixth year or later                   None

With Class B shares, you pay no sales charge when you invest, but you are charged a "contingent deferred sales charge" (CDSC) when you sell shares you have held for five years or less, as described in the table above. Any shares acquired through reinvestment are not subject to the CDSC. There is no CDSC on exchanges into other State Street Research funds, and the

14                          YOUR INVESTMENT CONTINUED
--------------------------------------------------------------------------------

date of your initial investment will continue to be used as the basis for CDSC calculations when you exchange. To ensure that you pay the lowest CDSC possible, the fund will always use the shares with the lowest CDSC to fill your sell requests.

The CDSC is waived on shares sold for mandatory retirement distributions or because of disability or death. Consult your financial professional or the State Street Research Service Center.

Class B shares automatically convert to Class A shares after eight years; Class A shares have lower annual expenses.


CLASS C (FORMERLY CLASS D) -- LEVEL LOAD


                            this % of net asset value
 when you sell shares       at the time of purchase (or
 in this year after you     of sale, if lower) is deduct-
 bought them                ed from your proceeds
--------------------------------------------------------------------------------

First year                            1.00

--------------------------------------------------------------------------------
Second year or later                  None

With Class C shares, you pay no sales charge when you invest, but you are charged a "contingent deferred sales charge" (CDSC) when you sell shares you have held for one year or less, as described in the table above. Policies regarding the calculation of the CDSC are the same as for Class B.

Class C shares currently have the same annual expenses as Class B shares, but never convert to Class A shares (with their lower annual expenses).

CLASS S (FORMERLY CLASS C) -- SPECIAL PROGRAMS

Class S shares have no sales charges.

[graphic of a check] DEALER COMPENSATION

Financial professionals who sell shares of State Street Research funds and perform services for fund investors may receive sales commissions and annual fees. These are paid by the fund's distributor, using money from sales charges, distribution/service (12b-1) fees and its other resources.

Financial professionals may impose a transaction fee on the purchase or sale of shares by shareholders.The distributor may pay its affiliate MetLife Securities, Inc. additional compensation of up to 0.25% of certain sales or assets.

BROKERS FOR PORTFOLIO TRADES

When placing trades for the fund's portfolio, State Street Research chooses brokers that provide the best execution (a term defined by service as well as price), but may also consider a broker's sales of fund shares.


Maximum Dealer Compensation                  Class A   Class B   Class C  Class S
-------------------------------------------------------------------------------------

Initial commission (%)                         --      4.00      1.00     0.00
Investments up to $100,000 (%)               4.00        --         --      --
$100,000 - $249,999 (%)                      3.00        --         --      --
$250,000 - $499,999 (%)                      2.00        --         --      --
$500,000 - $999,999 (%)                      1.75        --         --      --
First $1-3 million (%)                       1.00(1)     --         --      --
Next $2 million (%)                          0.50(1)     --         --      --
Next $1 and above (%)                        0.25(1)     --         --      --
Annual fee (%)                               0.25      0.25      0.90     0.00

[footnote text]

(1) If your broker declines this commission, the one-year CDSC on your investment is waived.

[end of footnote text]

16                         BUYING AND SELLING SHARES
--------------------------------------------------------------------------------

[cash register graphic] POLICIES FOR
                        BUYING SHARES

Once you have chosen a share class, the next step is to determine the amount you want to invest.

MINIMUM INITIAL INVESTMENTS:

* $1,000 for accounts that use the Investamatic program

* $2,000 for Individual Retirement Accounts

* $2,500 for all other accounts


MINIMUM ADDITIONAL INVESTMENTS:

* $50 for any account

Complete the enclosed application. You can avoid future inconvenience by signing up now for any services you might later use.


TIMING OF REQUESTS All requests received by State Street Research before 4:00 p.m. eastern time will be executed the same day, at that day's closing share price. Orders received after 4:00 p.m. will be executed the following day, at that day's closing share price.

WIRE TRANSACTIONS Funds may be wired between 8:00 a.m. and 4:00 p.m. eastern time. To make a same-day wire investment, please notify State Street Research by 12:00 noon of your intention to wire funds, and make sure your wire arrives by 4:00 p.m. Your bank may charge a fee for wiring money.

                              INSTRUCTIONS FOR BUYING SHARES                  17
--------------------------------------------------------------------------------

                                            To Open an Account                To Add to an Account

[graphic of briefcase]   THROUGH A          Consult your financial            Consult your financial
                         PROFESSIONAL       professional or your program      professional or your program
                         OR PROGRAM         materials.                        materials.


 BY MAIL [graphic of                        Make your check payable to        Fill out an investment slip or
          mailbox]                          "State Street Research Funds."    indicate the fund name and
                                            Forward the check and your        account number on your check.
                                            application to State Street       Make your check payable to
                                            Research.                         "State Street Research Funds."
                                                                              Forward the check and slip to
                                                                              State Street Research.


[graphic of              BY FEDERAL         Call to obtain an account         Call State Street Research to obtain a control number.
federal building]        FUNDS WIRE         number and forward your           Instruct your bank to wire funds to:
                                            application to State Street       * State Street Bank and Trust Company, Boston, MA
                                            Research. Wire funds using        * ABA: 011000028
                                            the instructions at right.        * BNF: fund name and share class you want to buy
                                                                              * AC: 99029761
                                                                              * OBI: your name and your account number
                                                                              * Control: the number given to you by State
                                                                                Street Research



BY ELECTRONIC     [graphic of               Verify that your bank is a        Call State Street Research to
FUNDS TRANSFER    electrical                member of the ACH (Automated      verify that the necessary bank
(ACH)             outlet]                   Clearing House) system.           information is on file for
                                            Forward your application to       your account. If it is, you
                                            State Street Research. Please     may request a transfer with
                                            be sure to include the            the same phone call. If not,
                                            appropriate bank information.     please ask State Street
                                            Call State Street Research to     Research to provide you with
                                            request a purchase.               an EZ Trader application.

[graphic of
calendar]                BY INVESTAMATIC    Forward your application, with    Call State Street Research to
                                            all appropriate sections          verify that Investamatic is in
                                            completed, to State Street        place on your account, or to
                                            Research, along with a check      request a form to add it.
                                            for your initial investment       Investments are automatic once
                                            payable to "State Street          Investamatic is in place.
                                            Research Funds."

BY EXCHANGE    [graphic of                  Call State Street Research or     Call State Street Research or
               exchange]                    visit our Web site.                visit our Web site.

                                            State Street Research Service Center  PO Box 8408, Boston, MA 02266-8408
                                            Call toll-free: 1-800-562-0032  (business days 8:00 a.m. - 6:00 p.m., eastern time)
                                            Internet www.ssrfunds.com

18                                YOUR INVESTMENT CONTINUED
--------------------------------------------------------------------------------


[graphic of receipt] POLICIES FOR
                     SELLING SHARES

CIRCUMSTANCES THAT REQUIRE WRITTEN REQUESTS Please submit instructions in writing when any of the following apply: o you are selling more than $100,000 worth of shares

* the name or address on the account has changed within the last 30 days

* you want the proceeds to go to a name or address not on the account registration

* you are transferring shares to an account with a different registration or share class

* you are selling shares held in a corporate or fiduciary account; for these accounts, additional documents are required:

  corporate accounts: certified copy of a corporate resolution fiduciary accounts: copy of power of attorney or other governing document


To protect your account against fraud, all signatures on these documents must be guaranteed. You may obtain a signature guarantee at most banks and securities dealers. A notary public cannot provide a signature guarantee.

INCOMPLETE SELL REQUESTS State Street Research will attempt to notify you promptly if any information necessary to process your request is missing.

TIMING OF REQUESTS All requests received in good order by State Street Research before 4:00 p.m. eastern time will be executed the same day, at that day's closing share price. Requests received after 4:00 p.m. will be executed the following day, at that day's closing share price.


WIRE TRANSACTIONS Proceeds sent by federal funds wire must total at least $5,000. A fee of $7.50 will be deducted from all proceeds sent by wire, and your bank may charge an additional fee to receive wired funds.

SELLING RECENTLY PURCHASED SHARES If you sell shares before the check or electronic funds transfer (ACH) for those shares has been collected, you will not receive the proceeds until your initial payment has cleared. This may take up to 15 days after your purchase was recorded (in rare cases, longer). If you open an account with shares purchased by wire, you cannot sell those shares until your application has been processed.

                              INSTRUCTIONS FOR SELLING SHARES                 19
--------------------------------------------------------------------------------




                              TO SELL SOME OR ALL OF YOUR SHARES

[graphic of   THROUGH A       Consult your financial professional or your program materials.
briefcase]    PROFESSIONAL
              OR PROGRAM


BY MAIL [graphic of mailbox]  Send a letter of instruction, an endorsed stock power or share certificates (if you hold certificate shares) to State Street Research. Specify the fund, the account number and the dollar value or number of shares. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required (see facing page).


[graphic of   BY FEDERAL      Check with State Street Research to make sure that a wire redemption privilege, including a bank
federal       FUNDS WIRE      designation, is in place on your account. Once this is established, you may place your request to sell
building]                     shares with State Street Research. Proceeds will be wired to your pre-designated bank account. (See
                              "Wire Transactions" on facing page.)


BY ELECTRONIC   [graphic of   Check with State Street Research to make sure that the EZ Trader feature, including a bank
FUNDS TRANSFER  electrical    designation, is in place on your account. Once this is established, you may place your request to sell
(ACH)           outlet]       shares with State Street Research. Proceeds will be sent to your pre-designated bank account.


[graphic of   BY TELEPHONE    As long as the transaction does not require a written request (see facing page), you or your financial
telephone]                    professional can sell shares by calling State Street Research. A check will be mailed to you on the following business day.



BY EXCHANGE   [graphic of     Read the prospectus for the fund into which you are exchanging. Call State Street Research or visit
              exchange]       our Web site.



[graphic of   BY SYSTEMATIC   See plan information on page 23.
calendar]     WITHDRAWAL PLAN


                              State Street Research Service Center  PO Box 8408, Boston, MA 02266-8408
                              Call toll-free: 1-800-562-0032  (business days 8:00 a.m. - 6:00 p.m., eastern time)
                              Internet www.ssrfunds.com

20                          YOUR INVESTMENT CONTINUED
--------------------------------------------------------------------------------


[graphic of policies] ACCOUNT POLICIES

TELEPHONE REQUESTS When you open an account you automatically receive telephone privileges, allowing you to place requests for your account by telephone. Your financial professional can also use these privileges to request exchanges on your account and, with your written permission, redemptions. For your protection, all telephone calls are recorded.

As long as State Street Research takes certain measures to authenticate telephone requests on your account, you may be held responsible for unauthorized requests. Unauthorized telephone requests are rare, but if you want to protect yourself completely, you can decline the telephone privilege on your application. The fund may suspend or eliminate the telephone privilege at any time.

EXCHANGE PRIVILEGES There is no fee to exchange shares among State Street Research funds. Your new fund shares will be the equivalent class of your current shares. Any contingent deferred sales charges will continue to be calculated from the date of your initial investment.

Frequent exchanges can interfere with fund management and drive up costs for all shareholders. Because of this, the fund currently limits each account, or group of accounts under common ownership or control, to six exchanges per calendar year. The fund may change or eliminate the exchange privilege at any time, may limit or cancel any shareholder's exchange privilege and may refuse to accept any exchange request, particularly those associated with "market timing" strategies.

For Merrill Lynch customers, exchange privileges extend to Summit Cash Reserves Fund, which is related to the fund for purposes of investment and investor services.

ACCOUNTS WITH LOW BALANCES If the value of your account falls below $1,500, State Street Research may mail you a notice asking you to bring the account back up to $1,500 or close it out. If you do not take action within 60 days, State Street Research may either sell your shares and mail the proceeds to you at the address of record or, depending on the circumstances, may deduct an annual maintenance fee (currently $18).

THE FUND'S BUSINESS HOURS The fund is open the same days as the New York Stock Exchange (generally Monday through Friday). Fund representatives are available from 8:00 a.m. to 6:00 p.m. eastern time on these days.

CALCULATING SHARE PRICE The fund calculates its share price every business day at the close of regular trading on the New York Stock Exchange (usually at 4:00 p.m. eastern time). The share price is the fund's total assets minus its liabilities (net asset value, or NAV) divided by the number of existing shares.

In calculating its NAV, the fund uses the last reported sale price or quotation for portfolio securities. However, in cases where these are unavailable, or when the investment manager believes that subsequent events have rendered them unreliable, the fund may use fair-value estimates instead.

Because foreign securities markets are sometimes open on different days from U.S. markets, there may be instances when the value of the fund's portfolio changes on days when you cannot buy or sell fund shares.

REINSTATING RECENTLY SOLD SHARES For 120 days after you sell shares, you have the right to "reinstate" your investment by putting some or all of the proceeds into any currently available State Street Research fund at net asset value. Any CDSC you paid on the amount you are reinstating will be credited to your account. You may only use this privilege once in any twelve-month period with respect to your shares of a given fund.


ADDITIONAL POLICIES Please note that the fund maintains additional policies and reserves certain rights, including:

* The fund may vary its requirements for initial or additional investments, exchanges, reinvestments, periodic investment plans, retirement and employee benefit plans, sponsored arrangements and other similar programs

* All orders to purchase shares are subject to acceptance by the fund

* At any time, the fund may change or discontinue its sales charge waivers and any of its order acceptance practices, and may suspend the sale of its shares

* The fund may delay sending you redemption proceeds for up to seven days, or longer if permitted by the SEC

* To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the State Street Research Service Center promptly

22                         YOUR INVESTMENT CONTINUED
--------------------------------------------------------------------------------

[sidebar text]

[Magnifying glass graphic] TAX CONSIDERATIONS

Unless your investment is in a tax-deferred account, you may want to avoid:

* investing a large amount in the fund close to the end of its fiscal year or a calendar year (if the fund makes a capital gains distribution, you will receive some of your investment back as a taxable distribution)

* selling shares at a loss for tax purposes and investing in a substantially identical investment within 30 days before or after that sale (such a transaction is usually considered a "wash sale," and you will not be allowed to claim a tax loss)


[end of sidebar text]



[graphic of Uncle Sam] DISTRIBUTIONS AND TAXES

INCOME AND CAPITAL GAINS DISTRIBUTIONS The fund typically distributes any net income and net capital gains to shareholders around the end of the fund's fiscal year, which is June 30. To comply with tax regulations, the fund may also pay an additional capital gains distribution in December.

You may have your distributions reinvested in the fund, invested in a different State Street Research fund, deposited in a bank account, or mailed out by check. If you do not give State Street Research other instructions, your distributions will automatically be reinvested in the fund.


TAX EFFECTS OF DISTRIBUTIONS AND TRANSACTIONS In general, any dividends and short-term capital gains distributions you receive from the fund are taxable as ordinary income. Distributions of other capital gains are generally taxable as capital gains -- in most cases, at different rates from those that apply to ordinary income.

The tax you pay on a given capital gains distribution generally depends on how long the fund has held the portfolio securities it sold. It does not depend on how long you have owned your fund shares or whether you reinvest your distributions.

Every year, the fund will send you information detailing the amount of ordinary income and capital gains distributed to you for the previous year.

The sale of shares in your account may produce a gain or loss, and is a taxable event. For tax purposes, an exchange is the same as a sale.

Your investment in the fund could have additional tax consequences. Please consult your tax professional for assistance.

BACKUP WITHHOLDING By law, the fund must withhold 31% of your distributions and proceeds if you have not provided complete, correct taxpayer information.


[interlocked hands graphic] INVESTOR SERVICES

INVESTAMATIC PROGRAM Use Investamatic to set up regular automatic investments in the fund from your bank account. You determine the frequency and amount of your investments.

SYSTEMATIC WITHDRAWAL PLAN This plan is designed for retirees and other investors who want regular withdrawals from a fund account. The plan is free and allows you to withdraw up to 8% of your fund assets a year without incurring any contingent deferred sales charges. Certain terms and minimums apply.

EZ TRADER This service allows you to purchase or sell fund shares over the telephone through the ACH (Automated Clearing House) system.

DIVIDEND ALLOCATION PLAN This plan automatically invests your distributions from the fund into another fund of your choice, without any fees or sales charges.

AUTOMATIC BANK CONNECTION This plan lets you route any distributions or Systematic Withdrawal Plan payments directly to your bank account.

RETIREMENT PLANS State Street Research also offers a full range of prototype retirement plans for individuals, sole proprietors, partnerships, corporations and employees.

Call 1-800-562-0032 for information on any of the services described above.

24                            OTHER INFORMATION
--------------------------------------------------------------------------------

[graphic of securities certificates] OTHER SECURITIES
                                     AND RISKS

Each of the fund's portfolio securities and investment practices offers certain opportunities and carries various risks. Major investments and risk factors are outlined in the fund description starting on page 2. Below are brief descriptions of other securities and practices, along with their associated risks.

RESTRICTED AND ILLIQUID SECURITIES Any securities that are thinly traded or whose resale is restricted can be difficult to sell at a desired time and price. Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted and illiquid securities could hamper the fund's ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the fund) may have a subjective element.

BONDS The value of any bonds held by the fund is likely to decline when interest rates rise; this risk is greater for bonds with longer maturities. A less significant risk is that a bond issuer could default on principal or interest payments, causing a loss for the fund. However, junk bonds have a higher risk of default than investment grade bonds, and their market prices can be more volatile.

DERIVATIVES Derivatives, a category that includes options and futures, are financial instruments whose value derives from one or more securities, indices or currencies. The fund may use certain derivatives for hedging (attempting to offset a potential loss in one position by establishing an interest in an opposite position). The fund may also use certain derivatives for speculation (investing for potential income or capital gain).

While hedging can guard against potential risks, it adds to the fund's expenses and can eliminate some opportunities for gains. There is also a risk that a derivative intended as a hedge may not perform as expected.

The main risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative.

With some derivatives, whether used for hedging or speculation, there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for the fund.

SECURITIES LENDING The fund may seek additional income by lending portfolio securities to qualified institutions. By reinvesting any cash collateral it receives in these transactions, the fund could realize additional gains or losses. If the borrower fails to return the securities and the invested collateral has declined in value, the fund could lose money.


SHORT-TERM TRADING While the fund ordinarily does not trade securities for short-term profits, it will sell any security at the time it believes best, which may result in short-term trading. Short-term trading can increase the fund's transaction costs and may increase your tax liability if there are capital gains. In addition, foreign securities generally involve higher brokerage costs per share traded.


DEFENSIVE INVESTING During unusual market conditions, the fund may place up to 100% of total assets in cash or high-quality, short-term debt securities.


YEAR 2000 The investment manager does not currently anticipate that computer problems related to the year 2000 will have a material effect on the fund. However, there can be no assurances in this area, including the possibility that year 2000 computer problems could negatively affect communication systems, investment markets or the economy in general.

26                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

These highlights are intended to help you understand the fund's performance over the past five years. Except for the figures for the period 7/1/97 to 12/31/97, the information in these tables has been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. Total return figures assume reinvestment of all distributions.

                                      CLASS A
-------------------------------------------------------------------------------------------------------------
                                                       Years ended June 30                    7/1/97 -
Per Share Data                                 1993       1994(1) 1995(1) 1996(1)  1997(1)  12/31/97(1)
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD ($)       8.02      13.51   11.84   12.16    17.44        22.39
                                               ----      -----   -----    -----    -----       -----

    Net investment loss ($)*                  (0.13)     (0.17)  (0.16)  (0.20)   (0.15)       (0.10)
    Net realized and unrealized
    gain (loss) on investments ($)             5.62      (1.50)   0.48    5.48     5.86         0.71
                                              -----      -----   -----    ----    -----         ----
TOTAL FROM INVESTMENT OPERATIONS ($)           5.49      (1.67)   0.32    5.28     5.71         0.61
                                              -----      -----   -----    ----    -----        -----
    Distributions from capital gains ($)         --         --      --      --    (0.76)       (2.34)
                                              -----      -----   -----    ----    -----        -----
TOTAL DISTRIBUTIONS ($)                          --         --      --      --    (0.76)       (2.34)
                                              -----      -----   -----    ----    -----        -----
NET ASSET VALUE, END OF PERIOD ($)            13.51      11.84   12.16   17.44    22.39        20.66
                                              =====      =====   =====   =====    =====        =====
Total return (%)(3)                           68.45     (12.36)   2.70   43.42    32.96         2.07(4)

Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------------

Net assets at end of period ($ thousands)    33,513     30,679  25,692  30,943   80,029       99,245
Expense ratio (%)*                             1.75       1.75    1.75    1.75     1.42         1.34(5)
Ratio of net investment loss
to average net assets (%)*                    (1.44)     (1.46)  (1.41)  (1.47)   (0.73)       (0.78)(5)
Portfolio turnover rate (%)                   61.00      30.98   62.94   92.33    51.67        46.87
*Reflects voluntary reduction of
 expenses per share of these amounts ($)       0.03       0.11    0.09    0.05     0.00           --




                                        CLASS B
-------------------------------------------------------------------------------------------------------
                                                  Years ended June 30                         7/1/97 -
Per Share Data                                 1993(2)    1994(1) 1995(1) 1996(1)  1997(1)  12/31/97(1)
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          12.99      13.51   11.78   12.03    17.12        21.80
                                               ----      -----   -----    -----   -----        -----
    Net investment loss ($)*                  (0.02)     (0.23)  (0.23)  (0.30)   (0.30)       (0.19)
    Net realized and unrealized
    gain (loss) on investments ($)             0.54      (1.50)   0.48    5.39     5.74         0.71
                                               ----      -----   -----    -----   -----        -----
TOTAL FROM INVESTMENT OPERATIONS ($)           0.52      (1.73)   0.25    5.09     5.44         0.52
                                               ----      -----   -----    -----   -----        -----
    Distributions from capital gains ($)         --         --      --     --     (0.76)       (2.34)
                                               ----      -----   -----    -----   -----        -----
TOTAL DISTRIBUTIONS ($)                          --         --      --     --     (0.76)       (2.34)
                                               ----      -----   -----    -----   -----        -----
NET ASSET VALUE, END OF PERIOD ($)            13.51      11.78   12.03   17.12    21.80        19.98
                                              =====      =====   =====   =====    =====        =====
Total return (%)(3)                            4.00(4)  (12.81)  2.12   42.31    31.98         1.71(4)


Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------
Net assets at end of period ($ thousands      1,048      6,333   7,030   2,828   78,701       98,849
Expense ratio (%)*                             2.25(5)    2.25    2.33    2.50     2.17         2.09(5)
Ratio of net investment loss
to average net assets (%)*                   (1.98)(5)   (1.93)  (1.98)  (2.20)   (1.47)       (1.53)(5)
Portfolio turnover rate (%)                   61.00      30.98   62.94   92.33    51.67        46.87
*Reflects voluntary reduction of
 expenses per share of these amounts           0.00       0.14    0.09    0.04     0.00           --

 27

                                                       Class C (formerly Class D)
-------------------------------------------------------------------------------------------------------

                                                Years ended June 30                           7/1/97 -
Per Share Data                                 1993(2)    1994(1) 1995(1) 1996(1)  1997(1)  12/31/97(1)
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD ($)      12.99      13.51   11.77   12.02    17.10        21.76
                                               ----      -----   -----    -----    -----       -----
    Net investment loss ($)*                  (0.02)     (0.23)  (0.23)  (0.30)   (0.30)       (0.19)
    Net realized and unrealized
    gain (loss) on investments ($)             0.54      (1.51)   0.48    5.38     5.72         0.70
                                               ----      -----   -----    -----   -----        -----
TOTAL FROM INVESTMENT OPERATIONS ($)           0.52      (1.74)   0.25    5.08     5.42         0.51
                                               ----      -----   -----    -----   -----        -----
    Distributions from capital gains ($)         --         --      --      --    (0.76)       (2.34)
                                               ----      -----   -----    -----   -----        -----
TOTAL DISTRIBUTIONS ($)                          --         --      --      --    (0.76)       (2.34)
                                               ----      -----   -----    -----   -----        -----
NET ASSET VALUE, END OF PERIOD ($)            13.51      11.77   12.02   17.10    21.76        19.93
                                              =====      =====   =====   =====    =====        =====
Total return (%)(3)                            4.00(4)  (12.88)   2.12   42.26    31.90         1.66(4)

Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------
Net assets at end of period ($ thousands)       588      1,931   2,350   5,154   27,528       40,597
Expense ratio (%)*                             2.25(5)    2.25    2.33    2.50     2.17         2.09(5)
Ratio of net investment loss
to average net assets (%)*                    (2.00)(5)  (1.94)  (1.99)  (2.20)   (1.45)       (1.53)(5)
Portfolio turnover rate (%)                   61.00      30.98   62.94   92.33    51.67        46.87
*Reflects voluntary reduction of
 expenses per share of these amounts ($)       0.00       0.13    0.09    0.05     0.00           --





                                                       Class S (formerly Class C)
-------------------------------------------------------------------------------------------------------
                                               Years ended June 30                            7/1/97 -
Per Share Data                                 1993(2)    1994(1) 1995(1) 1996(1)  1997(1)  12/31/97(1)
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          12.99      13.52   11.90   12.27    17.64        22.72
                                              -----      -----   -----   -----    -----        -----
    Net investment loss ($)*                  (0.00)     (0.15)  (0.11)  (0.17)   (0.10)       (0.07)
    Net realized and unrealized
    gain (loss) on investments ($)             0.53      (1.47)   0.48    5.54     5.94         0.72
                                              -----      -----   -----   -----    -----        -----
TOTAL FROM INVESTMENT OPERATIONS ($)           0.53      (1.62)   0.37    5.37     5.84         0.65
                                              -----      -----   -----   -----    -----        -----

    Distributions from capital gains             --         --      --      --    (0.76)       (2.34)
                                              -----      -----   -----   -----    -----        -----
TOTAL DISTRIBUTIONS ($)                          --         --      --      --    (0.76)       (2.34)
                                              -----      -----   -----   -----    -----        -----
NET ASSET VALUE, END OF PERIOD ($)            13.52      11.90   12.27   17.64    22.72        21.03
                                              =====      =====   =====   =====    =====        =====
Total return (%)(3)                            4.08(4)  (11.98)   3.11   43.77    33.33         2.22(4)

Ratios/Supplemental Data
--------------------------------------------------------------------------------------------------------
Net assets at end of period ($ thousands)       146        960   3,288   5,632   10,747        9,941
Expense ratio (%)*                             1.25(5)    1.25    1.33    1.50     1.17         1.09(5)
Ratio of net investment loss
to average net assets (%)*                   (1.05)(5)   (0.95)  (1.01)  (1.20)   (0.48)       (0.54)(5)
Portfolio turnover rate (%)                   61.00      30.98   62.94   92.33    51.67        46.87
*Reflects voluntary reduction of
 expenses per share of these amounts   --      0.00       0.16    0.08    0.05     0.00           --


[footnote text]

(1) Per-share figures have been calculated using the average shares method.

(2) June 1, 1993 (commencement of share class designations) to June 30, 1993.

(3) Does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the distributor and its affiliates had not voluntarily reduced a portion of the fund's expenses.

(4) Not annualized.

(5) Annualized.

[end of footnote text]

28                                     NOTES
--------------------------------------------------------------------------------

                                        NOTES                                 29
--------------------------------------------------------------------------------

                           FOR ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
[sidebar text]

If you have questions about the fund or would like to request a free copy of the current annual/semiannual report or SAI, contact State Street Research or your financial professional.




[State Street Research Logo]
Service Center
P.O. Box 8408, Boston, MA 02266
Telephone: 1-800-562-0032
Internet: www.ssrfunds.com


You can also obtain information about the fund, including the SAI and certain other fund documents, on the Internet at www.sec.gov, in person at the SEC's Public Reference Room in Washington, DC (telephone 1-800-SEC-0330) or by mail by sending your request, along with a duplicating fee, to the SEC's Public Reference Section, Washington, DC 20549-6009.




prospectus
-------------------------
SEC File Number: 811-4624

[end of sidebar text]



You can find additional information on the fund's structure and its performance in the following documents:

ANNUAL/SEMIANNUAL REPORTS While the prospectus describes the fund's potential investments, these reports detail the fund's actual investments as of the report date. Reports include a discussion by fund management of recent economic and market trends and fund performance. The annual report also includes the report of the fund's independent accountants.

TICKER SYMBOLS
-------------------------------------------------------------------------------
Class A                                                                  SSGRX
Class B                                                                  SSBGX
Class C                                                                  SSGDX
Class S (proposed)                                                       SSGCX



STATEMENT OF ADDITIONAL INFORMATION (SAI) A supplement to the prospectus, the SAI contains further information about the fund and its investment limitations and policies. It also includes the most recent annual report and the independent accountants' report. A current SAI for this fund is on file with the Securities and Exchange Commission and is incorporated by reference (is legally part of this prospectus).





                                                                   GR-036F-0898
                                      Control Number: 5204-980801(exp1198)SSR-LD

                   State Street Research Global Resources Fund
                                   a series of
                       State Street Research Equity Trust

                       STATEMENT OF ADDITIONAL INFORMATION

                                                August 1, 1998

                                TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----
INVESTMENT OBJECTIVE..............................................................................................2

ADDITIONAL INVESTMENT POLICIES AND RESTRICTIONS...................................................................2

ADDITIONAL INFORMATION CONCERNING
         CERTAIN RISKS AND INVESTMENT TECHNIQUES..................................................................4

DEBT INSTRUMENTS AND PERMITTED CASH INVESTMENTS..................................................................16

 THE TRUST, THE FUND AND ITS SHARES..............................................................................23

TRUSTEES AND OFFICERS............................................................................................25

MANAGEMENT OF THE FUND AND INVESTMENT ADVISORY SERVICES..........................................................30

PURCHASE AND REDEMPTION OF SHARES................................................................................31

SHAREHOLDER ACCOUNTS.............................................................................................36

NET ASSET VALUE..................................................................................................40

PORTFOLIO TRANSACTIONS...........................................................................................41

CERTAIN TAX MATTERS..............................................................................................45

DISTRIBUTION OF SHARES OF THE FUND...............................................................................49

CALCULATION OF PERFORMANCE DATA..................................................................................53

CUSTODIAN........................................................................................................56

INDEPENDENT ACCOUNTANTS..........................................................................................56

FINANCIAL STATEMENTS.............................................................................................56

         The following Statement of Additional Information is not a Prospectus. It should be read in conjunction with the Prospectus of State Street Research Global Resources Fund (the "Fund") dated August 1, 1998, which may be obtained without charge from the offices of State Street Research Equity Trust (the "Trust") or State Street Research Investment Services, Inc. (the "Distributor"), One Financial Center, Boston, Massachusetts 02111-2690.

CONTROL NUMBER:  1285S-980815(exp1198) SSR-LD                       GR-879D-0898

                              INVESTMENT OBJECTIVE

         As set forth under "The Fund--Goal and Strategies--Fundamental Goal" in the Prospectus of State Street Research Global Resources Fund (the "Fund"), the Fund's investment goal, which is to provide long-term growth of capital, is fundamental and may not be changed by the Fund except by the affirmative vote of a majority of the outstanding voting securities of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). (Under the 1940 Act, a "vote of the majority of the outstanding voting securities" means the vote, at the annual or a special meeting of security holders duly called, (i) of 67% or more of the voting securities present at the meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (ii) of more than 50% of the outstanding voting securities, whichever is less.)

                 ADDITIONAL INVESTMENT POLICIES AND RESTRICTIONS

         As set forth under "The Fund--Principal Risks" and "Other Information--Other Securities and Risks" in the Fund's Prospectus, the Fund has adopted certain investment restrictions, and those investment restrictions are either fundamental or not fundamental. Fundamental restrictions may not be changed by the Fund except by the affirmative vote of a majority of the outstanding voting securities of the Fund. Restrictions that are not fundamental may be changed by a vote of a majority of the Trustees of the Trust.

         The Fund's fundamental investment restrictions are set forth below. Under these restrictions, it is the Fund's policy:

         (1) not to invest in a security if the transaction would result in the Fund owning more than 10% of any class of voting securities of an issuer, except that this restriction does not apply to investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or backed by the U.S. Government;

         (2)      not to issue senior securities;

         (3) not to underwrite or participate in the marketing of securities of other issuers, except (a) the Fund may purchase or otherwise acquire securities of other issuers for investment, either from the issuers or from persons in a control relationship with the issuers or from underwriters of such securities; and (b) to the extent that, in connection with the disposition of the Fund's securities, the Fund may be deemed to be an underwriter under certain federal securities laws;

         (4) not to purchase or sell fee simple interests in real estate or illiquid interests in limited partnerships that invest in real estate, although the Fund may purchase and sell other interests in real estate including readily marketable interests in real estate investment trusts or companies which own or invest or deal in real estate;

         (5) not to invest in physical commodities or physical commodity contracts or options in excess of 10% of the Fund's total assets, except that investments in essentially financial items or arrangements such as, but not limited to, swap arrangements, hybrids, currencies, currency and other forward contracts, futures contracts and options on futures contracts on securities, securities indices, interest rates and currencies shall not be deemed investments in commodities or commodities contracts;

         (6) not to make loans, except that the Fund may lend portfolio securities and purchase bonds, debentures, notes and similar obligations (including repurchase agreements with respect thereto);

         (7) not to conduct arbitrage transactions (provided that investments in futures and options shall not be deemed arbitrage transactions);

         (8) not to invest directly as a joint venturer or general partner in oil, gas or other mineral exploration or development joint ventures or general partnerships (provided that the Fund may invest in securities issued by companies which invest in or sponsor such programs and in securities indexed to the price of oil, gas or other minerals);

         (9) not to borrow money except for borrowings from banks for extraordinary and emergency purposes, such as permitting redemption requests to be honored, and then not in an amount in excess of 25% of the value of its total assets, and except insofar as reverse repurchase agreements may be regarded as borrowing. The Fund will not purchase additional portfolio securities at any time when it has outstanding money borrowings in excess of 5% of the Fund's total assets (taken at current value); and

         (10) not to make any investment which would cause more than 25% of the value of the Fund's total assets to be invested in securities of issuers principally engaged in any one industry other than any energy industry [for purposes of this restriction, (a) energy and nonenergy industries will be divided according to their services, so that, for example, in the case of (i) utilities, gas, gas transmission, electric and telephone companies each will be deemed to be in a separate industry, and (ii) oil and oil related companies will be divided by types, with oil production companies, oil service companies and marketing companies each deemed to be in a separate industry, (b) finance companies will be classified according to the industries of their parent companies and (c) securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities (including repurchase agreements involving such U.S. Government securities to the extent excludable under relevant regulatory interpretations) shall be excluded].

         The following investment restrictions may be changed by a vote of a majority of the Trustees. Under these restrictions, it is the Fund's policy:

         (1) not to engage in transactions in options except in connection with options on securities, securities indices and currencies, and options on futures contracts on securities, securities indices and currencies;

         (2) not to purchase securities on margin or make short sales of securities or maintain a short position except for short sales "against the box";

         (3) not to hypothecate, mortgage or pledge any of its assets except as may be necessary in connection with permitted borrowings (for the purpose of this restriction, futures and options, and related escrow or custodian receipts or letters, margin or safekeeping accounts, or similar arrangements used in the industry in connection with the trading of futures and options, are not deemed to involve a hypothecation, mortgage or pledge of assets);

         (4) not to purchase a security issued by another investment company, except to the extent permitted under the 1940 Act or except by purchases in the open market involving only customary brokers' commissions, or securities acquired as dividends or distributions or in connection with a merger consolidation or similar transaction or other exchange;

         (5) not to invest in companies for the purpose of exercising control over their management, although the Fund may from time to time present its views on various matters to the management of issuers in which it holds investments; and

         (6) not to purchase any security or enter into a repurchase agreement if as a result more than 15% of its net assets would be invested in securities that are illiquid (including repurchase agreements not entitling the holder to payment of principal and interest within seven days);

                        ADDITIONAL INFORMATION CONCERNING
                     CERTAIN RISKS AND INVESTMENT TECHNIQUES

Derivatives

         The Fund may buy and sell certain types of derivatives, such as options, futures contracts , options on futures contracts, and swaps under circumstances in which such instruments are expected by State Street Research & Management Company, the Fund's Investment Manager (the "Investment Manager"), to aid in achieving the Fund's investment objective . The Fund may also purchase instruments with characteristics of both futures and securities (e.g., debt instruments with interest and principal payments determined by reference to the value of a commodity or a currency at a future time) and which, therefore, possess the risks of both futures and securities investments.

         Derivatives, such as options, futures contracts, options on futures contracts, and swaps enable the Fund to take both "short" positions (positions which anticipate a decline in the market value of a particular asset or index) and "long" positions (positions which anticipate an increase in the market value of a particular asset or index). The Fund may also use strategies which involve simultaneous short and long positions in response to specific market conditions, such as where the Investment Manager anticipates unusually high or low market volatility.

         The Investment Manager may enter into derivative positions for the Fund for either hedging or non-hedging purposes. The term hedging is applied to defensive strategies designed to protect the Fund from an expected decline in the market value of an asset or group of assets that the Fund owns (in the case of a short hedge) or to protect the Fund from an expected rise in the market value of an asset or group of assets which it intends to acquire in the future (in the case of a long or "anticipatory" hedge). Non- hedging strategies include strategies designed to produce incremental income (such as the option writing strategy described below) or "speculative" strategies which are undertaken to profit from (i) an expected decline in the market value of an asset or group of assets which the Fund does not own or (ii) expected increases in the market value of an asset which it does not plan to acquire. Information about specific types of instruments is provided below.

Futures Contracts.

         Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a currency or an index of securities, at a future time at a specified price. A contract to buy establishes a long position while a contract to sell establishes a short position.

         The purchase of a futures contract on an equity security or an index of equity securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. The Fund will initially be required to deposit with the Trust's custodian or the broker effecting the futures transaction an amount of "initial margin" in cash or securities, as permitted under applicable regulatory policies.

         Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called "maintenance margin") to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as "marking to market." For example, when the Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when the Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and the Fund would be required to make a maintenance margin payment to the broker.

         At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position which will terminate the Fund's position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance are seldom made.

         In transactions establishing a long position in a futures contract, assets equal to the face value of the futures contract will be identified by the Fund to the Trust's custodian for maintenance in a separate account to insure that the use of such futures contracts is unleveraged. Similarly, assets having a value equal to the aggregate face value of the futures contract will be identified with respect to each short position. The Fund will utilize such assets and methods of cover as appropriate under applicable exchange and regulatory policies.

Options.

         The Fund may use options to implement its investment strategy. There are two basic types of options: "puts" and "calls." Each type of option can establish either a long or a short position, depending upon whether the Fund is the purchaser or the writer of the option. A call option on a security, for example, gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying asset at the exercise price during the option period. Conversely, a put option on a security gives the purchaser the right to sell, and the writer the obligation to buy, the underlying asset at the exercise price during the option period.

         Purchased options have defined risk, that is, the premium paid for the option, no matter how adversely the price of the underlying asset moves, while affording an opportunity for gain corresponding to the increase or decrease in the value of the optioned asset. In general, a purchased put increases in value as the value of the underlying security falls and a purchased call increases in value as the value of the underlying security rises.

         The principal reason to write options is to generate extra income (the premium paid by the buyer). Written options have varying degrees of risk. An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration. This risk is tempered when the call option is covered, that is, when the option writer owns the underlying asset. In this case, the writer runs the risk of the lost opportunity to participate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss. A written put option has defined risk, that is, the difference between the agreed-upon price that the Fund must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.

         The obligation of the writer of an option continues until the writer effects a closing purchase transaction or until the option expires. To secure its obligation to deliver the underlying asset in the case of a call option, or to pay for the underlying asset in the case of a put option, a covered writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the applicable clearing corporation and exchanges.

         Among the options which the Fund may enter are options on securities indices. In general, options on indices of securities are similar to options on the securities themselves except that delivery requirements are different. For example, a put option on an index of securities does not give the holder the right to make actual delivery of a basket of securities but instead gives the holder the right to receive an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise price. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. As with options on equity securities or futures contracts, the Fund may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

         A securities index assigns relative values to the securities included in the index and the index options are based on a broad market index. In connection with the use of such options, the Fund may cover its position by identifying assets having a value equal to the aggregate face value of the option position taken.

Options on Futures Contracts.

         An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

Limitations and Risks of Options and Futures Activity.

         The Fund may not establish a position in a commodity futures contract or purchase or sell a commodity option contract for other than bona fide hedging purposes if immediately thereafter the sum of the amount of initial margin deposits and premiums required to establish such positions for such non-hedging purposes would exceed 5% of the market value of the Fund's net assets. The Fund applies a similar policy to options that are not commodities.

         As noted above, the Fund may engage in both hedging and nonhedging strategies. Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. The Fund's ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in its holdings correlate with price movements of the futures and options.

         Non-hedging strategies typically involve special risks. The profitability of the Fund's non-hedging strategies will depend on the ability of the Investment Manager to analyze both the applicable derivatives market and the market for the underlying asset or group of assets. Derivatives markets are often more volatile than corresponding securities markets and a relatively small change in the price of the underlying asset or group of assets can have a magnified effect upon the price of a related derivative instrument.

         Derivatives markets also are often less liquid than the market for the underlying asset or group of assets. Some positions in futures and options may be closed out only on an exchange which provides a secondary market therefor. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option or futures position prior to maturity. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively carry out their derivative strategies and might, in some cases, require a Fund to deposit cash to meet applicable margin requirements. The Fund will enter into an option or futures position only if it appears to be a liquid investment.

Securities of Public Utilities

         The Fund may invest from time to time in equity securities of public utilities. Such issuers are subject to regulation by local government authorities which may inhibit the potential for capital appreciation of their securities.

Short Sales Against the Box

         The Fund may effect short sales, but only if such transactions are short sale transactions known as short sales "against the box." A short sale is a transaction in which the Fund sells a security it does not own by borrowing it from a broker, and consequently becomes obligated to replace that security. A short sale against the box is a short sale where the Fund owns the security sold short or has an immediate and unconditional right to acquire that security without additional cash consideration upon conversion, exercise or exchange of options with respect to securities held in its portfolio.

The effect of selling a security short against the box is to insulate that security against any future gain or loss.

Swap Arrangements

         The Fund may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates or indices, including purchase of caps, floors and collars as described below, although the Fund does not presently expect to invest more than 5% of its net assets in such items. In an interest rate swap, the Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (i.e., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay the Fund a fixed rate of interest on the notional principal amount. In a currency swap, the Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, the Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indices. Purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount whereas purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed-upon interest rate or amount. A collar combines a cap and a floor.

         The Fund may enter credit protection swap arrangements involving the sale by the Fund of a put option on a debt security which is exercisable by the buyer upon certain events, such as a default by the referenced creditor on the underlying debt or a bankruptcy event of the creditor.

         Most swaps entered into by the Fund will be on a net basis; for example, in an interest rate swap, amounts generated by application of the fixed rate and the floating rate to the notional principal amount would first offset one another, with the Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, the Fund will set up a segregated custodial account to hold appropriate liquid assets, including cash; for swaps entered into on a net basis, assets will be segregated having a daily net asset value equal to any excess of the Fund's accrued obligations over the accrued obligations of the other party, while for swaps on other than a net basis assets will be segregated having a value equal to the total amount of the Fund's obligations.

         These arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a portion of the Fund's portfolio. However, the Fund may, as noted above, enter into such arrangements for income purposes to the extent permitted by the Commodities Futures Trading Commission (the "CFTC") for entities which are not commodity pool operators, such as the Fund. In entering a swap arrangement, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The

Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market is still relatively new and emerging; positions in swap arrangements may become illiquid to the extent that nonstandard arrangements with one counterparty are not readily transferable to another counterparty or if a market for the transfer of swap positions does not develop. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Investment Manager is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

Repurchase Agreements

         The Fund may enter into repurchase agreements. Repurchase agreements occur when the Fund acquires a security and the seller, which may be either (i) a primary dealer in U.S. Government securities or (ii) an FDIC-insured bank having gross assets in excess of $500 million, simultaneously commits to repurchase it at an agreed-upon price on an agreed-upon date within a specified number of days (usually not more than seven) from the date of purchase. The repurchase price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the acquired security. The Fund will only enter into repurchase agreements involving U.S. Government securities. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. Repurchase agreements will be limited to 30% of the Fund's net assets, except that repurchase agreements extending for more than seven days when combined with any other illiquid securities held by the Fund will be limited to 15% of the Fund's net assets.

Reverse Repurchase Agreements

         The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed-upon rate. The ability to use reverse repurchase agreements may enable, but does not ensure the ability of, the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous.

         When effecting reverse repurchase agreements, assets of the Fund in a dollar amount sufficient to make payment of the obligations to be purchased are segregated on the Fund's records at the trade date and maintained until the transaction is settled.

When-Issued Securities

         The Fund may purchase "when-issued" securities, which are traded on a price or yield basis prior to actual issuance. Such purchases will be made only to achieve the Fund's investment objective and not for leverage. The when-issued trading period generally lasts from a few days to months, or over a year or more; during this period dividends or interest on the securities are not payable. A frequent form of when-issued trading occurs when corporate securities to be created by a merger of companies are traded prior to the actual consummation of the merger. Such transactions may involve a risk of loss if the value of the securities falls below the price committed to prior to actual issuance. The Trust's custodian will establish a segregated account when the Fund purchases securities on a when-issued basis consisting of cash or liquid securities equal to the amount of the when-issued commitments. Securities transactions involving delayed deliveries or forward commitments are frequently characterized as when-issued transactions and are similarly treated by the Fund.


Restricted Securities

         It is the Fund's policy not to make an investment in restricted securities, including restricted securities sold in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities") if, as a result, more than 35% of the Fund's total assets are invested in restricted securities, provided not more than 10% of the Fund's total assets are invested in restricted securities other than Rule 144A Securities.

         Securities may be resold pursuant to Rule 144A under certain circumstances only to qualified institutional buyers as defined in the rule, and the markets and trading practices for such securities are relatively new and still developing; depending on the development of such markets, Rule 144A Securities may be deemed to be liquid as determined by or in accordance with methods adopted by the Trustees. Under such methods the following factors are considered, among others: the frequency of trades and quotes for the security, the number of dealers and potential purchasers in the market, market making activity, and the nature of the security and marketplace trades. Investments in Rule 144A Securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Also, the Fund may be adversely impacted by the subjective valuation of such securities in the absence of a market for them. Restricted securities that are not resalable under Rule 144A may be subject to risks of illiquidity and subjective valuations to a greater degree than Rule 144A Securities.

Foreign Investments

         The Fund reserves the right to invest without limitation in securities of non-U.S. issuers directly, or indirectly in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs").

         ADRs are receipts, typically issued by a U.S. bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation or other entity. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. GDRs are receipts issued in one country which also evidence a similar ownership arrangement. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs are designed for use in European securities markets. GDRs are designed for use when the issuer is raising capital in more than one market simultaneously, such as the issuer's local market and the U.S., and have been used to overcome local selling restrictions to foreign investors. In addition, many GDRs are eligible for book-entry settlement through Cedel, Euroclear and DTC. The underlying securities are not always denominated in the same currency as the ADRs, EDRs or GDRs. Although investment in the form of ADRs, EDRs or GDRs facilitates trading in foreign securities, it does not mitigate all the risks associated with investing in foreign securities.

         ADRs are available through facilities which may be either "sponsored" or "unsponsored." In a sponsored arrangement, the foreign issuer establishes the facility, pays some or all of the depository's fees, and usually agrees to provide shareholder communications. In an unsponsored arrangement, the foreign issuer is not involved, and the ADR holders pay the fees of the depository. Sponsored ADRs are generally more advantageous to the ADR holders and the issuer than are unsponsored ADRs. More and higher fees are generally charged in an unsponsored program compared to a sponsored facility. Only sponsored ADRs may be listed on the New York or American Stock Exchanges. Unsponsored ADRs may prove to be more risky due to (a) the additional costs involved to the Fund; (b) the relative illiquidity of the issue in U.S. markets; and (c) the possibility of higher trading costs in the over-the-counter market as opposed to exchange based tradings. The Fund will take these and other risk considerations into account before making an investment in an unsponsored ADR.

         The risks associated with investments in foreign securities include those resulting from fluctuations in currency exchange rates, revaluation of currencies, future political and economic developments, including the risks of nationalization or expropriation, the possible imposition of currency exchange blockages, higher operating expenses, foreign withholding and other taxes which may reduce investment return, reduced availability of public information concerning issuers, the difficulties in obtaining and enforcing a judgment against a foreign issuer and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of securities of comparable domestic issuers.

         These risks are usually higher in less-developed countries. Such countries include countries that have an emerging stock market on which trade a small number of securities and/or countries with economies that are based on only a few industries. The Fund may invest in the securities of issuers in countries with less developed economies as deemed appropriate by the Investment Manager. However, it is anticipated that a majority of the foreign investments by the Fund will consist of securities of issuers in countries with developed economies.

Currency Transactions

         The Fund may engage in currency exchange transactions in order to protect against the effect of uncertain future exchange rates on securities denominated in foreign currencies. The Fund will conduct its currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or by entering into forward contracts to purchase or sell currencies. The Fund's dealings in forward currency exchange contracts will be limited to hedging involving either specific transactions or aggregate portfolio positions. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are not commodities and are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. In entering a forward currency contract, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. Although spot and forward contracts will be used primarily to protect the Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted, which may result in losses to the Fund. This method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

Securities Lending

         The Fund may lend portfolio securities with a value of up to 33 1/3% of its total assets. The Fund will receive cash or cash equivalents (e.g., U.S. Government obligations) as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. Collateral received by the Fund will generally be held in the form tendered, although cash may be invested in unaffiliated mutual funds with quality short-term portfolios, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or certain unaffiliated mutual funds, repurchase agreements or other similar investments. The investing of cash collateral received from loaning portfolio securities involves leverage which magnifies the potential for gain or loss on monies invested and, therefore, results in an increase in the volatility of the Fund's outstanding securities. Such loans may be terminated at any time.

         The Fund will retain rights to dividends, interest or other distributions, on the loaned securities. Voting rights pass with the lending, although the Fund may call loans to vote proxies if desired. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Loans are made only to borrowers which are deemed by the Investment Manager or its agents to be of good financial standing.

Short-Term Trading

         The Fund may engage in short-term trading of securities and reserves full freedom with respect to portfolio turnover. In periods where there are rapid changes in economic conditions and security price levels or when reinvestment strategy changes significantly, portfolio turnover may be higher than during times of economic and market price stability or when investment strategy remains relatively constant. The Fund's portfolio turnover rate may involve greater transaction costs, relative to other funds in general, and may have tax and other consequences.

Temporary and Defensive Investments

         The Fund may hold up to 100% of its assets in cash or short-term debt securities for temporary defensive purposes. The Fund will adopt a temporary defensive position when, in the opinion of the Investment Manager, such a position is more likely to provide protection against adverse market conditions than adherence to the Fund's other investment policies. The types of short-term instruments in which the Fund may invest for such purposes include short-term money market securities, such as repurchase agreements, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate commercial paper, which at the time of purchase are rated at least within the "A" major rating category by Standard & Poor's Corporation ("S&P") or the "Prime" major rating category by Moody's Investor's Service, Inc. ("Moody's"), or, if not rated, issued by companies having an outstanding long-term unsecured debt issued rated at least within the "A" category by S&P or Moody's.

Industry Classifications

         In determining how much of the portfolio is invested in a given industry, the following industry classifications are currently used. Securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or mixed-ownership Government corporations or sponsored enterprises (including repurchase agreements involving U.S. Government securities to the extent excludable under relevant regulatory interpretations) are excluded. Securities issued by foreign governments are also excluded. Companies engaged in the business of financing may be classified according to the industries of their parent or sponsor companies, or industries that otherwise most affect such financing companies. Issuers of asset-backed pools will be classified as separate industries based on the nature of the underlying assets, such as mortgages and credit card receivables. "Asset- backed--Mortgages" includes private pools of nongovernment backed mortgages.

Basic Industries                            Consumer Staple                   Science & Technology
----------------                            ---------------                   --------------------
Chemical                                    Business Service                  Aerospace
Diversified                                 Container                         Computer Software & Service
Electrical Equipment                        Drug                              Electronic Components
Forest Products                             Food & Beverage                   Electronic Equipment
Machinery                                   Hospital Supply                   Office Equipment
Metal & Mining                              Personal Care
Railroad                                    Printing & Publishing             Consumer Cyclical
Truckers                                    Tobacco                           -----------------
                                                                              Airline
                                                                              Automotive
Utility                                     Energy                            Building
----------------                            ---------------                   Hotel & Restaurant
Electric                                    Oil Refining &                    Photography
Gas                                         Marketing                         Recreation
Gas Transmission                            Oil Production                    Retail Trade
Telephone                                   Oil Service                       Textile & Apparel

Other                                       Finance
----------------                            ---------------
Trust Certificates--                        Bank
  Government Related Lending                Financial Service
Asset-backed--Mortgages                     Insurance
Asset-backed--Credit Card
  Receivables

Computer-Related Risks

         Many mutual funds and other companies that issue securities, as well as government entities upon whom those mutual funds and companies depend, may be adversely affected by computer systems (whether their own systems or systems of their service providers) that do not properly process dates beginning with January 1, 2000 and information related to those dates. In addition, many funds and other companies, especially those funds and companies that do business in one or more national currencies of the countries in the European Union (the "EU"), may be adversely affected by computer systems that cannot accommodate concurrent references to two currencies, the national currency and the euro (the proposed currency unit of the EU). Beginning on January 1, 1999 and for the three years thereafter, businesses and governments in most EU countries generally must be prepared to conduct their businesses in their national currency and the euro. After such three-year period, they must conduct their businesses only in the euro.

         The euro conversion presents additional risks for the Fund to the extent that it invests in securities denominated in a national currency that eventually will be replaced by the euro. For example, trading, accounting and other administrative systems must be able to reflect exchange rates between a national currency of an EU member and the euro and to redenominate outstanding tradeable debt securities into the euro in accordance with specific technical requirements.

           The Investment Manager currently is in the process of reviewing its internal computer systems as they relate to the Fund, as well as the computer systems of those service providers upon which the Fund relies, in order to obtain reasonable assurances that the Fund will not experience a material adverse impact related to either problem. The Fund does not currently anticipate that either problem will have a material adverse impact on its portfolio investments, taken as a whole. There can be no assurances in either area, however, including the possibility that either or both problems could negatively affect the investment markets or the economy generally.

                 DEBT INSTRUMENTS AND PERMITTED CASH INVESTMENTS

         The Fund may invest in long-term and short-term debt securities. Certain debt securities and money market instruments in which the Fund may invest are described below.

U.S. Government and Related Securities

         U.S. Government securities are securities which are issued or guaranteed as to principal or interest by the U.S. Government, a U.S. Government agency or instrumentality, or certain mixed-ownership Government corporations as described herein. The U.S. Government securities in which the Fund invests include, among others:

         o direct obligations of the U.S. Treasury, i.e., U.S. Treasury bills, notes, certificates and bonds;

         o obligations of U.S. Government agencies or instrumentalities such as the Federal Home Loan Banks, the Federal Farm Credit Banks, the Federal National Mortgage Association, the Government National Mortgage Association and the Federal Home Loan Mortgage Corporation; and

         o obligations of mixed-ownership Government corporations such as Resolution Funding Corporation.

         U.S. Government securities which the Fund may buy are backed in a variety of ways by the U.S. Government, its agencies or instrumentalities. Some of these obligations, such as Government National Mortgage Association mortgage-backed securities, are backed by the full faith and credit of the U.S. Treasury. Other obligations, such as those of the Federal National Mortgage Association, are backed by the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities, although the U.S. Government has no legal obligation to do so. Obligations such as those of the Federal Home Loan Bank, the Federal Farm Credit Bank, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation are backed by the credit of the agency or instrumentality issuing the obligations. Certain obligations of Resolution Funding Corporation, a mixed-ownership Government corporation, are backed with respect to interest payments by the U.S. Treasury, and with respect to principal payments by U.S. Treasury obligations held in a segregated account with a Federal Reserve Bank. Except for certain mortgage-related securities, the Fund will only invest in obligations issued by mixed-ownership Government corporations where such securities are guaranteed as to payment of principal or interest by the U.S. Government or a U.S. Government agency or instrumentality, and any unguaranteed principal or interest is otherwise supported by U.S. Government obligations held in a segregated account.

         U.S. Government securities may be acquired by the Fund in the form of separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. Obligations of Resolution Funding Corporation are similarly divided into principal and interest components and maintained as such on the book entry records of the Federal Reserve Banks.

         In addition, the Fund may invest in custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. Such notes and bonds are held in custody by a bank on behalf of the owners of the receipts. These custodial receipts are known by various names, including "Treasury Receipts" ("TRs"), "Treasury Investment Growth Receipts" ("TIGRs") and "Certificates of Accrual on Treasury Securities" ("CATS"), and may not be deemed U.S. Government securities.

         The Fund may also invest from time to time in collective investment vehicles, the assets of which consist principally of U.S. Government securities or other assets substantially collateralized or supported by such securities, such as Government trust certificates.

Bank Money Investments

         Bank money investments include, but are not limited to, certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are generally short-term (i.e., less than one year), interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). A banker's acceptance may be obtained from a domestic or foreign bank, including a U.S. branch or agency of a foreign bank. The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are nonnegotiable deposits for a fixed period of time at a stated interest rate. The Fund will not invest in any such bank money investment unless the investment is issued by a U.S. bank that is a member of the Federal Deposit Insurance Corporation ("FDIC"), including any foreign branch thereof, a U.S. branch or agency of a foreign bank, a foreign branch of a foreign bank, or a savings bank or savings and loan association that is a member of the FDIC and which at the date of investment has capital, surplus and undivided profits (as of the date of its most recently published financial statements) in excess of $50 million. The Fund will not invest in time deposits maturing in more than seven days and will not invest more than 10% of its total assets in time deposits maturing in two to seven days.

         U.S. branches and agencies of foreign banks are offices of foreign banks and are not separately incorporated entities. They are chartered and regulated either federally or under state law. U.S. federal branches or agencies of foreign banks are chartered and regulated by the Comptroller of the Currency, while state branches and agencies are chartered and regulated by authorities of the respective states or the District of Columbia. U.S. branches of foreign banks may accept deposits and thus are eligible for FDIC insurance; however, not all such branches elect FDIC insurance. Unlike U.S. branches of foreign banks, U.S. agencies of foreign banks may not accept deposits and thus are not eligible for FDIC insurance. Both branches and agencies can maintain credit balances, which are funds received by the office incidental to or arising out of the exercise of their banking powers and can exercise other commercial functions, such as lending activities.

Short-Term Corporate Debt Instruments

         Short-term corporate debt instruments include commercial paper to finance short-term credit needs (i.e., short-term, unsecured promissory notes) issued by, among others, (a) corporations and (b) domestic or foreign bank holding companies or their subsidiaries or affiliates where the debt instrument is guaranteed by the bank holding company or an affiliated bank or where the bank holding company or the affiliated bank is unconditionally liable for the debt instrument. Commercial paper is usually sold on a discounted basis and has a maturity at the time of issuance not exceeding nine months.

Lower Rated Debt Securities

         The Fund may invest up to 10% of its total assets in debt securities within the BB major rating category or lower by S&P or the Ba major rating category or lower by Moody's or debt securities that are unrated but considered by the Investment Manager to be of equivalent investment quality to comparable rated securities. Such securities generally involve more credit risk than higher rated securities and are considered by S&P and Moody's to be predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Further, such securities may be subject to greater market fluctuations and risk of loss of income and principal than lower yielding, higher rated debt securities. Risks of lower quality debt securities include (i) limited liquidity and secondary market support, (ii) substantial market price volatility resulting from changes in prevailing interest rates an/or investor perception, (iii) subordination to the prior claims of banks and other senior lenders, (iv) the operation of mandatory sinking fund or call/redemption provisions during periods of declining interest rates when the fund may be required to reinvest premature redemption proceeds in lower yielding portfolio securities; (v) the possibility that earnings of the issuer may be insufficient to meet its debt service; and (vi) the issuer's low creditworthiness and potential for insolvency during periods of rising interest rates and economic downturn. For further information concerning the ratings of debt securities, see "--Commercial Paper Ratings" and "--Rating Categories of Debt Securities," below. In the event the rating of a security is downgraded, the Investment Manager will determine whether the security should be retained or sold depending on an assessment of all facts and circumstances at that time.

Certain Securities Ratings

Commercial Paper Ratings.

         Commercial paper investments at the time of purchase will be rated within the "A" major rating category by S&P or within the "Prime" major rating category by Moody's, or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the "A" category by S&P or by Moody's. The money market investments in corporate bonds and debentures (which must have maturities at the date of settlement of one year or less) must be rated at the time of purchase at least within the "A" category by S&P or within the "Prime" category by Moody's.

         Commercial paper rated within the "A" category (highest quality) by S&P is issued by entities which have liquidity ratios which are adequate to meet cash requirements. Long-term senior debt is rated within the "A" category or better, although in some cases credits within the "BBB" category may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2 or A-3. (Those A-1 issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign: A-1+.)

         The rating "Prime" is the highest commercial paper rating category assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: evaluation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1, Prime-2 or Prime-3.

Rating Categories of Debt Securities.

         Set forth below is a description of S&P corporate bond and debenture rating categories:

         AAA: An obligation rated within the AAA category has the highest rating assigned by S&P. Capacity to meet the financial commitment on the obligation is extremely strong.

         AA: An obligation rated within the AA category differs from the highest rated obligation only in small degree. Capacity to meet the financial obligation is very strong.

         A: An obligation rated within the A category is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. However, capacity to meet the financial commitment on the obligation is still strong.

         BBB: An obligation rated within the BBB category exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet the financial commitment on the obligation.

         Obligations rated within the BB, B, CCC, CC and C categories are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

         BB: An obligation rated within the BB category is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet the financial commitment on the obligation. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

         B: An obligation rated within the B category is more vulnerable to nonpayment than obligations rated within the BB category, but currently has the capacity to meet the financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair capacity or willingness to meet the financial commitment on the obligation. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

         CCC: An obligation rated within the CCC category is vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions to meet the financial commitment on the obligation. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to meet the financial commitment on the obligation.

         CC: An obligation rated within the CC category is currently highly vulnerable to nonpayment.

         C: The C rating may be used to cover a situation where a bankruptcy petition has been filed, but payments on this obligation are being continued.

         D: An obligation rated within the D category is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         S&P may attach the "r" symbol to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayments risks-such as interest only (IO) and principal only (PO) mortgage securities; and obligations with unusually risky terms, such as inverse floaters.

         Set forth below is a description of Moody's corporate bond and debenture rating categories:

         Aaa: Bonds which are rated within the Aaa category are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Bonds which are rated within the Aa category are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A: Bonds which are rated within the A category possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa: Bonds which are rated within the Baa category are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba: Bonds which are rated within the Ba category are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B: Bonds which are rated within the B category generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa: Bonds which are rated within the Caa category are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca: Bonds which are rated within the Ca category represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C: Bonds which are rated within the C category are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         1, 2 or 3: The ratings from Aa through B may be modified by the addition of a numeral indicating a bond's rank within its rating category.

Rating Downgrades.

         In the event the lowering of ratings of debt instruments held by the Fund by applicable rating agencies results in a material decline in the overall quality of the Fund's portfolio, the Trustees of the Trust will review the situation and take such action as they deem in the best interests of the Fund's shareholders, including, if necessary, changing the composition of the portfolio.

                       THE TRUST, THE FUND AND ITS SHARES

         The Fund was organized in 1990 as a separate series of State Street Research Equity Trust, a Massachusetts business trust. A "series" is a separate pool of assets of the Trust which is separately managed and may have a different investment objective and different investment policies from the objective and policies of another series. The Trust currently is comprised of four series:
State Street Research Alpha Fund, State Street Research Athletes Fund, State Street Research Equity Investment Fund and State Street Research Global Resources Fund. The Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest of each separate series, $.001 par value per share. The Trustees also have authority, without the necessity of a shareholder vote, to create any number of new series or classes or to commence the public offering of shares of any previously established series or classes. The Trustees have authorized shares of the Fund to be issued in four classes:
Class A, Class B, Class C and Class S shares. Prior to November 1, 1997, the Fund's current Class C shares were designated as Class D shares and the Fund's current Class S shares were designated as Class C shares.

         Each share of each class of shares represents an identical legal interest in the same portfolio of investments of the Fund, has the same rights and is identical in all respects, except that Class A, Class B and Class C shares bear the expenses of the deferred sales arrangement and any expenses (including the higher service and distribution fees) resulting from such sales arrangement, and certain other incremental expenses related to a class. Each class will have exclusive voting rights with respect to provisions of the Rule 12b-1 distribution plan pursuant to which the service and distribution fees, if any, are paid. Although the legal rights of holders of each class of shares are identical, it is likely that the different expenses borne by each class will result in different net asset values and dividends. The different classes of shares of the Fund also have different exchange privileges. Except for those differences between classes of shares described above, in the Fund's Prospectus and otherwise this Statement of Additional Information, each share of the Fund has equal dividend, redemption and liquidation rights with other shares of the Fund, and when issued, is fully paid and nonassessable by the Fund.

         The rights of holders of shares may be modified by the Trustees at any time, so long as such modifications do not have an adverse effect on the rights of any shareholder. On any matter submitted to the shareholders, the holder of a Fund share is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative net asset value thereof.

         Under the Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there ordinarily will be no shareholder meetings unless required by the 1940 Act. Except as otherwise provided under the 1940 Act, the Board of Trustees will be a self-perpetuating body until fewer than two-thirds of the Trustees serving as such are Trustees who were elected by shareholders of the Trust. In the event less than a majority of the Trustees serving as such were elected by shareholders of the Trust, a meeting of shareholders will be called to elect Trustees. Under the Master Trust Agreement, any Trustee may be removed by vote of two-thirds of the outstanding Trust shares; holders of 10% or more of the outstanding shares of the Trust can require that the Trustees call a meeting of shareholders for purposes of voting on the removal of one or more Trustees. In connection with such meetings called by shareholders, shareholders will be assisted in shareholder communications to the extent required by applicable law.

         Under Massachusetts law, the shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations for the Trust. However, the Master Trust Agreement of the Trust disclaims shareholder liability for acts or obligations of the Trust and provides for indemnification for all losses and expenses of any shareholder of the Fund held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Investment Manager believes that, in view of the above, the risk of personal liability to shareholders is remote.

         The Fund is an "open-end" management investment company, but it is not a "diversified company" as those terms are defined in the 1940 Act. Among other things, a diversified fund must, with respect to 75% of its total assets, not invest more than 5% of its total assets in any one issuer. As a nondiversified fund, the fund will not be subject to this limit. The Fund, therefore, could invest in fewer issuers, which could increase the relative adverse effect on the portfolio that one or a few poor performing investments could potentially have. However, under the federal tax law, with respect to 50% of its total assets, the fund may not invest more than 5% of its total assets in any single issuer.

                              TRUSTEES AND OFFICERS

         The Trustees and principal officers of the Trust, their addresses, and their principal occupations and positions with certain affiliates of the Investment Manager are set forth below.

         *+Peter C. Bennett, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 59. His principal occupation is currently, and during the past five years has been, Executive Vice President of State Street Research & Management Company. Mr. Bennett is also a Director of State Street Research & Management Company. Mr. Bennett's other principal business affiliations include Director, State Street Research Investment Services, Inc. and Executive Vice President, GFM International Investors, Inc. (a wholly-owned subsidiary of Metropolitan Life Insurance Company).

         +Steve A. Garban, The Pennsylvania State University, 210 Old Main, University Park, PA 16802, serves as Trustee of the Trust. He is 60. He is retired and was formerly Senior Vice President for Finance and Operations and Treasurer of The Pennsylvania State University.

         *+Bartlett R. Geer, One Financial Center, Boston, MA 02111 serves as Vice President of the Trust. He is 43. His principal occupation is Senior Vice President of State Street Research & Management Company. During the past five years he has also served as Vice President of State Street Research & Management Company.

         +Malcolm T. Hopkins, 14 Brookside Road, Biltmore Forest, Asheville, NC 28803, serves as Trustee of the Trust. He is 70. He is engaged principally in private investments. Previously, he was Vice Chairman of the Board and Chief Financial Officer of St. Regis Corp.

         *F. Gardner Jackson, Jr., One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 55. His principal occupation is Senior Vice President of State Street Research & Management Company. During the past five years he has also served as Vice President of State Street Research & Management Company.

         +Edward M. Lamont, Box 1234, Moores Hill Road, Syosset, NY 11791, serves as Trustee of the Trust. He is 71. He is engaged principally in private investments and civic affairs, and is an author of business history. Previously, he was with an affiliate of J.P. Morgan & Co. in New York.

         +Robert A. Lawrence, 175 Federal Street, Boston, MA 02110, serves as Trustee of the Trust. He is 71. He is retired and was formerly a Partner in Saltonstall & Co., a private investment firm.

---------------
* or + see footnotes on page 26

         *+Gerard P. Maus, One Financial Center, Boston, MA 02111, serves as Treasurer of the Trust. He is 47. His principal occupation is currently, and during the past five years has been, Executive Vice President, Treasurer, Chief Financial Officer and Director of State Street Research & Management Company. Mr. Maus's other principal business affiliations include Executive Vice President, Treasurer, Chief Financial Officer and Director of State Street Research Investment Services, Inc. and Executive Vice President, Chief Financial Officer, Administrative Officer and Director, GFM International Investors, Inc.

         *+Francis J. McNamara, III, One Financial Center, Boston, MA 02111, serves as Secretary and General Counsel of the Trust. He is 42. His principal occupation is Executive Vice President, General Counsel and Secretary of State Street Research & Management Company. During the past five years he has also served as Senior Vice President of State Street Research & Management Company and as Senior Vice President, General Counsel and Assistant Secretary of The Boston Company, Inc., Boston Safe Deposit and Trust Company and The Boston Company Advisors, Inc. Mr. McNamara's other principal business affiliations include Senior Vice President, Clerk and General Counsel of State Street Research Investment Services, Inc. and Executive Vice President and General Counsel, GFM International Investors, Inc.

         *Thomas P. Moore, Jr., One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 59. His principal occupation is currently, and during the past five years has been, Senior Vice President of State Street Research & Management Company.

         +Dean O. Morton, 3200 Hillview Avenue, Palo Alto, CA 94304, serves as Trustee of the Trust. He is 66. He is retired, having served during the past five years, until October 1992, as Executive Vice President, Chief Operating Officer and Director of Hewlett-Packard Company.

         *Brian O'Dell, One Financial Center, Boston, MA 02111 serves as Vice President of the Trust. He is 32. His principal occupation is Assistant Portfolio Manager for State Street Research & Management Company. During the past five years, he has also served as a portfolio manager and analyst at Freedom Capital Management Corporation.

         *Daniel J. Rice III, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 46. His principal occupation is Senior Vice President of State Street Research & Management Company. During the past five years he has also served as Vice President of State Street Research & Management Company.

---------------
* or + see footnotes on page 26

         +Toby Rosenblatt, 3409 Pacific Avenue, San Francisco, CA 94118, serves as Trustee of the Trust. He is 60. His principal occupations during the past five years have been President of The Glen Ellen Company, a private investment company, and Vice President of Founders Investments Ltd.

         +Michael S. Scott Morton, Massachusetts Institute of Technology, 77 Massachusetts Avenue, Cambridge, MA 02139, serves as Trustee of the Trust. He is
60. His principal occupation during the past five years has been Jay W. Forrester Professor of Management at Sloan School of Management, Massachusetts Institute of Technology.

         *+Ralph F. Verni, One Financial Center, Boston, MA 02111, serves as Chairman of the Board, President, Chief Executive Officer and Trustee of the Trust. He is 55. His principal occupation is currently, and during the past five years has been, Chairman of the Board, President, Chief Executive Officer and Director of State Street Research & Management Company. Mr. Verni's other principal business affiliations include Chairman of the Board and Director of State Street Research Investment Services, Inc. and (until February 1996, prior positions as President and Chief Executive Officer of that company) and Chairman of the Board, President, and Chief Executive Officer and Director of GFM International Investors, Inc.

         *+James M. Weiss, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 51. His principal occupation is Senior Vice President of State Street Research & Management Company. During the past five years he has also served as President and Chief Investment Officer of IDS Advisory Group, Inc. (Provider of Investment Advisory Service).

         *+John T. Wilson, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 35. His principal occupation is Senior Vice President of State Street Research & Management Company. During the past five years he has also served as an analyst and portfolio manager at Phoenix Home Life Mutual Insurance Company and, from 1995 to 1996, as a Vice President of Phoenix Investment Counsel, Inc. (Provider of Investment Advisory Service).

------------------

         *These Trustees and/or officers are or may be deemed to be "interested persons" of the Trust under the 1940 Act because of their affiliations with the Fund's investment adviser.

         +Serves as a Trustee/Director and/or officer of one or more of the following investment companies, each of which has an advisory relationship with the Investment Manager or its parent, Metropolitan Life Insurance Company ("Metropolitan"): State Street Research Equity Trust, State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Tax-Exempt Trust, State Street Research Capital Trust, State Street Research Exchange Trust, State Street Research Growth Trust, State Street Research Master Investment Trust, State Street Research Securities Trust, State Street Research Portfolios, Inc. and Metropolitan Series Fund, Inc.

         Ownership of 25% or more of a voting security is deemed "control" as defined in the 1940 Act. So long as 25% of a class of shares is so owned, such owners will be presumed to be in control of such class of shares for purposes of voting on certain matters submitted to a vote of shareholders, such as any Distribution Plan for a given class.

         As of April 30, 1998, the Trustees and principal officers of the Trust as group owned less than 1% of the Fund's outstanding Class A shares and owned no shares of the Fund's outstanding Class B, Class C or Class S shares.

         Also as of April 30, 1998, the following persons or entities were the record and/or beneficial owners of the approximate amounts of each class of shares of the Fund as set forth beside their names:

                           Shareholder                                    %
Class A                    Merrill Lynch                                 15.4

Class B                    Merrill Lynch                                 27.8

Class C                    Merrill Lynch                                 29.8

Class S                    Chase Manhattan Bank                          85.0

         The full name and address of each of the above persons or entities are as follows:

Merrill Lynch, Pierce, Fenner & Smith, Inc. (b)
4800 Deerlake Drive East
Jacksonville, FL 32246

The Chase Manhattan Bank (b)(c)
770 Broadway
New York, New York  10003

-----------------

(a) Prior to November 1, 1997, the Fund's current Class C shares were designated as Class D shares and the Fund's current Class S shares were designated as Class C shares.

(b) The Fund believes that the named record holder does not have beneficial ownership of such shares.

(c) Chase Manhattan Bank holds such shares as a trustee under certain employee benefit plans serviced by Metropolitan Life Insurance Company.

         The Trustees were compensated as follows:

-------------------------------------------------------------------------------------------------------------------
                                                                                      Total
                                                                                  Compensation
                                             Aggregate                           From Fund and
        Name of                            Compensation                        Fund Complex Paid
        Trustee                            From Fund(a)                          to Trustees(b)
-------------------------------------------------------------------------------------------------------------------
Steve A. Garban                           $     1,165                             $    75,899
Malcolm T. Hopkins                        $     1,465                             $    78,499
Edward M. Lamont                          $     2,950                             $    68,741
Robert A. Lawrence                        $     3,050                             $    93,125
Dean O. Morton                            $     3,250                             $    97,125
Toby Rosenblatt                           $     2,950                             $    68,741
Michael S. Scott Morton                   $     3,550                             $   103,625
Ralph F. Verni                            $         0                             $         0


-----------------

(a)      For the Fund's fiscal year ended June 30, 1997.

(b) Includes compensation on behalf of all series of 12 investment companies for which the Investment Manager or its parent, Metropolitan, served as investment adviser . "Total Compensation from Fund and Fund Complex Paid to Trustees" for the 12 months ended December 31, 1997. The Trust does not provide any pension or retirement benefits for the Trustees.

             MANAGEMENT OF THE FUND AND INVESTMENT ADVISORY SERVICES

         Under the provisions of the Trust's Master Trust Agreement and the laws of Massachusetts, responsibility for the management and supervision of the Fund rests with the Trustees.

         State Street Research & Management Company, the Investment Manager, a Delaware corporation, with offices at One Financial Center, Boston, Massachusetts 02111-2690, acts as investment adviser to the Fund. The Investment Manager was founded by Paul Cabot, Richard Saltonstall and Richard Paine to serve as investment adviser to one of the nation's first mutual funds, presently known as State Street Research Investment Trust, which they had formed in 1924. Their investment management philosophy emphasized comprehensive fundamental research and analysis, including meetings with the management of companies under consideration for investment. The Investment Manager's portfolio management group has extensive investment industry experience managing equity and debt securities.

         The Investment Manager is charged with the overall responsibility for managing the investments and business affairs of the Fund, subject to the authority of the Board of Trustees. The Advisory Agreement provides that the Investment Manager shall furnish the Fund with an investment program, office facilities and such investment advisory, research and administrative services as may be required from time to time. The Investment Manager compensates all executive and clerical personnel and Trustees of the Trust if such persons are employees of the Investment Manager or its affiliates. The Investment Manager is an indirect wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan").

         The advisory fee payable monthly by the Fund to the Investment Manager is computed as a percentage of the average of the value of the net assets of the Fund as determined at the close of regular trading on the New York Stock Exchange (the "NYSE") on each day the NYSE is open for trading, at the annual rate of 0.75% of the net assets of the Fund.

         The Distributor and its affiliates have from time to time and in varying amounts voluntarily assumed some portion of fees or expenses relating to the Fund. For the fiscal years ended June 30, 1995, 1996, and 1997 the Fund's investment advisory fee prior to the assumption of fees or expenses was $284,926, $307,977 and $940,108, respectively. For the same periods, the voluntary reduction of fees or assumption of expenses amounted to $307,559, $137,050 and $3,933, respectively.

         The Advisory Agreement provides that it shall continue in effect with respect to the Fund for a period of two years after its initial effectiveness and will continue from year to year thereafter as long as it is approved at least annually both (i) by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by the Trustees of the Trust, and (ii) in either event by a vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated on 60 days' written notice by either party and will terminate automatically in the event of its assignment, as defined under the 1940 Act and regulations thereunder. Such regulations provide that a transaction which does not result in a change of actual control or management of an adviser is not deemed an assignment.

         Under the Code of Ethics of the Investment Manager, investment management personnel are only permitted to engage in personal securities transactions in accordance with certain conditions relating to such person's position, the identity of the security, the timing of the transaction, and similar factors. Such personnel must report their personal securities transactions quarterly and supply broker confirmations of such transactions to the Investment Manager.

                        PURCHASE AND REDEMPTION OF SHARES

         Shares of the Fund are distributed by State Street Research Investment Services, Inc. The Fund offers four classes of shares which may be purchased at the next determined net asset value per share plus, in the case of all classes except Class S shares, a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (the Class B and Class C shares). General information on how to buy shares of the Fund, as well as sales charges involved, is set forth under "Your Investment" in the Prospectus. The following supplements that information.

         Public Offering Price. The public offering price for each class of shares is based on their net asset value determined as of the close of regular trading on the NYSE on the day the purchase order is received by State Street Research Service Center (the "Service Center"), provided that the order is received prior to the close of regular trading on the NYSE on that day; otherwise the net asset value used is that determined as of the close of the NYSE on the next day it is open for unrestricted trading. When a purchase order is placed through a dealer, that dealer is responsible for transmitting the order promptly to the Service Center in order to permit the investor to obtain the current price. Any loss suffered by an investor which results from a dealer's failure to transmit an order promptly is a matter for settlement between the investor and the dealer.

         Class A Shares--Reduced Sales Charges. The reduced sales charges set forth under "Your Investment--Choosing a Share Class" in the Prospectus apply to purchases made at any one time by any "person," which includes: (i) an individual, or an individual combining with his or her spouse and their children and purchasing for his, her or their own account; (ii) a "company" as defined in
Section 2(a)(8) of the 1940 Act; (iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit sharing or other employee benefit trust created pursuant to a plan qualified under Section

401 of the Internal Revenue Code); (iv) a tax-exempt organization under Section 501(c)(3) or (13) of the Internal Revenue Code; and (v) an employee benefit plan of a single employer or of affiliated employers.

         Investors may purchase Class A shares of the Fund at reduced sales charges by executing a Letter of Intent to purchase no less than an aggregate of $100,000 of the Fund or any combination of Class A shares of "Eligible Funds" (which include the Fund and other funds as designated by the Distributor from time to time) within a 13-month period. The sales charge applicable to each purchase made pursuant to a Letter of Intent will be that which would apply if the total dollar amount set forth in the Letter of Intent were being bought in a single transaction. Purchases made within a 90-day period prior to the execution of a Letter of Intent may be included therein; in such case the date of the earliest of such purchases marks the commencement of the 13-month period.

         An investor may include toward completion of a Letter of Intent the value (at the current public offering price) of all of his or her Class A shares of the Fund and of any of the other Class A shares of Eligible Funds held of record as of the date of his or her Letter of Intent, plus the value (at the current offering price) as of such date of all of such shares held by any "person" described herein as eligible to join with the investor in a single purchase. Class B, Class C and Class S shares may also be included in the combination under certain circumstances.

         A Letter of Intent does not bind the investor to purchase the specified amount. Shares equivalent to 5% of the specified amount will, however, be taken from the initial purchase (or, if necessary, subsequent purchases) and held in escrow in the investor's account as collateral against the higher sales charge which would apply if the total purchase is not completed within the allotted time. The escrowed shares will be released when the Letter of Intent is completed or, if it is not completed, when the balance of the higher sales charge is, upon notice, remitted by the investor. All dividends and capital gains distributions with respect to the escrowed shares will be credited to the investor's account.

         Investors may purchase Class A shares of the Fund or a combination of Eligible Funds at reduced sales charges pursuant to a Right of Accumulation. The applicable sales charge under the right is determined on the amount arrived at by combining the dollar amount of the purchase with the value (at the current public offering price) of all Class A shares of the other Eligible Funds owned as of the purchase date by the investor plus the value (at the current public offering price) of all such shares owned as of such date by any "person" described herein as eligible to join with the investor in a single purchase. Class B, Class C and Class S shares may also be included in the combination under certain circumstances. Investors must submit to the Distributor sufficient information to show that they qualify for this Right of Accumulation.

         Other Programs Related to Class A Shares. Class A shares of the Fund may be sold or issued in an exchange at a reduced sales charge or without sales charge pursuant to certain sponsored arrangements, which include programs under which a company, employee benefit plan or other organization makes recommendations to, or permits group solicitation of, its employees, members or participants, except any organization created primarily for the purpose of obtaining shares of the Fund at a reduced sales charge or without a sales charge. Sales without a sales charge, or with a reduced sales charge, may also be made through brokers, registered investment advisers, financial planners, institutions, and others, under managed fee-based programs (e.g., "wrap fee" or similar programs) which meet certain requirements established from time to time by the Distributor. Information on such arrangements and further conditions and limitations is available from the Distributor.

         In addition, no sales charge is imposed in connection with the sale of Class A shares of the Fund to the following entities and person: (A) the Investment Manager, Distributor or any affiliated entities, including any direct or indirect parent companies and other subsidiaries of such parents (collectively "Affiliated Companies"); (B) employees, officers, sales representatives or current or retired directors or trustees of the Affiliated Companies or any investment company managed by any of the Affiliated Companies, any relatives of any such individuals whose relationship is directly verified by such individuals to the Distributor, or any beneficial account for such relatives or individuals; and (C) employees, officers, sales representatives or directors of dealers and other entities with a selling agreement with the Distributor to sell shares of any aforementioned investment company, any spouse or child of such person, or any beneficial account for any of them. The purchase must be made for investment and the shares purchased may not be resold except through redemption. This purchase program is subject to such administrative policies, regarding the qualification of purchasers and any other matters, as may be adopted by the Distributor from time to time.

         Conversion of Class B Shares to Class A Shares. A shareholder's Class B shares of the Fund, including all shares received as dividends or distributions with respect to such shares, will automatically convert to Class A shares of the Fund at the end of eight years following the issuance of such Class B shares; consequently, they will no longer be subject to the higher expenses borne by Class B shares. The conversion rate will be determined on the basis of the relative per share net asset values of the two classes and may result in a shareholder receiving either a greater or fewer number of Class A shares than the Class B shares so converted. As noted above, holding periods for Class B shares received in exchange for Class B shares of other Eligible Funds will be counted toward the eight-year period.

         Contingent Deferred Sales Charges. The amount of any contingent deferred sales charge paid on Class A shares (on sales of $1 million or more and which do not involve an initial sales charge) or on Class B or Class C shares of the Fund will be paid to the Distributor. The Distributor will pay dealers at the time of sale a 4% commission for selling Class B shares and a 1% commission for selling Class C shares. In certain cases, a dealer may elect to waive the 4% commission on Class B shares and receive in lieu thereof an annual fee, usually 1% with respect to such outstanding shares. The proceeds of the contingent deferred sales charges and the distribution fees are used to offset distribution expenses and thereby permit the sale of Class B and Class C shares without an initial sales charge.

         In determining the applicability and rate of any contingent deferred sales charge of Class B or Class C shares, it will be assumed that a redemption of the shares is made first of those shares having the greatest capital appreciation, next of shares representing reinvestment of dividends and capital gains distributions and finally of remaining shares held by shareholder for the longest period of time. Class B shares that are redeemed within a five-year period after their purchase, and Class C shares that are redeemed within a one-year period after their purchase, will not be subject to a contingent deferred sales charge to the extent that the value of such shares represents (1) capital appreciation of Fund assets or (2) reinvestment of dividends or capital gains distributions. The holding period for purposes of applying a contingent deferred sales charge for a particular class of shares of the Fund acquired through an exchange from another Eligible Fund will be measured from the date that such shares were initially acquired in the other Eligible Fund, and shares of the same class being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gains distribution reinvestments in such other Eligible Fund. These determinations will result in any contingent deferred sales charge being imposed at the lowest possible rate. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption.

         Contingent Deferred Sales Charge Waivers. With respect to Class A shares (on sales of $1 million or more and which do not involve an initial sales charge), and Class B and Class C shares of the Fund, the contingent deferred sales charge does not apply to exchanges or to redemptions under a systematic withdrawal plan which meets certain conditions. In addition, the contingent deferred sales charge will be waived for: (i) redemptions made within one year of the death or total disability, as defined by the Social Security Administration, of all shareholders of an account; (ii) redemptions made after attainment of a specific age in an amount which represents the minimum distribution required at such age under Section 401(a)(9) of the Internal Revenue Code of 1986, as amended, for retirement accounts or plans (e.g., age 70 1/2 for Individual Retirement Accounts and Section 403(b) plans), calculated solely on the basis of assets invested in the Fund or other Eligible Funds; and
(iii) a redemption resulting from a tax-free return of an excess contribution to an Individual Retirement Account. (The foregoing waivers do not apply to a tax-free rollover or transfer of assets out of the Fund). The Fund may modify or terminate the waivers at any time; for example, the Fund may limit the application of multiple waivers and establish other conditions for employee benefit plans.

         Class S Shares. Class S shares are currently available to certain employee benefit plans such as qualified retirement plans which meet criteria relating to number of participants, service arrangements, or similar factors; insurance companies; investment companies; advisory accounts of the Investment Manager; endowment funds of nonprofit organizations with substantial minimum assets (currently a minimum of $10 million); and other similar institutional investors. Class S shares may be acquired through programs or products sponsored by Metropolitan, its affiliates, or both for which Class S shares have been designated. In addition, Class S shares are available through programs under which, for example, investors pay an asset-based fee and/or a transaction fee to intermediaries. Class S share availability is determined by the Distributor and intermediaries based on the overall direct and indirect costs of a particular program, expected assets, account sizes and similar considerations.

         Reorganizations. In the event of mergers or reorganizations with other public or private collective investment entities, including investment companies as defined in the 1940 Act, the Fund may issue its shares at net asset value (or more) to such entities or to their security holders.

         Redemptions. The Fund reserves the right to pay redemptions in kind with portfolio securities in lieu of cash. In accordance with its election pursuant to Rule 18f-1 under the 1940 Act, the Fund may limit the amount of redemption proceeds paid in cash. Although it has no present intention to do so, the Fund may, under unusual circumstances, limit redemptions in cash with respect to each shareholder during any ninety-day period to the lesser of (i) $250,000 or (ii) 1% of the net asset value of the Fund at the beginning of such period. In connection with any redemptions paid in kind with portfolio securities, brokerage and other costs may be incurred by the redeeming shareholder in the sale of the securities received.

         Systematic Withdrawal Plan. A shareholder who owns noncertificated Class A or Class S shares with a value of $5,000 or more, or Class B or Class C shares with a value of $10,000 or more, may elect, by participating in the Fund's Systematic Withdrawal Plan, to have periodic checks issued for specified amounts. These amounts may not be less than certain minimums, depending on the class of shares held. The Plan provides that all income dividends and capital gains distributions of the Fund shall be credited to participating shareholders in additional shares of the Fund. Thus, the withdrawal amounts paid can only be realized by redeeming shares of the Fund under the Plan. To the extent such amounts paid exceed dividends and distributions from the Fund, a shareholder's investment will decrease and may eventually be exhausted.

         In the case of shares otherwise subject to contingent deferred sales charges, no such charges will be imposed on withdrawals of up to 8% annually of either (a) the value, at the time the Systematic Withdrawal Plan is initiated, of the shares then in the account or (b) the value, at the time of a withdrawal, of the same number of shares as in the account when the Systematic Withdrawal Plan was initiated, whichever is higher.

         Expenses of the Systematic Withdrawal Plan are borne by the Fund. A participating shareholder may withdraw from the Systematic Withdrawal Plan, and the Fund may terminate the Systematic Withdrawal Plan at any time on written notice.

Purchase of additional shares while a shareholder is receiving payments under a Systematic Withdrawal Plan is ordinarily disadvantageous because of duplicative sales charges. For this reason, a shareholder may not participate in the Investamatic Program (see "Your Investment--Investor Services--Investamatic Program" in the Fund's Prospectus) and the Systematic Withdrawal Plan at the same time.

         Request to Dealer to Repurchase. For the convenience of shareholders, the Fund has authorized the Distributor as its agent to accept orders from dealers by wire or telephone for the repurchase of shares by the Distributor from the dealer. The Fund may revoke or suspend this authorization at any time. The repurchase price is the net asset value for the applicable shares next determined following the time at which the shares are offered for repurchase by the dealer to the Distributor. The dealer is responsible for promptly transmitting a shareholder's order to the Distributor.

         Signature Guarantees. Signature guarantees are required for, among other things: (1) written requests for redemptions for more than $100,000; (2) written requests for redemptions for any amount if the proceeds are transmitted to other than the current address of record (unchanged in the past 30 days); (3) written requests for redemptions for any amount submitted by corporations and certain fiduciaries and other intermediaries; and (4) requests to transfer the registration of shares to another owner. Signatures must be guaranteed by a bank, a member firm of a national stock exchange, or other eligible guarantor institution. The Transfer Agent will not accept guarantees (or notarizations) from notaries public. The above requirements may be waived in certain instances.

         Dishonored Checks. If a purchaser's check is not honored for its full amount, the purchaser could be subject to additional charges to cover collection costs and any investment loss, and the purchase may be canceled.

         Processing Charges. Purchases and redemptions processed through securities dealers may be subject to processing charges imposed by the securities dealer in addition to sales charges that may be imposed by the Fund or the Distributor.

                              SHAREHOLDER ACCOUNTS

         General information on shareholder accounts is included in the Fund's Prospectus under "Your Investment." The following supplements that information.

         Maintenance Fees and Involuntary Redemption. Because of the relatively high cost of maintaining small shareholder accounts, the Fund reserves the right to redeem at its option any shareholder account which remains below $1,500 for a period of 60 days after notice is mailed to the applicable shareholder, or to impose a maintenance fee on such account after 60-days' notice. Such involuntarily redemptions will be subject to applicable sales charges, if any. The Fund may increase such minimum account value above such amount in the future after notice to affected shareholders. Involuntarily redeemed shares will be priced at the net asset value on the date fixed for redemption by the Fund, and the proceeds of the redemption will be mailed to the affected shareholder at the address of record. Currently, the maintenance fee is $18 annually, which is paid to the Transfer Agent. The fee does not apply to certain retirement accounts or if the shareholder has more than an aggregate $50,000 invested in the Fund and other Eligible Funds combined. Imposition of a maintenance fee on a small account could, over time, exhaust the assets of such account.

         To cover the cost of additional compliance administration, a $20 fee will be charged against any shareholder account that has been determined to be subject to escheat under applicable state laws.

         The Fund may not suspend the right of redemption or postpone the date of payment of redemption proceeds for more than seven days, except that (a) it may elect to suspend the redemption of shares or postpone the date of payment of redemption proceeds: (1) during any period that the NYSE is closed (other than customary weekend and holiday closings) or trading on the NYSE is restricted;
(2) during any period in which an emergency exists as a result of which disposal of portfolio securities is not reasonably practicable or it is not reasonably practicable to fairly determine the Fund's net asset values; or (3) during such other periods as the Securities and Exchange Commission (the "SEC") may by order permit for the protection of investors; and (b) the payment of redemption proceeds may be postponed as otherwise provided under "Purchase and Redemption of Shares" in this Statement of Additional Information.

         The Open Account System. Under the Open Account System full and fractional shares of the Fund owned by shareholders are credited to their accounts by the Transfer Agent, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. Certificates representing Class B or Class C shares will not be issued, while certificates representing Class A or Class S shares will only be issued if specifically requested in writing and, in any case, will only be issued for full shares, with any fractional shares to be carried on the shareholder's account. Shareholders will receive periodic statements of transactions in their accounts.

         The Fund's Open Account System provides the following options:

         1. Additional purchases of shares of the Fund may be made through dealers, by wire or by mailing a check payable to "State Street Research Funds" under the terms set forth above under "Purchase and Redemption of Shares" in this Statement of Additional Information.

         2. The following methods of receiving dividends from investment income and distributions from capital gains generally are available:

                  (a) All income dividends and capital gains distributions reinvested in additional shares of the Fund.

                  (b) All income dividends and capital gains distributions in cash.

                  (c) All income dividends and capital gains distributions invested in any one available Eligible Fund designated by the shareholder as described below. See "--Dividend Allocation Plan" herein.

         Dividend and distribution selections should be made on the Application accompanying the initial investment. If no selection is indicated on the Application, that account will be automatically coded for reinvestment of all dividends and distributions in additional shares of the same class of the Fund. Selections may be changed at any time by telephone or written notice to the Service Center. Dividends and distributions are reinvested at net asset value without a sales charge.

         Exchange Privileges. Shareholders of the Fund may exchange their shares for available shares with corresponding characteristics of any of the other Eligible Funds at any time on the basis of the relative net asset values of the respective shares to be exchanged, subject to compliance with applicable securities laws. Shareholders of any other Eligible Fund may similarly exchange their shares for Fund shares with corresponding characteristics. Prior to making an exchange, shareholders should obtain the Prospectus of the Eligible Fund into which they are exchanging. Under the Direct Program, subject to certain conditions, shareholders may make arrangements for regular exchanges from the Fund into other Eligible Funds. To effect an exchange, Class A, Class B and Class C shares may be redeemed without the payment of any contingent deferred sales charge that might otherwise be due upon an ordinary redemption of such shares. The State Street Research Money Market Fund issues Class E shares which are sold without any sales charge. Exchanges of State Street Research Money Market Fund Class E shares into Class A shares of the Fund or any other Eligible Fund are subject to the initial sales charge or contingent deferred sales charge applicable to an initial investment in such Class A shares, unless a prior Class A sales charge has been paid directly or indirectly with respect to the shares redeemed. For purposes of computing the contingent deferred sales charge that may be payable upon disposition of any acquired Class A, Class B and Class C shares, the holding period of the redeemed shares is "tacked" to the holding period of any acquired shares. No exchange transaction fee is currently imposed on any exchange.

         Shares of the Fund may also be acquired or redeemed in exchange for shares of the Summit Cash Reserves Fund ("Summit Cash Reserves") by customers of Merrill Lynch, Pierce, Fenner & Smith Incorporated (subject to completion of steps necessary to implement the program). The Fund and Summit Cash Reserves are related mutual funds for purposes of investment and investor services. Upon the acquisition of shares of Summit Cash Reserves by exchange for redeemed shares of the Fund, (a) no sales charge is imposed by Summit Cash Reserves, (b) no contingent deferred sales charge is imposed by the Fund on the Fund shares redeemed, and (c) any applicable holding period of the Fund shares redeemed is "tolled," that is, the holding period clock stops running pending further transactions. Upon the acquisition of shares of the Fund by exchange for redeemed shares of Summit Cash Reserves, (a) the acquisition of Class A shares shall be subject to the initial sales charges or contingent deferred sales charges applicable to an initial investment in such Class A shares, unless a prior Class A sales charge has been paid indirectly, and (b) the acquisition of Class B or Class C shares of the Fund shall restart any holding period previously tolled, or shall be subject to the contingent deferred sales charge applicable to an initial investment in such shares.

         The exchange privilege may be terminated or suspended or its terms changed at any time, subject, if required under applicable regulations, to 60 days' prior notice. New accounts established for investments upon exchange from an existing account in another fund will have the same telephone privileges with respect to the Fund (see "Your Investment--Account Policies--Telephone Requests" in the Fund's Prospectus and "--Telephone Privileges," below) as the existing account unless the Service Center is instructed otherwise. Related administrative policies and procedures may also be adopted with regard to a series of exchanges, street name accounts, sponsored arrangements and other matters.

         The exchange privilege is not designed for use in connection with short-term trading or market timing strategies. To protect the interests of shareholders, the Fund reserves the right to temporarily or permanently terminate the exchange privilege for any person who makes more than six exchanges out of or into the Fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, may be aggregated for purposes of the six exchange limit. Notwithstanding the six exchange limit, the Fund reserves the right to refuse exchanges by any person or group if, in the Investment Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Exchanges may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Fund. The Fund may impose these restrictions at any time. The exchange limit may be modified for accounts in certain institutional retirement plans because of plan exchange limits, Department of Labor regulations or administrative and other considerations. Subject to the foregoing, if an exchange request in good order is received by the Service Center and delivered by the Service Center to the Transfer Agent by 12 noon Boston time on any business day, the exchange usually will occur that day. For further information regarding the exchange privilege, shareholders should contact the Service Center.

         Reinvestment Privilege. A shareholder of the Fund who has redeemed shares or had shares repurchased at his or her request may reinvest all or any portion of the proceeds (plus that amount necessary to acquire a fractional share to round off his or her reinvestment to full shares) in shares, of the same class as the shares redeemed, of the Fund or any other Eligible Fund at net asset value and without subjecting the reinvestment to an initial sales charge, provided such reinvestment is made within 120 calendar days after a redemption or repurchase. Upon such reinvestment, the shareholder will be credited with any contingent deferred sales charge previously charged with respect to the amount reinvested. The redemption of shares is, for federal income tax purposes, a sale on which the shareholder may realize a gain or loss. If a redemption at a loss is followed by a reinvestment within 30 days, the transaction may be a "wash sale" resulting in a denial of the loss for federal income tax purposes.

         Any reinvestment pursuant to the reinvestment privilege will be subject to any applicable minimum account standards imposed by the fund into which the reinvestment is made. Shares are sold to a reinvesting shareholder at the net asset value thereof next determined following timely receipt by the Service Center of such shareholder's written purchase request and delivery of the request by the Service Center to the Transfer Agent. A shareholder may exercise this reinvestment privilege only once per 12-month period with respect to his or her shares of the Fund.

         Dividend Allocation Plan. The Dividend Allocation Plan allows shareholders to elect to have all their dividends and any other distributions from the Fund or any Eligible Fund automatically invested at net asset value in one other such Eligible Fund designated by the shareholder, provided the account into which the dividends and distributions are directed is initially funded with the requisite minimum amount.

         Telephone Privileges. A shareholder with telephone privileges that are offered with his or her Account (see "Your Investment--Account Policies--Telephone Requests") is deemed to authorize the Service Center and the Transfer Agent to: (1) act upon the telephone instructions of any person purporting to be the shareholder or the shareholder's financial professional to redeem or exchange, shares from any account; and (2) honor any written instructions for a change of address regardless of whether such request is accompanied by a signature guarantee. All telephone calls will be recorded. Neither the Fund, the other Eligible Funds, the Transfer Agent, the Investment Manager nor the Distributor will be liable for any loss, expense or cost arising out of any request, including any fraudulent or unauthorized requests. Shareholders assume the risk to the full extent of their accounts that telephone requests may be unauthorized. Reasonable procedures will be followed to confirm that instructions communicated by telephone are genuine. The shareholder will not be liable for any losses arising from unauthorized or fraudulent instructions if such procedures are not followed.

         Alternative Means of Contacting the Fund. It is unlikely, during periods of extraordinary market conditions, that a shareholder may have difficulty in reaching the Service Center. In that event, however, the shareholder should contact the Service Center at 1-800-562-0032, 1-617-357-7800 or otherwise at its main office at One Financial Center, Boston, Massachusetts 02111-2690.

                                 NET ASSET VALUE

         The net asset value of the shares of the Fund is determined once daily as of the close of regular trading on the NYSE, ordinarily 4 P.M. New York City time, Monday through Friday, on each day during which the NYSE is open for unrestricted trading. The NYSE is currently closed on New Year's Day, Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         The net asset value per share of the Fund is computed by dividing the sum of the value of the securities held by the Fund plus any cash or other assets minus all liabilities by the total number of outstanding shares of the Fund at such time. Any expenses, except for extraordinary or nonrecurring expenses, borne by the Fund, including the investment management fee payable to the Investment Manager, are accrued daily.

         In determining the values of portfolio assets as provided below, the Trustees may utilize one or more pricing services in lieu of market quotations for certain securities which are not readily available on a daily basis. Such services utilize information with respect to market transactions, quotations from dealers and various relationships among securities in determining value and may provide prices determined as of times prior to the close of the NYSE.

         In general, securities are valued as follows. Securities which are listed or traded on the New York or American Stock Exchange are valued at the price of the last quoted sale on the respective exchange for that day. Securities which are listed or traded on a national securities exchange or exchanges, but not on the New York or American Stock Exchange, are valued at the price of the last quoted sale on the exchange for that day prior to the close of the NYSE. Securities not listed on any national securities exchange which are traded "over the counter" and for which quotations are available on the National Association of Securities Dealers, Inc.'s (the "NASD") NASDAQ System, or other system, are valued at the closing price supplied through such system for that day at the close of the NYSE. Other securities are, in general, valued at the mean of the bid and asked quotations last quoted prior to the close of the NYSE if there are market quotations readily available, or in the absence of such market quotations, then at the fair value thereof as determined by or under authority of the Trustees of the Trust with the use of such pricing services as may be deemed appropriate or methodologies approved by the Trustees.

         The Trustees have authorized the use of the amortized cost method to value short-term debt instruments issued with a maturity of one year or less and having a remaining maturity of 60 days or less when the value obtained is fair value, provided that during any period in which more than 25% of the Fund's total assets is invested in short-term debt securities the current market value of such securities will be used in calculating net asset value per share in lieu of the amortized cost method. Under the amortized cost method of valuation, the security is initially valued at cost on the date of purchase (or in the case of short-term debt instruments purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity), and thereafter a constant amortization to maturity of any discount or premium is assumed regardless of the impact of fluctuating interest rates on the market value of the security.

                             PORTFOLIO TRANSACTIONS

Portfolio Turnover

         The Fund's portfolio turnover rate is determined by dividing the lesser of securities purchases or sales for a year by the monthly average value of securities held by the Fund (excluding, for purposes of this determination, securities the maturities of which as of the time of their acquisition were one year or less). The portfolio turnover rates for the fiscal years ended June 30, 1996 and 1997 were 92.33% and 51.67%, respectively.

         The Investment Manager believes the portfolio turnover rate for the fiscal year ended June 30, 1997 was significantly lower than that for the previous fiscal year because in the prior year the Fund had significant portfolio holdings which were subject to merger and acquisition activity which resulted in changes in the holdings in the portfolio.

Brokerage Allocation

         The Investment Manager's policy is to seek for its clients, including the Fund, what in the Investment Manager's judgment will be the best overall execution of purchase or sale orders and the most favorable net prices in securities transactions consistent with its judgment as to the business qualifications of the various broker or dealer firms with whom the Investment Manager may do business, and the Investment Manager may not necessarily choose the broker offering the lowest available commission rate. Decisions with respect to the market where the transaction is to be completed, to the form of transaction (whether principal or agency), and to the allocation of orders among brokers or dealers are made in accordance with this policy. In selecting brokers or dealers to effect portfolio transactions, consideration is given to their proven integrity and financial responsibility, their demonstrated execution experience and capabilities both generally and with respect to particular markets or securities, the competitiveness of their commission rates in agency transactions (and their net prices in principal transactions), their willingness to commit capital, and their clearance and settlement capability. The Investment Manager makes every effort to keep informed of commission rate structures and prevalent bid/ask spread characteristics of the markets and securities in which transactions for the Fund occur. Against this background, the Investment Manager evaluates the reasonableness of a commission or a net price with respect to a particular transaction by considering such factors as difficulty of execution or security positioning by the executing firm. The Investment Manager may or may not solicit competitive bids based on its judgment of the expected benefit or harm to the execution process for that transaction.

         When it appears that a number of firms could satisfy the required standards in respect of a particular transaction, consideration may also be given by the Investment Manager to services other than execution services which certain of such firms have provided in the past or may provide in the future. Negotiated commission rates and prices, however, are based upon the Investment Manager's judgment of the rate which reflects the execution requirements of the transaction without regard to whether the broker provides services in addition to execution. Among such other services are the supplying of supplemental investment research; general economic, political and business information; analytical and statistical data; relevant market information, quotation equipment and services; reports and information about specific companies, industries and securities; purchase and sale recommendations for stocks and bonds; portfolio strategy services; historical statistical information; market data services providing information on specific issues and prices; financial publications; proxy voting data and analysis services; technical analysis of various aspects of the securities markets, including technical charts; computer hardware used for brokerage and research purposes; computer software and databases (including those contained in certain trading systems used for portfolio analysis and modeling and also software providing investment personnel with efficient access to current and historical data from a variety of internal and external sources); and portfolio evaluation services and relative performance of accounts.

         In the case of the Fund and other registered investment companies advised by the Investment Manager or its affiliates, the above services may include data relating to performance, expenses and fees of those investment companies and other investment companies; this information is used by the Trustees or Directors of the investment companies to fulfill their responsibility to oversee the quality of the Investment Manager's advisory contracts between the investment companies and the Investment Manager. The Investment Manager considers these investment company services only in connection with the execution of transactions on behalf of its investment company clients and not its other clients. Certain of the nonexecution services provided by broker-dealers may in turn be obtained by the broker-dealers from third parties who are paid for such services by the broker-dealers.

           The Investment Manager regularly reviews and evaluates the services furnished by broker-dealers. The Investment Manager's investment management personnel conducts internal surveys and uses other methods to evaluate the quality of the research and other services provided by various broker-dealer firms, and the results of these efforts are made available to the equity trading department, which uses this information as consideration to the extent described above in the selection of brokers to execute portfolio transactions.

          Some services furnished by broker-dealers may be used for research and investment decision-making purposes, and also for marketing or administrative purposes. Under these circumstances, the Investment Manager allocates the cost of the services to determine the proportion which is allocable to research or investment decision-making and the proportion allocable to other purposes. The Investment Manager pays directly from its own funds for that portion that is allocable to uses other than research or investment decision-making. Some research and execution services may benefit the Investment Manager's clients as a whole, while others may benefit a specific segment of clients. Not all such services will necessarily be used exclusively in connection with the accounts which pay the commissions to the broker-dealer providing the services.

         The Investment Manager has no fixed agreements or understandings with any broker-dealer as to the amount of brokerage business which the firm may expect to receive for services supplied to the Investment Manager or otherwise. There may be, however, understandings with certain firms that in order for such firms to be able to continuously supply certain services, they need to receive an allocation of a specified amount of brokerage business. These understandings are honored to the extent possible in accordance with the policies set forth above.

         It is not the Investment Manager's policy to intentionally pay a firm a brokerage commission higher than that which another firm would charge for handling the same transaction in recognition of services (other than execution services) provided. However, the Investment Manager is aware that this is an area where differences of opinion as to fact and circumstances may exist, and in such circumstances, if any, the Investment Manager relies on the provisions of
Section 28(e) of the Securities Exchange Act of 1934. Brokerage commissions paid by the Fund in secondary trading during the last three fiscal years ended June 30 were as follows: 1995, $149,770; 1996, $207,690; and 1997, $539,481. The
Investment Manager believes the amount of brokerage commissions paid by the Fund during the fiscal year ended June 30, 1997, was significantly higher than during the previous year because of increased cash inflows for the Fund, from the sale of Fund shares, which resulted in increased brokerage transactions and commission in the course of investing the cash in securities for the portfolio.

         During and at the end of its most recent fiscal year, the Fund did not hold in its portfolio securities of any entity that might be deemed to be a regular broker-dealer of the Fund as defined under the 1940 Act.

         In the case of the purchase of fixed income securities in underwriting transactions, the Investment Manager follows any instructions received from its clients as to the allocation of new issue discounts, selling commissions and designations to brokers or dealers which provide the client with research, performance evaluation, master trustee and other services. In the absence of instructions from the client, the Investment Manager may make such allocations to broker-dealers which have provided the Investment Manager with research and brokerage services.

         In some instances, certain clients of the Investment Manager request it to place all or part of the orders for their account with certain brokers or dealers, which in some cases provide services to those clients. The Investment Manager generally agrees to honor these requests to the extent practicable. Clients may condition their requests by requiring the Investment Manager only effect transactions with the specified broker-dealers if the broker-dealers are competitive as to price and execution. In other cases, the Investment Manager may be unable to negotiate commissions or obtain volume discounts or best execution. In addition, a disparity may exist among the commissions charged to clients who request the Investment Manager to use particular brokers or dealers, and also between those clients and those who do not make such requests. A client who requests the use of a particular broker-dealer should understand that it may lose the possible advantage which non-requesting clients derive from aggregation of orders for several clients as a single transaction for the purchase or sale of a particular security. Among other reasons why best execution may not be achieved with directed brokerage is that, in an effort to achieve orderly execution of transactions, execution of orders that have designated particular brokers may, at the discretion of the trading desk, be delayed until execution of other non-designated orders has been completed.

         When more than one client of the Investment Manager is seeking to buy or sell the same security, the sale or purchase is carried out in a manner which is considered fair and equitable to all accounts. In allocating investments among various clients (including in what sequence orders for trades are placed), the Investment Manager will use its best business judgment and will take into account such factors as the investment objectives of the clients, the amount of investment funds available to each, the size of the order, the amount already committed for each client to a specific investment and the relative risks of the investments, all in order to provide on balance a fair and equitable result to each client over time. Although sharing in large transactions may sometimes affect price or volume of shares acquired or sold, overall it is believed there may be an advantage in execution. The Investment Manager may follow the practice of grouping orders of various clients for execution to get the benefit of lower prices or commission rates. In certain cases where the aggregate order may be executed in a series of transactions at various prices, the transactions are allocated as to amount and price in a manner considered equitable to each so that each receives, to the extent practicable, the average price of such transactions. Exceptions may be made based on such factors as the size of the account and the size of the trade. For example, the Investment Manager may not aggregate trades where it believes that it is in the best interests of clients not to do so, including situations where aggregation might result in a large number of small transactions with consequent increased custodial and other transactional costs which may disproportionately impact smaller accounts. Such disaggregation, depending on the circumstances, may or may not result in such accounts receiving more or less favorable execution relative to other clients.

                               CERTAIN TAX MATTERS

 Taxation  Of The Fund--In General

         The Fund intends to qualify and elect to be treated each taxable year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), although it cannot give complete assurance that it will qualify to do so. Accordingly, the Fund must, among other things, (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% test"); and (b) satisfy certain diversification requirements on a quarterly basis.

         If in any year the Fund derives more than 10% of its gross income (as defined in the Code, which disregards losses for that purpose) from investments made directly in commodities, including precious metal investments, or commodity-related options, futures or indices, the Fund in such year may fail to qualify as a regulated investment company under the Code. The Investment Manager intends to manage the Fund's portfolio so as to minimize the risk of such disqualification.

         If the Fund should fail to qualify as a regulated investment company in any year, it would lose the beneficial tax treatment accorded regulated investment companies under Subchapter M of the Code and all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to shareholders as ordinary income to the extent of the Fund's current or accumulated earnings and profits. Also, the shareholders, if they received a distribution in excess of current or accumulated earnings and profits, would receive a return of capital that would reduce the basis of their shares of the Fund to the extent thereof. Any distribution in excess of a shareholder's basis in the shareholder's shares would be taxable as gain realized from the sale of such shares.

         The Fund will be liable for a nondeductible 4% excise tax on amounts not distributed on a timely basis in accordance with a calendar year distribution requirement. To avoid the tax, during each calendar year, the Fund must distribute, or be deemed to have distributed, an amount equal to the sum of
(1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the 12-month period ending on October 31 of the calendar year and (3) all ordinary income and capital gains for previous years that were not distributed during such years. For this purpose, any income or gain retained by the Fund that is subject to corporate tax will be considered to have been distributed by year-end. The Fund intends to make sufficient distributions to avoid this 4% excise tax.

 Taxation Of The Fund's Investments

         Original Issue Discount; Market Discount. For federal income tax purposes, debt securities purchased by the Fund may be treated as having original issue discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated for federal income tax purposes as income earned by the Fund, whether or not any cash is actually received, and therefore is subject to the distribution requirements of the Code. Generally, the amount of original issue discount is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest. Under section 1286 of the Code, an investment in a stripped bond or stripped coupon may result in original issue discount.

        Debt securities may be purchased by the Fund at a discount that exceeds the original issue discount, if any, at the time the Fund purchases the securities. This additional discount represents market discount for income tax purposes. In the case of any debt security having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest to the extent it does not exceed the accrued market discount on the security (unless the Fund elects to include such accrued market discount in income in the tax year to which it is attributable). For debt securities acquired before May 1, 1993, this rule applies only if the debt security was issued after July 18, 1984. Generally, market discount is accrued on a daily basis. The Fund may be required to capitalize, rather than deduct currently, part or all of any direct interest expense incurred to purchase or carry any debt security having market discount, unless the Fund makes the election to include market discount in income currently. Because the Fund must include original issue discount in income, it will be more difficult for the Fund to make the distributions required for the Fund to maintain its status as a regulated investment company under Subchapter M of the Code or to avoid the 4% excise tax described above.

         Options and Futures Transactions. Certain of the Fund's investments may be subject to provisions of the Code that (i) require inclusion of unrealized gains or losses in the Fund's income for purposes of the 90% test, the excise tax and the distribution requirements applicable to regulated investment companies; (ii) defer recognition of realized losses; and (iii) characterize both realized and unrealized gain or loss as short-term or long-term gain or loss. Such provisions generally apply to, among other investments, options on debt securities, indices on securities and futures contracts. The Fund will monitor its transactions and may make certain tax elections available to it in order to mitigate the impact of these rules and prevent disqualification of the Fund as a regulated investment company.

         Gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues income or expenses denominated in a foreign currency and the time the Fund actually collects such income or pays such expenses are treated as ordinary income or loss. The portion of any gain or loss on the disposition of a debt security denominated in a foreign currency that is attributable to fluctuations in the value of the foreign currency during the holding period of the debt security will likewise be treated as ordinary income or loss. Such ordinary income or loss will increase or decrease the amount of the Fund's net investment income.

         If the Fund invests in the stock of certain "passive foreign investment companies" ("PFICs"), income of such companies may become taxable to the Fund prior to its distribution to the Fund or, alternatively, ordinary income taxes and interest charges may be imposed on the Fund on "excess distributions" received by the Fund or on gain from the disposition of such investments by the Fund. The Fund does not intend to invest in PFICs. Because of the broad scope of the PFIC rules, however, there can be no assurance that the Fund can avoid doing so.

Taxation Of The Fund's Shareholders

         The Fund may be subject to foreign taxes, including foreign income taxes. If so, the Fund intends to meet the requirements of the Code for passing through to its shareholders the tax benefit of foreign income taxes paid, although there is no assurance that it will be able to do so. Under this provision, if more than half of the value of the total assets of the Fund at the close of its taxable year consists of stock or securities of foreign corporations, the Fund will be eligible and intends to elect to pass through to its shareholders the amount of foreign taxes it paid if such amounts are material. Pursuant to this election, a United States shareholder will, in general, be required to (i) include in gross income, in addition to taxable distributions actually received, his or her pro rata share of the foreign taxes paid by the Fund, (ii) treat that share of taxes as having been paid directly by him or her, and (iii) either deduct such share of taxes or treat such share of taxes as a credit against United States income tax liability. A tax-exempt shareholder will ordinarily not benefit from this election.

         Generally, a credit for foreign taxes paid by the Fund may not exceed a shareholder's United States income tax attributable to the shareholder's foreign source income. This limitation applies separately to different categories of income, one of which is foreign-source passive income, which is likely to include all of the foreign-source income of the Fund. As a result of these limitations, some shareholders may not be able to utilize fully any foreign tax credits generated by an investment in the Fund. The Fund will provide its shareholders with information about the source of its income and the foreign taxes it has paid for use in preparing the shareholder's United States income tax return.

         Dividends from domestic corporations are not expected to comprise a substantial part of the income of the Fund. If such dividends are earned by the Fund, then a portion of the dividends paid by the Fund may qualify for the 70% deduction for dividends received which is available to corporate shareholders of the Fund. Shareholders will be informed of any portion of the dividends paid by the Fund which qualifies for this deduction. The dividends-received deduction is reduced to the extent the dividends received are treated as debt-financed, under the Code, and is eliminated if the stock is held for less than 46 days.

         Any dividend declared in October, November or December and made payable to shareholders of record in any such month is treated as received by such shareholder on December 31, provided that the Fund pays the dividend during January of the following calendar year.

         Distributions by the Fund result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution nevertheless may be taxable to the shareholder as ordinary income or long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a taxable distribution. The price of shares purchased at that time includes the amount of any forthcoming distribution. Those investors purchasing shares just prior to a taxable distribution will then receive a return of investment upon distribution which will nevertheless be taxable to them.

         The foregoing discussion of United States federal income tax law relates solely to the application of that law to United States persons, that is, United States citizens and residents and United States corporations, partnerships, trusts and estates. Each shareholder who is not a United States person should consider the United States and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to United States withholding tax at a rate of up to 30% (or at a lower rate under an applicable treaty) on distributions from the Fund.

       Shareholders should consult their tax advisers about the application of the provisions of tax law described in this Statement of Additional Information in light of their particular tax situations.

                       DISTRIBUTION OF SHARES OF THE FUND

         The Trust has entered into a Distribution Agreement with State Street Research Investment Services, Inc., as Distributor, whereby the Distributor acts as agent to sell and distribute shares of the Fund. Shares of the Fund are sold through dealers who have entered into sales agreements with the Distributor. The Distributor distributes shares of the Fund on a continuous basis at an offering price which is based on the net asset value per share of the Fund plus (subject to certain exceptions) a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (Class B and Class C shares). The Distributor may reallow all or portions of such sales charges as concessions to dealers. For the fiscal years ended June 30, 1995, 1996 and 1997, total sales charges on Class A shares paid to the Distributor amounted to $93,586, $169,918 and $1,357,717, respectively. For the same periods, the Distributor retained $10,670, $20,357 and $169,805, respectively, after reallowance of concessions to dealers. The Distributor may also pay its affiliate MetLife Securities, Inc. additional sales compensation of up to 0.25% of certain sales or assets.

         The differences in the price at which the Fund's Class A shares are offered due to scheduled variations in sales charges, as described in the Fund's Prospectus, result from cost savings inherent in economies of scale. Management believes that the cost of sales efforts of the Distributor and broker-dealers tends to decrease as the size of purchases increases, or does not involve any incremental sales expenses as in the case of, for example, exchanges, reinvestments or dividend investments at net asset value. Similarly, no significant sales effort is necessary for sales of shares at net asset value to certain Directors, Trustees, officers, employees, their relatives and other persons directly or indirectly related to the Fund or associated entities. Where shares of the Fund are offered at a reduced sales charge or without a sales charge pursuant to sponsored arrangements, managed fee-based programs and so-called "mutual fund supermarkets," among other programs, the amount of the sales charge reduction will similarly reflect the anticipated reduction in sales expenses associated with such arrangements. The reductions in sales expenses, and therefore the reduction in sales charges, will vary depending on factors such as the size and other characteristics of the organization or program, and the nature of its membership or the participants. The Fund reserves the right to make variations in, or eliminate, sales charges at any time or to revise the terms of or to suspend or discontinue sales pursuant to sponsored arrangements or similar programs at any time.

         On any sale of Class A shares to a single investor in the amount of $1,000,000 or more, the Distributor will pay the authorized securities dealer making such sale a commission based on the aggregate of such sales. Such commission also is payable to authorized securities dealers upon sales of Class A shares made pursuant to a Letter of Intent to purchase shares having a net asset value of $1,000,000 or more. Shares sold with such commissions payable are subject to a one-year contingent deferred sales charge of 1.00% on any portion of such shares redeemed within one year following their sale. After a particular purchase of Class A shares is made under the Letter of Intent, the commission will be paid only in respect of that particular purchase of shares. If the Letter of Intent is not completed, the commission paid will be deducted from any discounts or commissions otherwise payable to such dealer in respect of shares actually sold. If an investor is eligible to purchase shares at net asset value on account of the Right of Accumulation, the commission will be paid only in respect of the incremental purchase at net asset value.

         For the periods shown below, the Distributor received contingent deferred sales charges upon redemption of Class A, Class B and Class C shares of the Fund and paid initial commissions to securities dealers for sales of such Class A, Class B and Class C shares as follows:

                   Fiscal Year Ended                 Fiscal Year Ended                 Fiscal Year Ended
                       June 30, 1997                         June 30, 1996                       June 30, 1995
        ------------------------------------------------------------------------------------------------------

            Contingent        Commissions      Contingent       Commissions      Contingent       Commissions
             Deferred           Paid to         Deferred          Paid to         Deferred          Paid to
           Sales Charges        Dealers       Sales Charges       Dealers       Sales Charges       Dealers
           -------------        -------       -------------       -------       -------------       -------

Class A           $0        $1,187,912               $0          $149,561         $21,450          $82,916

Class B     $109,834        $2,384,944          $45,288          $207,595         $36,122          $29,957

Class C*     $33,827          $255,818             $100           $17,788          $1,185               $0

--------------------
* Prior to November 1, 1997, the Fund's current Class C shares were designated as Class D shares.

         The Fund has adopted a "Plan of Distribution Pursuant to Rule 12b-1" (the "Distribution Plan") under which the Fund may engage, directly or indirectly, in financing any activities primarily intended to result in the sale of Class A, Class B and Class C shares, including, but not limited to, (1) the payment of commissions and/or reimbursement to underwriters, securities dealers and others engaged in the sale of shares, including payments to the Distributor to be used to pay commissions and/or reimbursement to securities dealers (which securities dealers may be affiliates of the Distributor) engaged in the distribution and marketing of shares and furnishing ongoing assistance to investors, (2) reimbursement of direct out-of-pocket expenditures incurred by the Distributor in connection with the distribution and marketing of shares and the servicing of investor accounts including special promotional fees and cash and noncash incentives based upon sales by securities dealers, expenses relating to the formulation and implementation of marketing strategies and promotional activities such as direct mail promotions and television, radio, newspaper, magazine and other mass media advertising, the preparation, printing and distribution of Prospectuses of the Fund and reports for recipients other than existing shareholders of the Fund, and obtaining such information, analyses and reports with respect to marketing and promotional activities and investor accounts as the Fund may, from time to time, deem advisable, and (3) reimbursement of expenses incurred by the Distributor in connection with the servicing of shareholder accounts including payments to securities dealers and others in consideration of the provision of personal services to investors and/or the maintenance or servicing of shareholder accounts and expenses associated with the provision of personal services by the Distributor directly to investors. In addition, the Distribution Plan is deemed to authorize the Distributor and the Investment Manager to make payments out of general profits, revenues or other sources to underwriters, securities dealers and others in connection with sales of shares, to the extent, if any, that such payments may be deemed to be within the scope of Rule 12b-1 under the 1940 Act.

         Some or all of the service fees are used to pay or reimburse dealers (including dealers that are affiliates of the Distributor) or others for personal services and/or the maintenance of shareholder accounts. A portion of any initial commission paid to dealers for the sale of shares of the Fund represents payment for personal services and/or the maintenance or servicing of shareholder accounts by such dealers. Dealers who have sold Class A shares are eligible for further reimbursement commencing as of the time of such sale. Dealers who have sold Class B and Class C shares are eligible for further reimbursement after the first year during which such shares have been held of record by such dealer as nominee for its clients (or by such clients directly). Any service fees received by the Distributor and not allocated to dealers may be applied by the Distributor in reduction of expenses incurred by it directly for personal services and the maintenance or servicing of shareholder accounts.

         The distribution fees are used primarily to offset initial and ongoing commissions paid to dealers for selling such shares. Any distribution fees received by the Distributor and not allocated to dealers may be applied by the Distributor in connection with sales or marketing efforts, including special promotional fees and cash and noncash incentives based upon sales by dealers.

         The Distributor provides distribution services on behalf of other funds having distribution plans and receives similar payments from, and incurs similar expenses on behalf of, such other funds. When expenses of the Distributor cannot be identified as relating to a specific fund, the Distributor allocates expenses among the funds in a manner deemed fair and equitable to each fund.

         Commissions and other cash and noncash incentives and payments to dealers, to the extent payable out of the general profits, revenues or other sources of the Distributor (including the advisory fees paid by the Fund), have also been authorized pursuant to the Distribution Plan.

         The expenditures to be made pursuant to the Distribution Plan may not exceed (i) with respect to Class A shares, an annual rate of 0.25% of the average daily value of net assets represented by such Class A shares, and (ii) with respect to Class B and Class C shares, an annual rate of 0.75% of the average daily value of the net assets represented by such Class B or Class C shares (as the case may be) to finance sales or promotion expenses and an annual rate of 0.25% of the average daily value of the net assets represented by such Class B or Class C shares (as the case may be) to make payments for personal services and/or the maintenance or servicing of shareholder accounts. The distribution and servicing expenses of a particular class will be borne solely by that class. In addition, a rule of the NASD limits annual expenditures that the Fund may incur under the Distribution Plan to 1%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. The NASD rule also limits the aggregate amount that the Fund may pay for such distribution costs to 6.25% of gross share sales of a class since the inception of any asset-based sales charge plus interest at the prime rate plus 1% on unpaid amounts thereof (less any contingent deferred sales charges). Such limitation does not apply to shareholder service fees. Payments to the Distributor or to dealers funded under the Distribution Plan may be discontinued at any time.

         The Distributor may pay certain dealers and other intermediaries additional compensation for sales and administrative services. The Distributor may provide cash and noncash incentives to intermediaries who, for example, sell significant amounts of shares or develop particular distribution channels. The Distributor may compensate dealers with clients who maintain their investments in the Fund over a period of years. The incentives can include merchandise and trips to, and attendance at, sales seminars at resorts. The Distributor may pay for administrative services, such as technological and computer systems support for the maintenance of pension plan participant records, for subaccounting, and for distribution through mutual fund supermarkets or similar arrangements.

         During the fiscal year ended June 30, 1997, the Fund paid the Distributor fees under the Distribution Plan and the Distributor used all of such payments for expenses incurred on behalf of the Fund as follows:

                                              Class A                    Class B                 Class C*
                                          --------------            ---------------          ---------------
Advertising                               $         0                $    11,853              $         0

Printing and mailing
 of prospectuses to
 other than current
 shareholders                                       0                      4,783                        0

Compensation to dealers                       142,417                    347,130                  170,898

Compensation to sales
 personnel                                          0                     37,483                        0

Interest                                            0                          0                        0

Carrying or other
 financing charges                                  0                          0                        0

Other expenses: marketing;
 general                                            0                     19,787                        0
                                          -----------                -----------              -----------

Total fees                                $   142,417                $   421,036              $   170,898
                                          ===========                ===========              ===========

-----------------

* Prior to November 1, 1997, the Fund's current Class C shares were designated as Class D shares.

         The Distributor may have also used additional resources of its own for further expenses on behalf of the Fund.

         No interested Trustee of the Trust has any direct or indirect financial interest in the operation of the Distribution Plan or any related agreements thereunder. The Distributor's interest in the Distribution Plan is described above.

         To the extent that the Glass-Steagall Act may be interpreted as prohibiting banks and other depository institutions from being paid for performing services under the Distribution Plan, the Fund will make alternative arrangements for such services for shareholders who acquired shares through such institutions.

                         CALCULATION OF PERFORMANCE DATA

         From time to time, in advertisements or in communications to shareholders or prospective investors, the Fund may compare the performance of its Class A, Class B, Class C or Class S shares to the performance of other mutual funds with similar investment objectives, to certificates of deposit and/or to other financial alternatives. The Fund may also compare its performance to appropriate indices, such as Standard & Poor's 500 Index, Consumer Price Index and Dow Jones Industrial Average and/or to appropriate rankings and averages such as those compiled by Lipper Analytical Services, Inc., Morningstar, Inc., Money Magazine, Business Week, Forbes Magazine, The Wall Street Journal and Investor's Daily. For example, the performance of the Fund might be compared to the Lipper Natural Resources Funds Average.

         The average annual total return ("standard total return") of the Class A, Class B, Class C and Class S shares of the Fund will be calculated as set forth below. Total return is computed separately for each class of shares of the Fund. Performance data for a specified class includes periods prior to the adoption of class designations on June 1, 1993, when designations were assigned based on the pricing and Rule 12b-1 fees applicable to shares sold thereafter. The application of the additional Rule 12b-1 fees, if any, of up to 1% will, for periods after June 1, 1993, adversely affect Fund performance results. Thus, performance data or rankings for a given class of shares should be interpreted carefully by investors who hold or may invest in a different class of shares.

         The performance data below reflect Rule 12b-1 fees, where applicable, sales charges as follows:

                                 Rule 12b-1 Fees                               Sales Charges
         ----------------------------------------------------------    --------------------------------------
         Current
Class    Amount            Period
-----    ------            ------
   A     0.25%             0.50% until March 10, 1995;                 Maximum 4.5% sales charge reflected
                           0.25% thereafter

   B     1.00%             0.50% until June 1, 1993; 1.00%             1- and 5-year periods reflect a 5% and
                           June 1, 1993 to present; fee will reduce    a 2% contingent deferred sales charge,
                           performance for periods after June 1,       respectively
                           1993

   C     1.00%             0.50% until June 1, 1993; 1.00%             1-year period reflects a 1% contingent
                           June 1, 1993 to present; fee will reduce    deferred sales charge
                           performance for periods after June 1,
                           1993

   S     None              0.50% until June 1, 1993;                    None
                           0% thereafter

--------------------

* Prior to November 1, 1997, the Fund's current Class C shares were designated as Class D shares and the Fund's current Class S shares were designated as Class C shares.

         All calculations of performance data in this section reflect the voluntary measures, if any, by the Fund's affiliates to reduce fees or expenses relating to the Fund; see "Accrued Expenses and Recurring Charges" later in this section.

Total Return

         The Fund's standard average annual total returns ("standard total return") of each class of shares were as follows:

                         Commencement of
                           Operations                       Five Years                   One Year
                         (March 2, 1990)                       Ended                       Ended
                      to December 31, 1997               December 31, 1997           December 31, 1997
                      --------------------               -----------------           -----------------
    Class A                   8.57%                            21.58%                     0.81%
    Class B                   8.80%                            21.80%                     0.06%
    Class C*                  8.76%                            21.93%                     3.80%
    Class S*                  9.42%                            23.09%                     5.86%

------------
* Prior to November 1, 1997, the Fund's current Class C shares were designated as Class D shares and the Fund's current Class S shares were designated as Class C shares.


         Standard total return is computed separately for each class of shares by determining the average annual compounded rates of return over the designated periods that, if applied to the initial amount invested, would produce the ending redeemable value in accordance with the following formula:

                                    P(1+T)(n) = ERV

Where:     P          =             a hypothetical initial payment of $1,000

           T          =             average annual total return

           n          =             number of years

           ERV        =             ending redeemable value at the end of the designated period assuming a hypothetical $1,000 payment made at the beginning of the designated period

         The calculation is based on the further assumptions that the highest applicable initial or contingent deferred sales charge is deducted, and that all dividends and distributions by the Fund are reinvested at net asset value on the reinvestment dates during the periods. All accrued expenses and recurring charges are also taken into account as described later herein.

Accrued Expenses and Recurring Charges

         Accrued expenses include all recurring charges that are charged to all shareholder accounts in proportion to the length of the base period. The standard total return results take sales charges, if applicable, into account, although the results do not take into account recurring and nonrecurring charges for optional services which only certain shareholders elect and which involve nominal fees, such as the $7.50 fee for wire orders.

         Accrued expenses do not include the subsidization, if any, by affiliates of fees or expenses during the subject period. In the absence of such subsidization, the performance of the Fund would have been lower.

Nonstandardized Total Return

         The Fund may provide the above described standard total return results for Class A, Class B, Class C and Class S shares for periods which end no earlier than the most recent calendar quarter end and which begin twelve months before, five years before and at the time of commencement of the Fund's operations. In addition, the Fund may provide nonstandardized total return results for differing periods, such as for the most recent six months, and/or without taking sales charges into account. Such nonstandardized total return is computed as otherwise described under "Total Return" except the result may or may not be annualized, and as noted any applicable sales charge, if any, may not be taken into account and therefore not deducted from the hypothetical initial payment of $1,000. For example, the Fund's nonstandardized total returns for the six months ended December 31, 1997 without taking sales charges into account, were as follows:

               Class A               2.07%
               Class B               1.71%
               Class C*              1.66%
               Class S*              2.22%

------------
* Prior to November 1, 1997, the Fund's current Class C shares were designated as Class D shares and the Fund's current Class S shares were designated as Class C shares.


                                    CUSTODIAN

         State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the Trust's custodian. As custodian State Street Bank and Trust Company is responsible for, among other things, safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments. State Street Bank and Trust Company is not an affiliate of the Investment Manager or its affiliates.

                             INDEPENDENT ACCOUNTANTS

         Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts 02110, serves as the Trust's independent accountants, providing professional services including (1) audits of the Fund's annual financial statements, (2) assistance and consultation in connection with SEC filings and (3) review of the annual income tax returns filed on behalf of the Fund.

                              FINANCIAL STATEMENTS

         In addition to the reports provided to holders of record on a semiannual basis, other supplementary financial reports may be made available from time to time through electronic or other media. Shareholders with substantial holdings in one or more State Street Research Funds may also receive reports and other information which reflect or analyze their positions in a consolidated manner. For more information, call State Street Research Service Center.

         The financial statements for the Fund's fiscal year ended June 30, 1997 reflect the Fund's class designations prior to November 1, 1997. Information in these financial statements pertaining to Class C and Class D now pertains to Class S and Class C, respectively. The financial statements for the six-month period ended December 31, 1997 reflect the Fund's class designations as of November 1, 1997.

STATE STREET RESEARCH GLOBAL RESOURCES FUND
--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------
June 30, 1997


                                                           Value
                                             Shares      (Note 1)
                                           ----------- --------------
EQUITY SECURITIES 96.8%
Basic Industries 16.1%
Chemical 0.4%
Agrium Inc.    ...........................      70,000   $    805,000
                                                        -------------
Machinery 0.2%
Hanover Compressor Co.*    ...............      19,200        374,400
                                                        -------------
Metal & Mining 13.3%
Ashanti Goldfields Co. Ltd. GDR  .........     100,000      1,168,750
Battle Mountain Gold Co.   ...............     150,000        853,125
Bema Gold Corp.*  ........................     120,000        720,000
Boliden Ltd.*  ...........................     380,000      2,022,521
Cameco Corp.   ...........................      40,000      1,491,727
Corriente Resources Inc.*  ...............     150,000        358,449
Crown Resources Corp.*  ..................     120,000        765,000
Crystallex International Corp.*  .........     150,000        760,346
Delta Gold NL*    ........................     300,000        501,062
Denison Mines Ltd.*  .....................   1,500,000        418,190
Great Central Mines Ltd.*  ...............     400,000        762,400
Homestake Mining Co.    ..................      60,000        783,750
Impala Platinum Holdings ADR*    .........      50,000        559,465
Menzies Gold NL*  ........................   1,000,000        302,300
Newcrest Mining Ltd.*   ..................     300,000        829,587
Newmont Mining Corp.    ..................      20,000        780,000
Normandy Mining Ltd.*   ..................     700,000        788,247
Orogen Minerals Inc.*   ..................   1,250,000      3,580,365
Pan African Resources Corp*   ............     287,400         54,111
Pangea Goldfields Inc.*    ...............     100,000        289,656
Placer Dome Inc.  ........................      50,000        818,750
Randgold Resources Inc. GDR*+    .........      55,000        907,500
South Pacific Resources Inc.*    .........     350,000        149,535
Southernera Resources Ltd.*   ............     100,000        564,828
Southwestern Gold Corp.*   ...............      80,000        544,553
Special Metals Corp.*   ..................      26,100        508,950
Stelco Inc. Cl. A    .....................      35,000        261,052
Stillwater Mining Co.*  ..................      70,000      1,557,500
Sutton Resources Ltd.*  ..................     125,000      1,011,719
TVX Gold Inc.*    ........................      70,000        371,875
Vaal Reefs Exploration & Mining Ltd. ADR       125,000        601,562
Valerie Gold Resources Ltd.*  ............     100,000        102,828
Viceroy Resource Corp.*    ...............     150,000        488,794
X-Cal Resources Ltd.*   ..................     840,000        395,380
                                                        -------------
                                                           26,073,877
                                                        -------------
Railroad 2.2%
Mosvold Shipping Ltd.*  ..................   2,000,000      2,578,726
OMI Corp.   ..............................     183,500      1,754,719
                                                        -------------
                                                            4,333,445
                                                        -------------
Total Basic Industries    ...........................       31,586,722
                                                         -------------

                                                           Value
                                             Shares      (Note 1)
                                           ----------- --------------
Energy 76.7%
Oil 53.1%
3DX Technologies Inc.*  ..................     100,000   $    975,000
Abacan Resource Corp.*  ..................     545,900      1,740,056
Apache Corp.   ...........................      50,025      1,625,812
Arakis Energy Corp.*    ..................   1,000,000      3,781,250
Barrett Resources Corp.*   ...............     150,100      4,493,619
Barrington Petroleum Ltd.*    ............     120,000        477,932
Basin Exploration Inc.*    ...............     200,000      1,550,000
Brigham Exploration Co.*   ...............      91,700        767,988
Cabot Oil & Gas Corp.   ..................     100,000      1,762,500
Cairn Energy USA Inc.*  ..................     150,000      1,968,750
Callon Petroleum Co.*   ..................     100,000      1,600,000
Canadian 88 Energy Corp.*  ...............     166,600        675,593
Canadian Conquest Exploration Inc.*    ...     165,000        162,497
Chesapeake Energy Corp.*   ...............      75,000        735,938
Clayton Williams Energy Inc.*    .........      24,930        283,579
COHO Energy Inc.*    .....................      85,700        910,562
Crystal Oil Co.*  ........................      41,600      1,476,800
Elk Point Resources Inc. Cl. A*  .........     300,000      1,890,003
Forcenergy, Inc.*    .....................      60,000      1,822,500
KCS Energy Inc.   ........................     490,000      9,983,750
Kelley Oil & Gas Corp.*    ...............     300,000        918,750
Maxx Petroleum Ltd.*    ..................     400,000        680,691
Mercantile International Inc.*   .........      72,500         79,750
Morrison Middlefield Ltd.  ...............     240,000      2,476,556
New Cache Petroleum Ltd.*  ...............      80,000        521,380
Novus Petroleum Ltd.*   ..................     892,600      3,069,350
Nuevo Energy Co.*    .....................     210,000      8,610,000
Ocean Energy Inc.*   .....................      98,600      4,560,250
Oil Search Ltd.*  ........................   2,139,100      5,819,849
Pan East Petroleum Inc.*   ...............     135,800        354,017
Pendaries Petroleum Ltd.*  ...............     141,200      1,610,413
Plains Resources Inc.*  ..................     250,000      3,687,500
Ranger Oil Ltd.*  ........................     400,000      3,725,000
Seagull Energy Corp.*   ..................     500,000      8,750,000
Seven Seas Petroleum Inc.* ...............     150,000      1,770,000
Southern Mineral Corp.* ..................     150,000        750,000
Southwestern Energy Co.*   ...............     100,000      1,300,000
Stampeder Exploration Ltd.*   ............     249,950        984,178
Stone Energy Corp.*  .....................     117,500      3,216,562
Tarragon Oil & Gas Ltd.*   ...............     250,052      2,933,374
Thunder Energy Inc.*    ..................     300,000        358,449
Titan Exploration Inc.*    ...............     124,600      1,510,775
Tom Brown, Inc.*  ........................     200,000      4,250,000
Triton Energy Ltd. Cl. A   ...............      46,400      2,125,700
Ulster Petroleum Ltd.*  ..................     200,000      1,810,348
                                                        -------------
                                                          104,557,021
                                                        -------------

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH GLOBAL RESOURCES FUND
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                                    Value
                                        Shares     (Note 1)
                                       --------- -------------
Oil Service 23.6%
Atwood Oceanics Inc.*  ...............    69,800   $  4,676,600
Cliffs Drilling Co.*   ...............   100,000      3,650,000
Dailey Petroleum Services Corp.*   ...   200,000      1,350,000
Daniel Industries Inc.    ............   200,000      3,087,500
Dreco Energy Services Ltd. Cl. A*  ...    45,000      2,362,500
Ensco International Inc.*    .........    59,975      3,163,681
Global Marine Inc.*    ...............    62,700      1,457,775
Grant Geophysical Inc.*   ............   100,000          3,500
J. Ray McDermott SA*   ...............   150,700      4,068,900
Noble Drilling Corp.*  ...............   350,000      7,896,875
Oceaneering International Inc.*    ...    53,000        980,500
Offshore Energy Development Corp.*        40,000        185,000
Patterson Energy, Inc.*   ............    21,254        964,400
Pool Energy Services Co.*    .........    74,200      1,344,875
Post Energy Corp.*  ..................   369,000      1,002,028
Precision Drilling Corp.*    .........    44,200      2,138,175
Reading & Bates Corp.*    ............    10,000        267,500
Rowan Companies, Inc.*    ............    70,700      1,992,856
Solid State Geophysical Inc. Cl. A        47,300        119,881
TMBR/Sharp Drilling Inc.*    .........   136,800      1,846,800
Unit Corp.*   ........................   200,000      2,087,500
Weatherford Enterra Inc.*    .........    50,000      1,925,000
                                                  -------------
                                                     46,571,846
                                                  -------------
Total Energy  .................................     151,128,867
                                                  -------------
Utility 4.0%

Natural Gas 4.0%
Markwest Hydrocarbon Inc.*   .........    37,500        567,188
Questar Corp.    .....................    50,000      2,018,750
TransTexas Gas Corp.*  ...............   330,600      5,289,600
                                                  -------------
                                                      7,875,538
                                                  -------------
Total Utility    ..............................       7,875,538
                                                  -------------
Total Equity Securities (Cost $163,177,350) ...     190,591,127
                                                  -------------



                                  Principal   Maturity           Value
                                   Amount       Date           (Note 1)
                                 ------------ -----------   ----------------
SHORT-TERM OBLIGATIONS 3.8%
American Express Credit Corp.,
  5.70%    ..................... $  993,000   7/03/1997       $    993,000
Ford Motor Credit Co., 5.50%   .  6,538,000   7/01/1997          6,538,000
                                                              ------------
Total Short-Term Obligations (Cost $7,531,000)   .........        7,531,000
                                                               ------------
Total Investments (Cost $170,708,350)--100.6% ............      198,122,127
Cash and Other Assets, Less Liabilities--(0.6%)  .........       (1,117,243)
                                                               ------------
Net Assets--100.0% .......................................     $197,004,884
                                                               ============


Federal Income Tax Information:
At June 30, 1997, the net unrealized appreciation of
  investments based on cost for Federal income tax
  purposes of $170,925,485 was as follows:
Aggregate gross unrealized appreciation for all
  investments in which there is an excess of value over
  tax cost   ...............................................  $  36,175,097
Aggregate gross unrealized depreciation for all
  investments in which there is an excess of tax cost
  over value    ............................................     (8,978,455)
                                                              -------------
                                                              $  27,196,642
                                                              =============

-------------------------------------

* Nonincome-producing securities.


ADR and GDR stand for American Depositary Receipt and Global Depositary Receipt, respectively, representing ownership of foreign securities.

[dag]Security restricted in accordance with Rule 144A under the Securities Act of 1933, which allows for the resale of such securities among certain qualified institutional buyers. The total cost and market value of Rule 144A securities owned at June 30, 1997 were $907,500 and $907,500 (0.46% of net assets), respectively.

Diversification of Equity Securities at June 30, 1997 (as a percentage of net assets) was United States 66.8%, Canada 22.8%, Australia 6.1%, Papua New Guinea 1.8%, Norway 1.3%, South Africa 0.6%, Ghana 0.6%, and British Virgin Islands 0.0%.


The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH GLOBAL RESOURCES FUND
-------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
-------------------------------------
June 30, 1997


Assets

Investments, at value (Cost $170,708,350) (Note 1)   ...   $198,122,127
Cash    ................................................         22,916
Receivable for fund shares sold    .....................        790,749
Receivable for securities sold  ........................        267,339
Dividends and interest receivable  .....................         24,016
Other assets  ..........................................          2,034
                                                           -------------
                                                            199,229,181
Liabilities

Payable for securities purchased   .....................      1,366,621
Payable for fund shares redeemed   .....................        453,620
Accrued management fee (Note 2)    .....................        122,363
Accrued distribution and service fees (Note 5)    ......        104,003
Accrued transfer agent and shareholder services
  (Note 2)    ..........................................         77,279
Accrued trustees' fees (Note 2)    .....................          7,587
Other accrued expenses    ..............................         92,824
                                                           -------------
                                                              2,224,297
                                                           -------------
Net Assets                                                 $197,004,884
                                                           =============
Net Assets consist of:
 Unrealized appreciation of investments  ...............   $ 27,413,777
 Accumulated net realized gain  ........................      7,125,672
 Shares of beneficial interest  ........................    162,465,435
                                                           -------------
                                                           $197,004,884
                                                           =============
Net Asset Value and redemption price per share of
  Class A shares ($80,028,888[divided by]3,574,507 shares of
  beneficial interest) .................................   $22.39
                                                           =============
Maximum Offering Price per share of Class A shares
  ($22.39 [divided by] .955) ...........................   $23.45
                                                           =============
Net Asset Value and offering price per share of Class
  B shares ($78,701,053 [divided by] 3,610,815 shares of
  beneficial interest)*   ..............................   $21.80
                                                           =============
Net Asset Value, offering price and redemption price
  per share of Class C shares ($10,746,753 [divided by]
  473,002 shares of beneficial interest) ...............   $22.72
                                                           =============
Net Asset Value and offering price per share of Class
  D shares ($27,528,190 [divided by] 1,265,314 shares of
  beneficial interest)*   ..............................   $21.76
                                                           =============

-------------------------------------
*Redemption price per share for Class B and Class D is equal to net asset value less any applicable contingent deferred sales charge.


-------------------------------------
 STATEMENT OF OPERATIONS
-------------------------------------
 For the year ended June 30, 1997

Investment Income

Dividends, net of foreign taxes of $20,985 ...............   $   407,643
Interest  ................................................       459,027
                                                             ------------
                                                                 866,670
Expenses

Management fee (Note 2)  .................................       940,108
Transfer agent and shareholder services (Note 2)    ......       226,295
Service fee--Class A (Note 5)  ...........................       142,417
Distribution and service fees--Class B (Note 5)  .........       421,036
Distribution and service fees--Class D (Note 5)  .........       170,898
Custodian fee   ..........................................       128,281
Registration fees  .......................................        75,418
Reports to shareholders  .................................        41,085
Audit fee    .............................................        26,983
Trustees' fees (Note 2)  .................................        14,061
Miscellaneous   ..........................................         8,126
                                                             ------------
                                                               2,194,708
Expenses borne by the Distributor (Note 3)    ............        (3,933)
                                                             ------------
                                                               2,190,775
                                                             ------------
Net investment loss   ....................................    (1,324,105)
                                                             ------------
Realized and Unrealized Gain (Loss) on Investments

Net realized gain on investments (Notes 1 and 4)    ......    12,486,164
Net realized loss on foreign currency   ..................       (27,759)
                                                             ------------
 Total net realized gain    ..............................    12,458,405
Net unrealized appreciation of investments    ............    13,310,514
                                                             ------------
Net gain on investments  .................................    25,768,919
                                                             ------------
Net increase in net assets resulting from operations   .     $24,444,814
                                                             ============


The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH GLOBAL RESOURCES FUND
-------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------


                                           Year ended June 30
                                   -----------------------------------
                                        1997               1996
----------------------------------------------------------------------
Increase (Decrease) in Net Assets

Operations:
Net investment loss    .........    $  (1,324,105)      $  (679,747)
Net realized gain on
  investments    ...............       12,458,405         4,871,429
Net unrealized appreciation of
  investments    ...............       13,310,514        11,106,956
                                    -------------       -----------
Net increase resulting from
  operations  ..................       24,444,814        15,298,638
                                    -------------       -----------
Distribution from net realized
 gains:
 Class A   .....................       (1,857,796)              --
 Class B   .....................       (1,170,575)              --
 Class C   .....................         (352,673)              --
 Class D   .....................         (581,660)              --
                                    -------------       -----------
                                       (3,962,704)              --
                                    -------------       -----------
Net increase from fund share
  transactions (Note 7)   ......      121,964,798           900,350
                                    -------------       -----------
Total increase in net assets          142,446,908        16,198,988

Net Assets

Beginning of year   ............       54,557,976        38,358,988
                                    -------------       -----------
End of year   ..................    $ 197,004,884       $54,557,976
                                    =============       ===========


-------------------------------------
 NOTES TO FINANCIAL STATEMENTS
-------------------------------------
 June 30, 1997

Note 1
State Street Research Global Resources Fund (the "Fund"), is a series of State Street Research Equity Trust (the "Trust"), which was organized as a Massachusetts business trust in March, 1986 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations in March, 1990. The Trust presently consists of four separate funds: State Street Research Global Resources Fund, State Street Research Capital Appreciation Fund, State Street Research Equity Income Fund and State Street Research Equity Investment Fund.

The investment objective of the Fund is to provide long-term growth of capital. In seeking to achieve its investment objective, the Fund invests primarily in equity securities of domestic and foreign companies in the energy and natural resources industries.

The Fund offers four classes of shares. Class A shares are subject to an initial sales charge of up to 4.50% and an annual service fee of 0.25% of average daily net assets. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase and pay annual distribution and service fees of 1.00%. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after the issuance of the Class B shares. Class C shares are only offered to certain employee benefit plans and large institutions. No sales charge is imposed at the time of purchase or redemption of Class C shares. Class C shares do not pay any distribution or service fees. Class D shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class D shares also pay annual distribution and service fees of 1.00%. The Fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the Plan of Distribution, relating specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. Investment Valuation

Values for listed securities reflect final sales on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system are valued at closing prices supplied through such system. In the absence of recorded sales and for those over-the-counter securities not quoted on the NASDAQ system, valuations are at the mean of the closing bid and asked quotations. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Gains and losses that arise from changes in exchange rates are not segregated from gains and losses that arise from changes in market prices of investments. Short-term securities maturing within sixty days are valued at amortized cost. Other securities, if any, are valued at their fair value as determined in accordance with established methods consistently applied.


The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH GLOBAL RESOURCES FUND
--------------------------------------------------------------------------------


NOTES (cont'd)
--------------------------------------------------------------------------------

B. Security Transactions

Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered.

C. Net Investment Income

Investment income is accrued daily as earned. Dividend income is accrued on the ex-dividend date. The Fund is charged for expenses directly attributable to it, while indirect expenses are allocated among all funds in the Trust.

D. Dividends

Dividends from net investment income, if any, are declared and paid or reinvested semiannually. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations.

Income dividends and capital gains distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

E. Federal Income Taxes

No provision for Federal income taxes is necessary because the Fund has elected to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods.

F. Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Note 2

The Trust and State Street Research & Management Company (the "Adviser"), an indirect wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.75% of the Fund's average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended June 30, 1997, the fees pursuant to such agreement amounted to $940,108.

State Street Research Shareholder Services, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly owned subsidiary of Metropolitan, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. In addition, Metropolitan receives a fee for maintenance of the accounts of certain shareholders who are participants in sponsored arrangements, employee benefit plans and similar programs or plans, through or under which shares of the Fund may be purchased. During the year ended June 30, 1997, the amount of such shareholder servicing and account maintenance expenses was $112,253.

The fees of the Trustees not currently affiliated with the Adviser amounted to $14,061 during the year ended June 30, 1997.


Note 3

The Distributor and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to the Fund. During the year ended June 30, 1997, the amount of such expenses assumed by the Distributor and its affiliates was $3,933.


Note 4

For the year ended June 30, 1997, purchases and sales of securities, exclusive of short-term obligations, aggregated $172,476,754 and $61,225,861, respectively.


Note 5

The Trust has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940, as amended. Under the Plan, the Fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B and Class D shares. In addition, the Fund pays annual distribution fees of 0.75% of average daily net assets for Class B and Class D shares. The Distributor uses such payments for personal services and/or the maintenance or servicing of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended June 30, 1997, fees pursuant to such plan amounted to $142,417, $421,036 and $170,898 for Class A, Class B and Class D shares, respectively.

The Fund has been informed that the Distributor and MetLife Securities, Inc., a wholly owned subsidiary of Metropolitan, earned initial sales charges aggregating $169,805 and $114,790, respectively, on sales of Class A shares of the Fund during the year ended June 30, 1997, and that MetLife Securities, Inc. earned commissions aggregating $217,475 on sales of Class B shares, and that the Distributor collected contingent deferred sales charges of $109,834 and $33,827 on redemptions of Class B and Class D shares, respectively, during the same period.


Note 6

Under normal market conditions the Fund invests not less than 65% of its total assets in equity securities of domestic and foreign companies in the energy and natural resources industries. Also, the Fund may invest up to 35% of its total assets in the securities of issuers in industries that are not related to the energy or natural resources industries. Accordingly, the Fund's investments will fluctuate in response to a variety of economic, political and other factors peculiar to the energy industries and may fluctuate more widely than a portfolio that invests in a broader range of industries.

STATE STREET RESEARCH GLOBAL RESOURCES FUND
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Note 7

The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share. At June 30, 1997, the Distributor owned one Class A share of the Fund.

Share transactions were as follows:



                                                                                Year ended June 30
                                                    -----------------------------------------------------------------------
                                                                    1997                                1996
                                                    ------------------------------------   --------------------------------
Class A                                                  Shares              Amount           Shares              Amount
---------------------------------------------------------------------------------------------------------------------------
Shares sold  ....................................       3,660,723       $ 77,832,076           723,940       $ 10,571,034
Issued upon reinvestment of distribution from net
  realized gains   ..............................          82,889          1,767,355                --                 --
Shares repurchased    ...........................      (1,943,823)       (40,902,436)       (1,062,091)       (14,571,296)
                                                     ------------       ------------      ------------       ------------
Net increase (decrease)  ........................       1,799,789       $ 38,696,995          (338,151)      $ (4,000,262)
                                                     ============       ============      ============       ============
Class B                                                  Shares           Amount              Shares           Amount
---------------------------------------------------------------------------------------------------------------------------
Shares sold  ....................................       3,312,555       $ 69,477,881           438,451       $  6,509,210
Issued upon reinvestment of distribution from net
  realized gains   ..............................          51,654          1,077,181                --                 --
Shares repurchased    ...........................        (502,773)       (10,470,845)         (273,265)        (3,881,920)
                                                     ------------       ------------      ------------       ------------
Net increase    .................................       2,861,436       $ 60,084,217           165,186       $  2,627,290
                                                     ============       ============      ============       ============
Class C                                                  Shares            Amount             Shares            Amount
---------------------------------------------------------------------------------------------------------------------------
Shares sold  ....................................         736,188       $ 15,558,855           354,475       $  5,359,929
Issued upon reinvestment of distribution from net
  realized gains   ..............................          14,897            321,658                --                 --
Shares repurchased    ...........................        (597,301)       (12,708,131)         (303,110)        (4,509,482)
                                                     ------------       ------------      ------------       ------------
Net increase    .................................         153,784       $  3,172,382            51,365       $    850,447
                                                     ============       ============      ============       ============
Class D                                                  Shares           Amount              Shares           Amount
---------------------------------------------------------------------------------------------------------------------------
Shares sold  ....................................       1,676,809       $ 34,986,489           210,219       $  2,813,802
Issued upon reinvestment of distribution from net
  realized gains   ..............................          25,665            534,412                --                 --
Shares repurchased    ...........................        (738,597)       (15,509,697)         (104,262)        (1,390,927)
                                                     ------------       ------------      ------------       ------------
Net increase    .................................         963,877       $ 20,011,204           105,957       $  1,422,875
                                                     ============       ============      ============       ============

STATE STREET RESEARCH GLOBAL RESOURCES FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share outstanding throughout each year:

                                                                                              Class A
                                                                  ---------------------------------------------------------------
                                                                                        Year ended June 30
                                                                  ---------------------------------------------------------------
                                                                    1997**      1996**      1995**        1994**         1993
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                $  17.44    $  12.16    $  11.84     $    13.51     $   8.02
                                                                  ----------  ----------  ----------   -----------    ----------
Net investment loss*                                                 (0.15)      (0.20)      (0.16)         (0.17)       (0.13)
Net realized and unrealized gain (loss) on investments                5.86        5.48        0.48          (1.50)        5.62
                                                                  ----------  ----------  ----------   -----------    ----------
 Total from investment operations                                     5.71        5.28        0.32          (1.67)        5.49
                                                                  ----------  ----------  ----------   -----------    ----------
Distribution from net realized gains                                 (0.76)         --          --             --           --
                                                                  ----------  ----------  ----------   -----------    ----------
 Total distributions                                                 (0.76)         --          --             --           --
                                                                  ----------  ----------  ----------   -----------    ----------
Net asset value, end of year                                      $  22.39    $  17.44    $  12.16     $    11.84     $  13.51
                                                                  ==========  ==========  ==========   ===========    ==========
Total return                                                         32.96%[dag] 43.42%[dag]  2.70%[dag]   (12.36)%[dag] 68.45%[dag]
Net assets at end of year (000s)                                  $ 80,029    $ 30,943    $ 25,692     $   30,679     $ 33,513
Ratio of operating expenses to average net assets*                    1.42%       1.75%       1.75%          1.75%        1.75%
Ratio of net investment loss to average net assets*                  (0.73)%     (1.47)%     (1.41)%        (1.46)%      (1.44)%
Portfolio turnover rate                                              51.67%      92.33%      62.94%         30.98%       61.00%
Average commission rate@                                          $ 0.0233    $ 0.0237          --             --           --
*Reflects voluntary assumption of fees or expenses per share in
 each year (Note 3).                                              $   0.00    $   0.05    $   0.09     $     0.11     $   0.03

                                                                       Class B
                                                         -----------------------------------
                                                                 Year ended June 30
                                                         -----------------------------------
                                                           1997**      1996**      1995**         1994**          1993***
--------------------------------------------------------------------------------------------  --------------- ------------
Net asset value, beginning of year                       $  17.12    $   12.03   $   11.78    $     13.51     $    12.99
                                                         ----------  ----------- -----------  ------------    -----------
Net investment loss*                                        (0.30)       (0.30)      (0.23)         (0.23)          (0.02)
Net realized and unrealized gain (loss) on investments       5.74         5.39        0.48          (1.50)           0.54
                                                         ----------  ----------- -----------  ------------    -----------
 Total from investment operations                            5.44         5.09        0.25          (1.73)           0.52
                                                         ----------  ----------- -----------  ------------    -----------
Distribution from net realized gains                        (0.76)          --          --             --             --
                                                         ----------  ----------- -----------  ------------    -----------
 Total distributions                                        (0.76)          --          --             --             --
                                                         ----------  ----------- -----------  ------------    -----------
Net asset value, end of year                             $  21.80    $   17.12   $   12.03    $     11.78     $     13.51
                                                         ==========  =========== ===========  ============    ===========
Total return                                                31.98%[dag]  42.31%[dag]  2.12%[dag]   (12.81)%[dag]     4.00%++
Net assets at end of year (000s)                         $ 78,701    $  12,828   $   7,030    $     6,333      $    1,048
Ratio of operating expenses to average net assets*           2.17%        2.50%       2.33%          2.25%           2.25%[dbldag]
Ratio of net investment loss to average net assets*         (1.47)%      (2.20)%     (1.98)%        (1.93)%         (1.98)%[dbldag]
Portfolio turnover rate                                     51.67%       92.33%      62.94%         30.98%          61.00%
Average commission rate@                                 $ 0.0233    $  0.0237          --             --             --
*Reflects voluntary assumption of fees or expenses per
share in each year (Note 3).                             $   0.00    $    0.04   $    0.09    $      0.14       $    0.00

--------------------------------------------------------------------------------
** Per-share figures have been calculated using the average shares method.

***  June 1, 1993 (commencement of share class designations) to June 30, 1993.

[dbldag]  Annualized.

[dag]Total return figures do not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

++ Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

@ Average commission rate per share paid for security trades beginning with the fiscal year ended June 30, 1996.

STATE STREET RESEARCH GLOBAL RESOURCES FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                                                                Class C
                                                                  ----------------------------------
                                                                          Year ended June 30
                                                                  ----------------------------------
                                                                    1997**      1996**      1995**
----------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                $   17.64   $   12.27   $   11.90
                                                                  ----------- ----------- ----------
Net investment loss*                                                  (0.10)      (0.17)      (0.11)
Net realized and unrealized gain (loss) on investments                 5.94        5.54        0.48
                                                                  ----------- ----------- ----------
 Total from investment operations                                      5.84        5.37        0.37
                                                                  ----------- ----------- ----------
Distribution from net realized gains                                  (0.76)         --          --
                                                                  ----------- ----------- ----------
 Total distributions                                                  (0.76)         --          --
                                                                  ----------- ----------- ----------
Net asset value, end of year                                      $   22.72   $   17.64   $   12.27
                                                                  =========== =========== ==========
Total return                                                          33.33%[dag] 43.77%[dag]  3.11%[dag]
Net assets at end of year (000s)                                  $  10,747   $   5,632   $   3,288
Ratio of operating expenses to average net assets*                     1.17%       1.50%       1.33%
Ratio of net investment loss to average net assets*                   (0.48)%     (1.20)%     (1.01)%
Portfolio turnover rate                                               51.67%      92.33%      62.94%
Average commission rate@                                          $  0.0233   $  0.0237          --
*Reflects voluntary assumption of fees or expenses per share in
each year (Note 3).                                               $    0.00   $    0.05   $    0.08


                                                                     1994**           1993***
---------------------------------------------------------------------------------------------
Net asset value, beginning of year                                  $ 13.52           $12.99
                                                                    --------          -------
Net investment loss*                                                  (0.15)           (0.00)
Net realized and unrealized gain (loss) on investments                (1.47)            0.53
                                                                    --------          -------
 Total from investment operations                                     (1.62)            0.53
                                                                    --------          -------
Distribution from net realized gains                                     --               --
                                                                    --------          -------
 Total distributions                                                     --               --
                                                                    --------          -------
Net asset value, end of year                                        $ 11.90           $ 13.52
                                                                    ========          =======
Total return                                                         (11.98)%[dag]       4.08%++
Net assets at end of year (000s)                                    $   960           $   146
Ratio of operating expenses to average net assets*                     1.25%             1.25%[dbldag]
Ratio of net investment loss to average net assets*                   (0.95)%           (1.05)%[dbldag]
Portfolio turnover rate                                               30.98%            61.00%
Average commission rate@                                                 --                --
*Reflects voluntary assumption of fees or expenses per share in
each year (Note 3).                                                 $  0.16           $  0.00


                                                                                Class D
                                                                  -----------------------------------
                                                                          Year ended June 30
                                                                  -----------------------------------
                                                                    1997**      1996**      1995**
                                                                  ----------- ----------- -----------
Net asset value, beginning of year                                $ 17.10       $12.02      $11.77
                                                                  ---------     --------    --------
Net investment loss*                                                (0.30)       (0.30)      (0.23)
Net realized and unrealized gain (loss) on investments               5.72         5.38        0.48
                                                                  ---------     --------    --------
 Total from investment operations                                    5.42         5.08        0.25
                                                                  ---------     --------    --------
Distribution from net realized gains                                (0.76)          --          --
                                                                  ---------     --------    --------
 Total distributions                                                (0.76)          --          --
                                                                  ---------     --------    --------
Net asset value, end of year                                      $ 21.76       $17.10      $12.02
                                                                  =========     ========    ========
Total return                                                        31.90%[dag]  42.26%[dag]  2.12%[dag]
Net assets at end of year (000s)                                  $27,528       $5,154      $2,350
Ratio of operating expenses to average net assets*                   2.17%        2.50%       2.33%
Ratio of net investment loss to average net assets*                 (1.45)%      (2.20)%     (1.99)%
Portfolio turnover rate                                             51.67%       92.33%      62.94%
Average commission rate@                                          $0.0233      $0.0237          --
*Reflects voluntary assumption of fees or expenses per share in
each year (Note 3).                                               $  0.00      $  0.05      $ 0.09



                                                                    1994**          1993***
                                                                  ----------       --------
Net asset value, beginning of year                                $ 13.51           $12.99
                                                                  --------          -------
Net investment loss*                                                (0.23)           (0.02)
Net realized and unrealized gain (loss) on investments              (1.51)            0.54
                                                                  --------          -------
 Total from investment operations                                   (1.74)            0.52
                                                                  --------          -------
Distribution from net realized gains                                   --               --
                                                                  --------          -------
 Total distributions                                                   --               --
                                                                  --------          -------
Net asset value, end of year                                      $ 11.77           $13.51
                                                                  ========          =======
Total return                                                       (12.88)%[dag]      4.00%++
Net assets at end of year (000s)                                  $ 1,931           $  588
Ratio of operating expenses to average net assets*                   2.25%            2.25%[dbldag]
Ratio of net investment loss to average net assets*                 (1.94)%          (2.00)%[dbldag]
Portfolio turnover rate                                             30.98%           61.00%
Average commission rate@                                               --               --
*Reflects voluntary assumption of fees or expenses per share in
each year (Note 3).                                               $  0.13           $ 0.00

--------------------------------------------------------------------------------

** Per-share figures have been calculated using the average shares method.

***  June 1, 1993 (commencement of share class designations) to June 30, 1993.

[dbldag]  Annualized.

[dag]Total return figures do not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

++ Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

@ Average commission rate per share paid for security trades beginning with the fiscal year ended June 30, 1996.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees of State Street Research
Equity Trust and the Shareholders of
State Street Research Global Resources Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Street Research Global Resources Fund (a series of State Street Research Equity Trust, hereafter referred to as the "Trust") at June 30, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.



Price Waterhouse LLP
Boston, Massachusetts
August 8, 1997

STATE STREET RESEARCH GLOBAL RESOURCES FUND
--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
--------------------------------------------------------------------------------

Global Resources Fund was among the top performers in its category for the year ended June 30, 1997. The Fund's total return was +32.96%, double the average of the 42 natural resources fund classes tracked by Lipper Analytical Services. Rising oil and gas prices, increased output among exploration and production companies, and an emphasis on smaller capitalization stocks all contributed to the Fund's successful year.

Portfolio strategy changed little over the period. Approximately 70% of the portfolio was held in energy exploration and production stocks, of which 24% was oil service stocks. Oil service stocks have substantially outperformed the broader exploration and production indices year-to-date. The Fund held a 13% position in metals and mining shares at year-end.

Industry consolidations continued to be prevalent in the natural resources sector. The portfolio benefited from consolidations among two of its mid-cap holdings, CS Resources and Dreco Energy Services. Two of last year's top-ten holdings, Nowsco and Global Natural Resources, were also subjects of takeover.

Less positively, Abacan Resources lost nearly two-thirds of its value, as their key oil field in Nigeria experienced a sudden short-term decline in production. Abacan had been a top-ten holding.

June 30, 1997


The Standard & Poor's 500 Composite Index (S&P 500) includes 500 widely traded common stocks and is a commonly used measure of U.S. stock market performance. The index is unmanaged and does not take sales charges into consideration. Direct investment in the index is not possible; results are for illustrative purposes only. All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends. Performance for a class includes periods prior to the adoption of class designations in 1993, which resulted in new or increased 12b-1 fees of up to 1% per class thereafter and which will reduce subsequent performance. Performance reflects maximum 4.5% "A" share front-end sales charge or 5% "B" share or 1% "D" share contingent deferred sales charges. "C" shares, offered without a sales charge, are available only to certain employee benefit plans and large institutions. Performance results for the Fund are increased by the Distributor's voluntary reduction of Fund fees and expenses; without subsidization, performance would have been lower.



                      Change in Value of $10,000 Based on
                    the S&P 500 Compared to Change in Value
                        of $10,000 Invested in the Fund



         Class A Shares
    Average Annual Total Return
1 Year       5 Years    Life of Fund
26.98%       22.52%        8.88%

 3/2/90         95        10000
6/30/90       8982        10901
6/30/91        734        11704
6/30/92        645        13271
6/30/93      10873        15076
6/30/94        952        15287
6/30/95        978        19267
6/30/96      14036        24272
6/30/97      18662        32689

         Class B Shares
    Average Annual Total Return
1 Year       5 Years    Life of Fund
26.98%       22.84%        9.17%

 3/2/90      10000        10000
6/30/90       9405        10901
6/30/91       7686        11704
6/30/92       6759        13271
6/30/93      11385        15076
6/30/94       9927        15287
6/30/95      10138        19267
6/30/96      14427        24272
6/30/97      19042        32689

         Class C Shares
    Average Annual Total Return
1 Year       5 Years    Life of Fund
33.33%       24.01%        9.77%

 3/2/90      10000        10000
6/30/90       9405        10901
6/30/91       7686        11704
6/30/92       6759        13271
6/30/93      11394        15076
6/30/94      10028        15287
6/30/95      10340        19267
6/30/96      14866        24272
6/30/97      19820        32689

         Class D Shares
    Average Annual Total Return
1 Year       5 Years    Life of Fund
30.90%       22.97%        9.15%

 3/2/90      10000        10000
6/30/90       9405        10901
6/30/91       7686        11704
6/30/92       6759        13271
6/30/93      11385        15076
6/30/94       9919        15287
6/30/95      10130        19267
6/30/96      14411        24272
6/30/97      19008        32689


_____ Global Resources Fund      - - - - S&P 500



STATE STREET RESEARCH GLOBAL RESOURCES FUND

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------
December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------
                                                                       VALUE
                                                          SHARES      (NOTE 1)
--------------------------------------------------------------------------------

EQUITY SECURITIES 84.4%
BASIC INDUSTRIES 13.9%
CHEMICAL 0.4%
Agrium Inc. ......................................        70,000   $    853,125
                                                                   ------------
MACHINERY 0.6%
US Filter Corp.* .................................        50,000      1,496,875
                                                                   ------------
METAL & MINING 9.9%
Aber Resources Ltd.* .............................        75,100        769,775
Ashanti Goldfields Co. Ltd. GDR ..................       200,000      1,500,000
Battle Mountain Gold Co. .........................       200,000      1,175,000
Boliden Ltd.* ....................................       200,000        510,829
Cameco Corp. .....................................        40,000      1,290,000
Canyon Resources Corp.* ..........................       500,000        500,000
Corriente Resources Inc.* ........................       323,200        386,741
Crown Resources Corp.* ...........................       120,000        502,500
Delta Gold NL* ...................................       750,000        789,921
Denison Mines Ltd.* ..............................     1,500,000        388,370
Great Central Mines Ltd.* ........................       400,000        430,155
Homestake Mining Co. .............................        80,000        710,000
Impala Platinum Holdings ADR* ....................        50,000        477,770
Menzies Gold NL* .................................     1,000,000        117,315
Nevsun Resources Ltd.* ...........................       350,000        891,501
Newcrest Mining Ltd.* ............................       500,000        544,211
Newmont Mining Corp. .............................        20,000        587,500
Normandy Mining Ltd.* ............................     1,271,739      1,234,995
Orogen Minerals Ltd.* ............................       625,000      1,222,031
Pan African Resources Corp.* .....................       287,400         16,089
Pangea Goldfields Inc.* ..........................       100,000        118,960
Placer Dome Inc. .................................        75,000        951,562
Randgold Resources Inc. GDR*+ ....................        55,000        275,000
Romarco Minerals Inc.* ...........................       300,000        640,286
South Pacific Resources Inc.* ....................       500,000         97,967
Southernera Resources Ltd.* ......................       202,400      2,025,346
Southwestern Gold Corp.* .........................       300,000        997,166
Stillwater Mining Co.* ...........................        70,000      1,172,500
Sutton Resources Ltd.* ...........................       200,000      1,300,000
Tombstone Exploration Co. Ltd.* ..................       350,000         93,069
Trillion Resources Ltd.* .........................       200,000        334,488
Vaal Reefs Exploration & Mining Ltd. ADR .........       200,000        768,750
Valerie Gold Resources Ltd.* .....................       300,000        254,015
Viceroy Resource Corp.* ..........................       500,000        927,189
X-Cal Resources Ltd.* ............................     1,000,000        559,812
                                                                   ------------
                                                                     24,560,813
                                                                   ------------
RAILROAD 3.0%
Mosvold Shipping Ltd.(+) .........................     2,000,000      2,707,899
Mosvold Shipping Ltd.+ ...........................       200,000        258,848
OMI Corp. ........................................       494,900      4,546,894
                                                                   ------------
                                                                      7,513,641
                                                                   ------------
Total Basic Industries .........................................     34,424,454
                                                                   ------------
ENERGY 65.7%
OIL 63.4%
3DX Technologies Inc.* ...........................       100,000        400,000
Abacan Resource Corp.* ...........................       793,000      1,239,063
Apache Corp. .....................................        25,025        877,439
Arakis Energy Corp.* .............................     1,000,000      2,062,500
Barrett Resources Corp.* .........................       125,000      3,781,250
Barrington Petroleum Ltd.*+ ......................       313,900      1,010,420
Basin Exploration Inc.* ..........................       200,000      3,550,000
Benton Oil & Gas Co.* ............................        57,800        747,788
Brigham Exploration Co.* .........................        68,800      1,006,200
Cabot Oil & Gas Corp. Cl. A ......................       146,400      2,845,650
Callon Petroleum Co.* ............................        95,500      1,554,859
Canadian 88 Energy Corp.* ........................       969,500      2,883,297
Canadian Conquest Exploration Inc.* ..............       165,000        121,234
Clayton Williams Energy Inc.* ....................        17,530        262,950
COHO Energy Inc.* ................................        89,400        815,775
Crystal Oil Co.* .................................        41,600      1,820,000
Cultus Petroleum NL* .............................       500,000        857,051
EEX Corp. ........................................       219,200      1,986,500
Elk Point Resources Inc. Cl. A* ..................       300,000      1,563,976
Forcenergy Inc.* .................................       123,200      3,226,300
Forest Oil Corp.* ................................       174,300      2,875,950
FX Energy Inc.* ..................................       100,000        650,000
Gulfstream Resources Canada Ltd. .................       347,000      1,651,167
Interoil Corp.* ..................................       156,500      1,330,250
KCS Energy Inc. ..................................       540,000     11,205,000
Kelley Oil & Gas Corp.* ..........................       400,000        875,000
Maxx Petroleum Ltd.* .............................     1,203,900      1,558,528
Meridian Resource Corp.* .........................       281,700      2,693,756
Merit Energy Ltd.* ...............................        49,000        152,584
Morrison Middlefield Ltd. ........................       240,000      1,763,409
New Cache Petroleum Ltd.* ........................        80,000        363,878
Novus Petroleum Ltd.* ............................       222,900        581,100
Nuevo Energy Co.* ................................       189,000      7,701,750
Ocean Energy Inc.* ...............................       143,900      7,096,069
Oil Search Ltd.* .................................     1,604,300      2,900,501
Oxbow Exploration Inc.+ ..........................       400,000        302,747
Patina Oil & Gas Corp.* ..........................        94,700        728,006
Pease Oil & Gas Co.* .............................       200,000        375,000
Pease Oil & Gas Co.*(+) ..........................        87,500        129,199
Pendaries Petroleum Ltd.* ........................       167,000      1,314,685
Plains Resources Inc.* ...........................       250,000      4,296,875
Post Energy Corp.* ...............................       400,000        895,700
Probe Exploration Inc.*(+) .......................     1,500,000      4,775,900
Purcell Energy Ltd.* .............................       229,000        208,320
Ranger Oil Ltd.* .................................     1,784,200     12,266,375
Santa Fe Energy Resources Inc. ...................       195,900      2,203,875
Seagull Energy Corp.* ............................       608,600     12,552,375
Seven Seas Petroleum Inc.* .......................       399,600      6,873,120
Snyder Oil Corp. .................................       156,600      2,857,950
Southern Mineral Corp.* ..........................       213,500      1,174,250
Southwestern Energy Co. ..........................       296,300      3,814,862
St. Mary Land & Exploration Co. ..................        58,400      2,044,000
Stone Energy Corp.* ..............................       100,000      3,350,000
Tap Oil NL* ......................................     1,500,000      1,740,172
Tarragon Oil & Gas Ltd.* .........................       250,052      1,959,751
Thunder Energy Inc.* .............................       300,000        457,647
Tipperary Corp.* .................................       100,000        406,250
Titan Exploration Inc.* ..........................       446,723      4,243,868
Tom Brown, Inc.* .................................       150,000      2,887,500
Ulster Petroleum Ltd.* ...........................       452,300      4,367,755
United Meridian Corp.* ...........................       131,200      3,690,000
Vermilion Resources Ltd.* ........................       200,000      1,154,613
Virginia Gold Mines Inc.* ........................       300,000        367,377
Wolverine Energy Corp.* ..........................       165,000        136,244
                                                                   ------------
                                                                    157,585,610
                                                                   ------------

OIL SERVICE 2.3%
Daniel Industries Inc. ...........................        93,200      1,794,100
Dreco Energy Services Ltd.* ......................        33,530      1,130,923
TMBR/Sharp Drilling Inc.* ........................       136,800      2,496,600
Willbros Group Inc.* .............................        29,100        436,500
                                                                   ------------
                                                                      5,858,123
                                                                   ------------
Total Energy .....................................                  163,443,733
                                                                   ------------
UTILITY 4.8%
NATURAL GAS 4.8%
Markwest Hydrocarbon Inc.* .......................        37,500        825,000
Questar Corp. ....................................        69,000      3,079,125
TransTexas Gas Corp.* ............................       442,000      6,547,125
Valero Refining Marketing Co. ....................        44,500      1,398,969
                                                                   ------------
                                                                     11,850,219
                                                                   ------------
Total Utility ....................................                   11,850,219
                                                                   ------------
Total Equity Securities (Cost $217,956,508) ......                  209,718,406
                                                                   ------------

--------------------------------------------------------------------------------
                                             PRINCIPAL     MATURITY
                                              AMOUNT        DATE
--------------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS 14.9%
American Express Credit Corp., 5.55% .... $ 1,000,000    1/02/1998    1,000,000
American Express Credit Corp., 5.85% ....  10,848,000    1/08/1998   10,848,000
Associates Corp. of North America, 5.95%   10,955,000    1/12/1998   10,955,000
Ford Motor Credit Co., 6.05% ............     726,000    1/05/1998      726,000
General Electric Capital Corp., 5.85% ...   4,349,000    1/05/1998    4,349,000
Household Finance Corp., 6.08% ..........   9,221,000    1/05/1998    9,221,000
                                                                   ------------
Total Short-Term Obligations (Cost $37,099,000) ..................   37,099,000
                                                                   ------------

REPURCHASE AGREEMENTS 0.2%
State Street Bank and Trust Co., dated 12/31/97,
  repurchase proceeds $601,142, collateralized by
  $610,000 U.S. Treasury Note, 5.875%, due
  8/31/99, market value $624,240 ........     601,000    1/02/1998      601,000
                                                                   ------------
Total Repurchase Agreements (Cost $601,000) ......................      601,000
                                                                   ------------
Total Investments (Cost $255,656,508) - 99.5% ....................  247,418,406

Cash and Other Assets, Less Liabilities - 0.5% ...................    1,214,019
                                                                   ------------
Net Assets - 100.0% .............................................. $248,632,425
                                                                   ============

Federal Income Tax Information:

At December 31, 1997, the net unrealized depreciation of
  investments based on cost for Federal income tax purposes of
  $255,665,836 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost ...............  $ 23,932,116
Aggregate gross unrealized depreciation for all investments in
  which there is an excess of tax cost over value ...............   (32,179,546)
                                                                   ------------
                                                                   $ (8,247,430)
                                                                   ============

--------------------------------------------------------------------------------

*  Nonincome-producing securities.

    ADR and GDR stand for American Depositary Receipt and Global Depositary Receipt, respectively, representing ownership of foreign securities.

+ Security restricted in accordance with Rule 144A under the Securities Act of 1933, which allows for the resale of such securities among certain qualified institutional buyers. The total cost and market value of Rule 144A securities owned at December 31, 1997 were $2,965,560 and $1,847,015 (0.74%
    of net assets), respectively.

(+) Security restricted as to public resale. The total cost and market value of restricted securities owned at December 31, 1997 were $5,194,837 and $7,612,998 (3.06% of net assets), respectively.

    Diversification of Equity Securities at December 31, 1997 (as a percentage of net assets) was United States 60.4%, Canada 31.8%, Australia 4.4%, Norway 1.4%, Ghana 0.7%, Papua New Guinea 0.6%, South Africa 0.6%, and United Kingdom 0.1%.

Forward currency exchange contracts outstanding at December 31, 1997, are as follows:
                                                          UNREALIZED
                                             CONTRACT    APPRECIATION  DELIVERY
                          TOTAL VALUE         PRICE     (DEPRECIATION)   DATE
--------------------------------------------------------------------------------
Sell Australian dollars,
  Buy U.S. dollars ....   23,100,000 AUD    0.70620 AUD   $1,246,781   2/8/98
                                                          ==========


The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH GLOBAL RESOURCES FUND

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
December 31, 1997 (Unaudited)

ASSETS
Investments, at value (Cost $255,656,508) (Note 1) .........      $247,418,406
Cash .......................................................               666
Receivable for fund shares sold ............................         1,656,804
Receivable for open forward contracts ......................         1,246,781
Receivable for securities sold .............................         1,106,507
Dividends and interest receivable ..........................            76,961
Other assets ...............................................            19,140
                                                                  ------------
                                                                   251,525,265
LIABILITIES
Payable for fund shares redeemed ...........................         1,916,123
Payable for securities purchased ...........................           500,001
Accrued management fee (Note 2) ............................           165,060
Accrued distribution and service fees (Note 4) .............           144,644
Accrued transfer agent and shareholder services
  (Note 2) .................................................            43,320
Accrued trustees' fees (Note 2) ............................             6,200
Other accrued expenses .....................................           117,492
                                                                  ------------
                                                                     2,892,840
                                                                  ------------
NET ASSETS                                                         248,632,425
                                                                  ============
Net Assets consist of:
  Unrealized depreciation of investments ...................      $ (8,238,102)
  Unrealized appreciation of foreign currency and
    forward contracts ......................................         1,246,776
  Accumulated net realized gain ............................        11,218,369
  Paid-in capital ..........................................       244,405,382
                                                                  -------------
                                                                  $248,632,425
                                                                  ============
Net Asset Value and redemption price per share of Class A
  shares ($99,245,175 / 4,802,592 shares) ..................            $20.66
                                                                        ======
Maximum Offering Price per share of Class A shares
  ($20.66 / .955) ..........................................            $21.63
                                                                        ======
Net Asset Value and offering price per share of Class B
  shares ($98,849,153 / 4,947,710 shares)* .................            $19.98
                                                                        ======
Net Asset Value and offering price per share of Class C
  shares ($40,596,747 / 2,037,004 shares)* .................            $19.93
                                                                        ======
Net Asset Value, offering price and redemption price per
  share of Class S shares ($9,941,350 / 472,612 shares) ....            $21.03
                                                                        ======
- ------------------------------------------------------------------------------
*Redemption price per share for Class B and Class C is equal to net asset value less any applicable contingent deferred sales charge.


The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the six months ended December 31, 1997 (Unaudited)

INVESTMENT INCOME
Dividends, net of foreign taxes of $12,017 .................      $    318,330
Interest (Note 1) ..........................................           406,265
                                                                  ------------
                                                                       724,595
EXPENSES
Management fee (Note 2) ....................................           969,939
Transfer agent and shareholder services (Note 2) ...........           244,240
Service fee-Class A (Note 4) ...............................           129,939
Distribution and service fees-Class B (Note 4) .............           509,294
Distribution and service fees-Class C (Note 4) .............           200,389
Custodian fee ..............................................            77,454
Reports to shareholders ....................................            20,168
Registration fees ..........................................            54,074
Audit fee ..................................................            14,208
Trustees' fees (Note 2) ....................................            24,144
Legal fees .................................................             3,328
Miscellaneous ..............................................             3,963
                                                                    ----------
                                                                     2,251,140
                                                                  ------------
Net investment loss ........................................        (1,526,545)
                                                                  ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
 FOREIGN CURRENCY AND FORWARD CONTRACTS
Net realized gain on investments (Notes 1 and 3) ...........        30,685,882
Net realized loss on foreign currency and
  forward contracts (Note 1) ...............................           (16,201)
                                                                  ------------
    Total net realized gain ................................        30,669,681
                                                                  ------------
Net unrealized depreciation of investments .................       (35,651,879)
Net unrealized appreciation of foreign currency
  and forward contracts ....................................         1,246,776
                                                                  ------------
    Total net unrealized depreciation ......................       (34,405,103)
                                                                  ------------
Net loss on investments, foreign currency and
  forward contracts ........................................        (3,735,422)
                                                                   -----------
Net decrease in net assets resulting from operations .......      $ (5,261,967)
                                                                  ============

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH GLOBAL RESOURCES FUND

-------------------------------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------------------------------
                                                                                      SIX MONTHS ENDED
                                                                   YEAR ENDED        DECEMBER 31, 1997
                                                                  JUNE 30, 1997         (UNAUDITED)
-------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment loss ........................................      $ (1,324,105)        $ (1,526,545)
Net realized gain on investments, foreign currency and
  forward contracts ........................................        12,458,405           30,669,681
Net unrealized appreciation (depreciation) of investments,
  foreign currency and forward contracts ...................        13,310,514          (34,405,103)
                                                                  ------------         ------------
Net increase (decrease) resulting from operations ..........        24,444,814           (5,261,967)
                                                                  ------------         ------------
Distributions from net realized gains:
  Class A ..................................................        (1,857,796)          (9,934,031)
  Class B ..................................................        (1,170,575)         (10,104,519)
  Class C ..................................................          (581,660)          (3,893,807)
  Class S ..................................................          (352,673)          (1,118,082)
                                                                  ------------         ------------
                                                                    (3,962,704)         (25,050,439)
                                                                  ------------         ------------
Net increase from fund share transactions (Note 6) .........       121,964,798           81,939,947
                                                                  ------------         ------------
Total increase in net assets ...............................       142,446,908           51,627,541
NET ASSETS
Beginning of period ........................................        54,557,976          197,004,884
                                                                  ------------         ------------
End of period ..............................................      $197,004,884         $248,632,425
                                                                  ============         ============

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH GLOBAL RESOURCES FUND

- ------------------------------------------------------------------------------
Notes to Unaudited Financial Statements
- ------------------------------------------------------------------------------
December 31, 1997

NOTE 1

State Street Research Global Resources Fund (the "Fund"), is a series of State Street Research Equity Trust (the "Trust"), which was organized as a Massachusetts business trust in March, 1986 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust commenced operations in March, 1990. The Trust presently consists of three separate funds: State Street Research Global Resources Fund, State Street Research Alpha Fund and State Street Research Equity Investment Fund.

The investment objective of the Fund is to provide long-term growth of capital. In seeking to achieve its investment objective, the Fund invests primarily in equity securities of domestic and foreign companies in the energy and natural resources industries.

The Fund offers four classes of shares. Before November 1, 1997, Class C shares were designated Class D and Class S shares were designated Class C. Class A shares are subject to an initial sales charge of up to 4.50% and an annual service fee of 0.25% of average daily net assets. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase and pay annual distribution and service fees of 1.00%. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after the issuance of the Class B shares. Class C shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class C shares also pay annual distribution and service fees of 1.00%. Class S shares are only offered to certain retirement accounts, advisory accounts of State Street Research & Management Company (the "Adviser"), an indirect wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), and special programs. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any distribution or service fees. The Fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the Plan of Distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. INVESTMENT VALUATION
Values for listed securities reflect final sales on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system are valued at closing prices supplied through such system. In the absence of recorded sales and for those over-the-counter securities not quoted on the NASDAQ system, valuations are at the mean of the closing bid and asked quotations. Securities quoted in foreign currencies are translated into dollars at the current exchange rate. Gains and losses that arise from changes in exchange rates are not segregated from gains and losses that arise from changes in market prices of investments. Short-term securities maturing within sixty days are valued at amortized cost. Other securities, if any, are valued at their fair value as determined in accordance with established methods consistently applied.

B. SECURITY TRANSACTIONS
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered.

C. NET INVESTMENT INCOME
Interest income is accrued daily as earned. Dividend income is accrued on the ex-dividend date. The Fund is charged for expenses directly attributable to it, while indirect expenses are allocated among all funds in the Trust.

D. DIVIDENDS
Dividends from net investment income, if any, are declared and paid or reinvested semiannually. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations.

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

E. FEDERAL INCOME TAXES
No provision for Federal income taxes is necessary because the Fund has elected to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods.

F. FORWARD CONTRACTS AND FOREIGN CURRENCIES
The Fund enters into forward foreign currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain purchase and sale commitments denominated in foreign currencies. A forward foreign currency exchange contract is an obligation by the Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the origination date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The aggregate principal amount of forward currency exchange contracts is recorded in the Fund's accounts. All commitments are marked-to-market at the applicable transaction rates resulting in unrealized gains or losses. The Fund records realized gains or losses at the time the forward contracts are extinguished by entry into a closing contract or by delivery of the currency. Neither spot transactions nor forward currency exchange contracts eliminate fluctuations in the prices of the Fund's portfolio securities or in foreign exchange rates, or prevent loss if the price of these securities should decline.

G. ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

H. SECURITIES LENDING
The Fund may seek additional income by lending portfolio securities to qualified institutions. The Fund will receive cash or securities as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. If the borrower fails to return the securities and the value of the collateral has declined during the term of the loan, the Fund will bear the loss. At December 31, 1997, the value of the securities loaned and the value of collateral were $10,386,024 and $10,651,811, respectively.

NOTE 2

The Trust and the Adviser have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.75% of the Fund's average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the six months ended December 31, 1997, the fees pursuant to such agreement amounted to $969,939.

State Street Research Service Center, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly owned subsidiary of Metropolitan, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. In addition, Metropolitan receives a fee for maintenance of the accounts of certain shareholders who are participants in sponsored arrangements, employee benefit plans and similar programs or plans, through or under which shares of the Fund may be purchased. During the six months ended December 31, 1997, the amount of such shareholder servicing and account maintenance expenses was $84,672.

The fees of the Trustees not currently affiliated with the Adviser amounted to $24,144 during the six months ended December 31, 1997.

NOTE 3

For the six months ended December 31, 1997, purchases and sales of securities, exclusive of short-term obligations, aggregated $133,266,147 and $111,133,221, respectively.

NOTE 4

The Trust has adopted a Plan of Distribution pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940, as amended. Under the Plan, the Fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B and Class C shares. In addition, the Fund pays annual distribution fees of 0.75% of average daily net assets for Class B and Class C shares. The Distributor uses such payments for personal services and/or the maintenance or servicing of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the six months ended December 31, 1997, fees pursuant to such plan amounted to $129,939, $509,294 and $200,389 for Class A, Class B and Class C shares, respectively.

The Fund has been informed that the Distributor and MetLife Securities, Inc., a wholly owned subsidiary of Metropolitan, earned initial sales charges aggregating $89,281 and $59,572, respectively, on sales of Class A shares of the Fund during the six months ended December 31, 1997, and that MetLife Securities, Inc. earned commissions aggregating $166,335 on sales of Class B shares, and that the Distributor collected contingent deferred sales charges of $197,398 and $16,639 on redemptions of Class B and Class C shares, respectively, during the same period.

NOTE 5

Under normal market conditions the Fund invests not less than 65% of its total assets in equity securities of domestic and foreign companies in the energy and natural resources industries. Also, the Fund may invest up to 35% of its total assets in the securities of issuers in industries that are not related to the energy or natural resources industries. Accordingly, the Fund's investments will fluctuate in response to a variety of economic, political and other factors peculiar to the energy industries and may fluctuate more widely than a portfolio that invests in a broader range of industries.

NOTE 6

The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share.

                                                                              SIX MONTHS ENDED
                                             YEAR ENDED                      DECEMBER 31, 1997
                                           JUNE 30, 1997                        (UNAUDITED)
                                 ----------------------------------  ----------------------------------
Class A                                Shares            Amount            Shares            Amount
- -------------------------------------------------------------------------------------------------------
Shares sold ...................       3,660,723       $ 77,832,076        2,237,313       $ 57,340,076
Issued upon reinvestment of
  distributions from net
  realized gains ..............          82,889          1,767,355          408,880          9,169,116
Shares repurchased ............      (1,943,823)       (40,902,436)      (1,418,108)       (35,254,001)
                                     ----------       ------------       ----------       ------------
Net increase ..................       1,799,789       $ 38,696,995        1,228,085       $ 31,255,191
                                     ==========       ============       ==========       ============

CLASS B                                SHARES            AMOUNT            SHARES            AMOUNT
- -------------------------------------------------------------------------------------------------------
Shares sold ...................       3,312,555       $ 69,477,881        1,497,457       $ 36,510,883
Issued upon reinvestment of
  distributions from net
  realized gains ..............          51,654          1,077,181          437,810          9,510,796
Shares repurchased ............        (502,773)       (10,470,845)        (598,372)       (13,683,026)
                                     ----------       ------------       ----------       ------------
Net increase ..................       2,861,436       $ 60,084,217        1,336,895       $ 32,338,653
                                     ==========       ============       ==========       ============

CLASS C (FORMERLY CLASS D)             SHARES            AMOUNT            SHARES            AMOUNT
- ---------------------------------------------------------------------------------------------------------
Shares sold ...................       1,676,809       $ 34,986,489          944,743       $ 22,442,600
Issued upon reinvestment of
  distributions from net
  realized gains ..............          25,665            534,412          167,922          3,639,263
Shares repurchased ............        (738,597)       (15,509,697)        (340,975)        (7,785,353)
                                     ----------      -------------       ----------       ------------
Net increase ..................         963,877       $ 20,011,204          771,690       $ 18,296,510
                                     ==========       ============       ==========       ============

CLASS S (FORMERLY CLASS C)             SHARES            AMOUNT            SHARES            AMOUNT
- ---------------------------------------------------------------------------------------------------------
Shares sold ...................         736,188       $ 15,558,855          283,220       $  7,188,252
Issued upon reinvestment of
  distributions from net
  realized gains ..............          14,897            321,658           48,358          1,107,030
Shares repurchased ............        (597,301)       (12,708,131)        (331,968)        (8,245,689)
                                     ----------       ------------       ----------       ------------
Net increase (decrease) .......         153,784        $ 3,172,382             (390)      $     49,593
                                     ==========       ============       ==========       ============

STATE STREET RESEARCH GLOBAL RESOURCES FUND

- -------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
- -------------------------------------------------------------------------------------------------------------------

For a share outstanding throughout each period:
                                                                    CLASS A
                          -----------------------------------------------------------------------------------------
                                                  YEARS ENDED JUNE 30                             SIX MONTHS ENDED
                          --------------------------------------------------------------------    DECEMBER 31, 1997
                              1993        1994(1)       1995(1)       1996(1)       1997(1)        (UNAUDITED)(1)
- -------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD          8.02         13.51         11.84         12.16         17.44             22.39
                             -----         -----         -----         -----         -----             -----
  Net investment loss ($)*   (0.13)        (0.17)        (0.16)        (0.20)        (0.15)            (0.10)
  Net realized and
    unrealized gain
    (loss) on investments,
    foreign currency and
    forward contracts ($)     5.62         (1.50)         0.48          5.48          5.86              0.71
                             -----         -----         -----         -----         -----              -----
TOTAL FROM INVESTMENT
 OPERATIONS ($)               5.49         (1.67)         0.32          5.28          5.71              0.61
                             -----         -----         -----         -----         -----              -----
  Distributions from net
   realized gains ($)          --            --            --            --          (0.76)            (2.34)
                             -----         -----         -----         -----         -----             -----
TOTAL DISTRIBUTIONS ($)        --            --            --            --          (0.76)            (2.34)
                             -----         -----         -----         -----         -----             -----
NET ASSET VALUE, END OF
 PERIOD ($)                  13.51         11.84         12.16         17.44         22.39             20.66
                             =====         =====         =====         =====         =====             =====
Total return(3)(%)           68.45        (12.36)         2.70         43.42         32.96              2.07
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of
 period ($ thousands)       33,513        30,679        25,692        30,943        80,029            99,245
Ratio of operating
 expenses to average
 net assets (%)*              1.75          1.75          1.75          1.75          1.42              1.34
Ratio of net investment
  loss to average net
  assets (%)*                (1.44)        (1.46)        (1.41)        (1.47)        (0.73)            (0.78)
Portfolio turnover rate (%)  61.00         30.98         62.94         92.33         51.67             46.87
Average commission
 rate (6) ($)                  --            --            --         0.0237        0.0233            0.0215
*Reflects voluntary
  assumption of fees or
  expenses per share in
  each period ($)             0.03          0.11          0.09          0.05          0.00              --

                                                                    CLASS B
                          -------------------------------------------------------------------------------------------
                                                  YEARS ENDED JUNE 30                             SIX MONTHS ENDED
                          --------------------------------------------------------------------    DECEMBER 31, 1997
                            1993(2)       1994(1)       1995(1)       1996(1)       1997(1)        (UNAUDITED)(1)
- ---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD ($)    12.99         13.51         11.78         12.03         17.12             21.80
                             -----         -----         -----         -----         -----             -----
  Net investment loss($)*    (0.02)        (0.23)        (0.23)        (0.30)        (0.30)            (0.19)

  Net realized and
    unrealized gain
    (loss) on investments,
    foreign currency and
    forward contracts ($)     0.54         (1.50)         0.48          5.39          5.74              0.71
                             -----         -----         -----         -----         -----             -----
TOTAL FROM INVESTMENT
  OPERATIONS ($)              0.52         (1.73)         0.25          5.09          5.44              0.52
                             -----         -----         -----         -----         -----             -----
  Distributions from net
    realized gains ($)         --            --            --            --         (0.76)             (2.34)
                             -----         -----         -----         -----         -----             -----
TOTAL DISTRIBUTIONS ($)        --            --            --            --         (0.76)             (2.34)
                             -----         -----         -----         -----         -----             -----
NET ASSET VALUE, END OF
  PERIOD ($)                 13.51         11.78         12.03         17.12         21.80             19.98
                             =====         =====         =====         =====         =====             =====
Total return(3) (%)           4.00(4)     (12.81)         2.12         42.31         31.98              1.71(4)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of
  period ($ thousands)       1,048         6,333         7,030        12,828        78,701            98,849
Ratio of operating
  expenses to average
  net assets (%)*             2.25(5)       2.25          2.33          2.50          2.17              2.09(5)
Ratio of net investment
  loss to average net
  assets (%)*                (1.98)(5)     (1.93)        (1.98)        (2.20)        (1.47)            (1.53)(5)
Portfolio turnover rate (%)  61.00         30.98         62.94         92.33         51.67             46.87
Average commission
  rate (6) ($)                 --            --            --         0.0237        0.0233            0.0215
*Reflects voluntary
 assumption of fees or
 expenses per share in
 each period ($)              0.00          0.14          0.09          0.04          0.00               --
- ----------------------------------------------------------------------------------------------------------------------
-
(1) Per share figures have been calculated using the average shares method.
(2) June 1, 1993 (commencement of share class designations) to June 30, 1993.
(3) Does not reflect any front-end or contingent deferred sales charges.
(4) Not annualized.
(5) Annualized.
(6) Average commission rate per share paid by the Fund for security trades on which commissions are charged beginning with the fiscal year ended June 30, 1996.

STATE STREET RESEARCH GLOBAL RESOURCES FUND

- ----------------------------------------------------------------------------------
----------------------------------
FINANCIAL HIGHLIGHTS (cont'd)
- ----------------------------------------------------------------------------------
----------------------------------
                                                          CLASS C (FORMERLY CLASS D)
                          -------------------------------------------------------------------------------------------
                                                  YEARS ENDED JUNE 30                             SIX MONTHS ENDED
                          --------------------------------------------------------------------    DECEMBER 31, 1997
                            1993(2)       1994(1)       1995(1)       1996(1)       1997(1)        (UNAUDITED)(1)
- ---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD ($)    12.99         13.51         11.77         12.02         17.10             21.76
                             -----         -----         -----         -----         -----             -----
  Net investment loss ($)*   (0.02)        (0.23)        (0.23)        (0.30)        (0.30)            (0.19)
  Net realized and
    unrealized gain (loss)
    on investments, foreign
    currency and forward
    contracts ($)             0.54         (1.51)         0.48          5.38          5.72              0.70
                             -----         -----         -----         -----         -----             -----
TOTAL FROM INVESTMENT
  OPERATIONS ($)              0.52         (1.74)         0.25          5.08          5.42              0.51
                             -----         -----         -----         -----         -----             -----
  Distributions from net
    realized gains ($)         --            --            --            --          (0.76)            (2.34)
                             -----         -----         -----         -----         -----             -----
TOTAL DISTRIBUTIONS ($)        --            --            --            --          (0.76)            (2.34)
                             -----         -----         -----         -----         -----             -----
NET ASSET VALUE, END OF
  PERIOD ($)                 13.51         11.77         12.02         17.10         21.76             19.93
                             =====         =====         =====         =====         =====             =====
Total return(3) (%)           4.00(4)     (12.88)         2.12         42.26         31.90              1.66(4)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of
  period ($ thousands)         588         1,931         2,350         5,154        27,528            40,597
Ratio of operating
  expenses to average
  net assets (%)*             2.25(5)       2.25          2.33          2.50          2.17              2.09(5)
Ratio of net investment
  loss to average net
  assets (%)*                (2.00)(5)     (1.94)        (1.99)        (2.20)        (1.45)            (1.53)(5)
Portfolio turnover rate (%)  61.00         30.98         62.94         92.33         51.67             46.87
Average commission
  rate (6) ($)                 --            --            --         0.0237        0.0233            0.0215
*Reflects voluntary
 assumption of fees or
 expenses per share in
 each period ($)              0.00          0.13          0.09          0.05          0.00              --

                                                          CLASS S (FORMERLY CLASS C)
                          -------------------------------------------------------------------------------------------
                                                  YEARS ENDED JUNE 30                             SIX MONTHS ENDED
                          --------------------------------------------------------------------    DECEMBER 31, 1997
                            1993(2)       1994(1)       1995(1)       1996(1)       1997(1)        (UNAUDITED)(1)
- ---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD ($)    12.99         13.52         11.90         12.27         17.64             22.72
                             -----         -----         -----         -----         -----             -----
  Net investment loss ($)*   (0.00)        (0.15)        (0.11)        (0.17)        (0.10)            (0.07)
  Net realized and
    unrealized gain
    (loss) on investments,
    foreign currency and
    forward contracts ($)     0.53         (1.47)         0.48          5.54          5.94              0.72
                             -----         -----         -----         -----         -----             -----
TOTAL FROM INVESTMENT
  OPERATIONS ($)              0.53         (1.62)         0.37          5.37          5.84              0.65
                             -----         -----         -----         -----         -----             -----
  Distributions from net
    realized gains ($)         --            --            --            --          (0.76)            (2.34)
                             -----         -----         -----         -----         -----             -----
TOTAL DISTRIBUTIONS ($)        --            --            --            --          (0.76)            (2.34)
                             -----         -----         -----         -----         -----             -----
NET ASSET VALUE, END OF
  PERIOD ($)                 13.52         11.90         12.27         17.64         22.2              21.03
                             =====         =====         =====         =====         ====              =====
Total return(3) (%)           4.08(4)     (11.98)         3.11         43.77         33.33              2.22(4)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of
  period ($ thousands)         146           960         3,288         5,632        10,747             9,941
Ratio of operating
  expenses to average
  net assets (%)*             1.25(5)       1.25          1.33          1.50          1.17              1.09(5)
Ratio of net investment
  loss to average net
  assets (%)*                (1.05)(5)     (0.95)        (1.01)        (1.20)        (0.48)            (0.54)(5)
Portfolio turnover rate (%)  61.00         30.98         62.94         92.33         51.67             46.87
Average commission
  rate (6) ($)                 --            --            --         0.0237        0.0233            0.0215
*Reflects voluntary
 assumption of fees or
 expenses per share in
 each period ($)              0.00          0.16          0.08          0.05          0.00               --
- ---------------------------------------------------------------------------------------------------------------------
(1) Per share figures have been calculated using the average shares method.
(2) June 1, 1993 (commencement of share class designations) to June 30, 1993.
(3) Does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.
(4) Not annualized.
(5) Annualized.
(6) Average commission rate per share paid by the Fund for security trades on which commissions are charged beginning with the fiscal year ended June 30, 1996.